UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21293

Nuveen Multi-Strategy Income and Growth Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Attractive Distributions from a Portfolio of Preferred and Convertible Securities,
Domestic and Foreign Equities, and Debt Instruments

Semi-Annual Report

June 30, 2010

Nuveen Multi-Strategy Income and Growth Fund

JPC

Nuveen Multi-Strategy Income and Growth Fund 2

JQC

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments, Inc. announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp's FAF Advisors (FAF). Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $150 billion of assets across several high-quality affiliates, will manage a combined total of about $175 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors, Winslow Capital and Nuveen HydePark.

The transaction is expected to close late in 2010, subject to customary conditions.

Chairman's
Letter to Shareholders

Dear Shareholder,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion to deal with the recent financial and economic crisis is injecting uncertainty into global financial markets. The implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen's investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment. Please consult the Nuveen website for the most recent information on your Nuveen Fund at: www.nuveen.com.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 17, 2010

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Multi-Strategy Income and Growth Fund (JPC)
Nuveen Multi-Strategy Income and Growth Fund 2 (JQC)

These Funds are advised by Nuveen Asset Management (NAM), which determines and oversees the Funds' asset allocations. NAM uses a team of sub-advisers with specialties in different asset classes to manage the Funds' portfolios. These sub-advisers include Spectrum Asset Management, Inc., Symphony Asset Management, LLC, and Tradewinds Global Investors, LLC. Symphony and Tradewinds are affiliates of Nuveen Investments.

Spectrum, a wholly-owned subsidiary of Principal Global Investors, LLC, manages the preferred securities positions within the income-oriented portion of each Fund's portfolio. Mark Lieb and Phil Jacoby, who have more than 40 years of combined experience in the preferred securities and other debt markets, lead the team at Spectrum.

Symphony has primary responsibility for investments in convertible, high yield and senior loan securities, and for domestic and international equity investments. The team at Symphony managing the convertible, high yield and senior loan portions of each portfolio is led by Gunther Stein, the firm's Chief Investment Officer, who has more than 20 years of investment management experience. The Symphony team responsible for managing domestic and international equity investments is led by Ross Sakamoto, who has more than 20 years of investment management experience. Ross took over the domestic equity investment duties from David Wang in June 2010, and international equity investment oversight from Eric Olson in July 2010, after the end of this reporting period.

Tradewinds invests its portion of each Fund's assets in global equities. The Tradewinds team is led by Dave Iben, who is Chief Investment Officer of that firm and has more than 25 years of investment management experience.

Here representatives from Spectrum, Symphony and Tradewinds talk about their management strategies and the performance of both Funds for the six-month period ended June 30, 2010.

What key strategies were used to manage the Funds during this reporting period?

The primary investment objective for both Funds is high current income, with a secondary objective of total return. In seeking to achieve these objectives, each Fund invests in preferred securities (both tax-advantaged and taxable), convertible securities and related instruments, common stocks, and debt instruments, including high yield debt and senior loans. The Funds seek to maintain strategic exposure targets of approximately 70% in

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income-oriented securities and 30% in equities and equity-like securities. Portfolio composition will vary over time based on market conditions.

Within the preferred securities portion of both Funds' portfolios managed by Spectrum, we increased our U.S. banking concentrations by about 2.4% over the period. We also slightly increased the Funds' holdings of real estate investment trusts (REITS). Additionally, we sold securities that we believed were trading at relatively attractive prices, and we used the proceeds to buy discounted preferred securities to in an effort to preserve the capital of the Funds.

We also sought during this period to rebalance each Funds' foreign concentrations of preferred securities. Specifically, we reduced our Spanish banking concentrations 3% by closing the Banesto and Sovereign Bank positions. We also eliminated our exposure to Italy by selling our UniCredito holdings, and we eliminated our Mitsubishi UFJ Financial Group MUFG positions to remove Japanese exposure. Conversely, we did increase French exposure by about 2%. As a result of all these activities, we slightly reduced our overall foreign issuer concentrations

In the senior loan and other debt portion of each Fund's portfolio managed by Symphony, we focused on macro, technical, and fundamental factors. While the market consensus is that fundamentals will remain stable for the next several quarters, with below-average default rates and some level of growth in the economy, we continue to look at the whole picture to assess risk. In second half of 2012 and 2013, the senior loan market will see significant maturities. How companies deal with this "wall" of maturities will be a function both of the economic environment at the time as well as company-specific factors. Monitoring both will be critical to navigating the market, which we believe may hold significant value for income-seeking investors who are concerned about rising interest rates. Regardless of future trends, we believe that floating rate senior loans will continue to play a critical role in the credit market as companies look to refinance, de-leverage, or in some cases expand their businesses.

In the core domestic and international equity portions of each Fund's portfolio that is managed by Symphony, we used both quantitative and qualitative methods to evaluate opportunities. The quantitative screening process served as the starting point for decision-making, with the qualitative process then providing a systematic way of researching companies from a broad perspective, as fundamental analysts actively sought catalysts that we believed would drive upside price movements. Symphony's uses a "bottom-up" approach to stock picking, seeking to maximize return per unit of risk while obeying limits on position size, industry weights, beta, and other portfolio constraints. Quantitative tools provide the risk diagnostic measurements which guide these limits and keep forecasted risk within acceptable tolerances. The overall result is an investment process which is disciplined, repeatable, and we think blends the most effective elements of both quantitative and qualitative investing.

For the global equity portion of each Fund's portfolio managed by Tradewinds, our basic investment philosophy continued to focus on buying good or improving business franchises around the globe whose securities were selling below their intrinsic value. In the first half of 2010, we were pleased that the best value opportunities were found in the

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Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

1.  Comparative Benchmark performance is a blended return consisting of: 1) 27.5% of the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange traded preferred issues with outstanding market values of at least $100 million and at least one year to maturity. 2) 22.5% of the Barclays Capital Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of "equity credit" from a rating agency. 3) 10.0% of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. 4) 10.0% of the MSCI EAFE Index. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. 5) 10.0% of the MSCI ACWI Index. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. 6) 6.7% of the Merrill Lynch All U.S. Convertibles Index consisting of approximately 595 securities with par values greater than $50 million that were issued by U.S. companies or non-U.S. based issuers that have a significant business presence in the U.S. 7) 6.7% of the CSFB High Yield Index, which includes approximately $515 billion of U.S.-denominated high yield debt with a minimum of $75 million in par value and at least one rating below investment-grade. 8) 6.6% of the CSFB Leverage Loan Index, which includes approximately $611 billion of U.S.-denominated Leveraged Loans at least one rating below investment-grade. Benchmark returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in this benchmark.

2.  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

securities of those businesses that were most leveraged to the growth of global economies. We continued to like materials, food, agriculture and energy stocks which benefit from increased global demand. During the period we continued to write covered calls on selected long equity positions to enhance yield and expected total return.

How did the Funds perform over the reporting period?

The performance of JPC and JQC, as well as a comparative benchmark and a general fixed income index, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value

For periods ended 6/30/10

	6-Month	1-Year	5-Year
JPC	1.28%	31.94%	-2.10%
JQC	1.77%	34.75%	-1.12%
Comparative Benchmark[1]	0.04%	21.51%	1.40%
Barclays Capital U.S. Aggregate Bond Index[2]	5.33%	9.50%	5.54%

Six-month returns are cumulative; all other returns are annualized.

For the six-month period ended June 30, 2010, the total return on common share net asset value for both Funds outperformed the comparative benchmark, but underperformed the general market index.

Among the largest positive contributors in the preferred securities portion of both Funds over the six-month period were Agfirst Farm Credit, CoBank, Kimco Realty, CapitalOne and Wachovia. In general, the U.S. bank trust preferred sector benefited performance as a number of market observers believed that banks are likely to be gradually redeeming their preferred securities in response to certain provisions in the recently enacted financial sector reform bill.

Proactively, we closed out all of the Funds' Euro currency denominated issues in advance of their protracted weakness during the period. As a result, the Funds benefited on a relative basis from their reduced exposure. However, the Funds' remaining holdings of foreign preferred securities constrained performance, due to concerns over slow growth and the commensurate fiscal challenges of many countries.

Our insurance holdings also detracted from performance. Investors sold insurance-related names in May, right at the same time that many dealers were looking to sell new issues. This caused securities from companies like XL, Aegon and Hartford to underperform.

The senior loan and high yield sleeves of both Funds performed well relative to the broader credit market, largely as a result of the higher quality profile of the Funds' assets. The selloff in the senior loan and high yield market during the period was focused primarily on "higher beta" names, which are often lower quality, have lower coupons, and are debt of companies which were targets of leveraged buyout offers in 2005-2007. While we do believe that these assets in many cases may represent buying opportunities, we will continue to focus on better quality assets in an effort to offset the floating rate financing of the Funds' leveraged capital structures. Some of the higher

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quality names that performed well during the period on a relative basis were Warner Chilcott and Reynolds Brands.

While the senior loan and high yield sell off was largely focused on 2005-2007 vintage paper, this unfortunately represented roughly half of the secondary market and was difficult to completely avoid. During the quarter, our exposure to issuers such as Univision and TXU hindered performance. Also hurting was the Funds' exposure to convertible bonds, which have a much higher beta than many equity market issues as a result of the convertible nature of these securities.

The core domestic equities portion of the Funds managed by Symphony offered a measure of downside protection during the period, as we remained invested in companies with relatively strong fundamentals. Looking at the market generally, as represented by the Russell Mid Cap Index, low beta sectors like utilities and consumer staples held up the best, declining -5.6% and -7.4%, respectively. Higher beta sectors like energy and materials were down -13.4% and -13.0%, respectively.

While our domestic equity sector selection remained relatively tight to the benchmark weightings, our overweight exposure to medical providers and specialty retail companies detracted modestly from overall performance. On the other hand, our underweight exposure to electrical equipment manufactures and defense and aerospace industries helped to compensate for this underperformance. Our emphasis on selecting companies with good growth characteristics and sound fundamentals worked well during this period. Our top performers included Sybase, an enterprise software company, Netflix, and Cimarex, an oil exploration and production company. The worst performance came from United State Steel, Lamar Advertising and Oshkosh Corporation, a medium and heavy duty truck company.

In the international equities portion of the portfolios managed by Symphony, the Funds' benefited from a general underweighting of European countries. The top performers included AstraZeneca, Silver Wheaton Corporation and Cia Brasiliera de Distuica. Our holdings of Canadian companies, which are exposed to the materials sector, negatively impacted performance. The Funds also were hurt by an underweight position to the relatively outperforming Japanese stock market. Also detracting from performance was our overweight exposure to electronic component companies, which detracted modestly from performance. Other securities adversely effecting performance were AXA, BHP Billiton and Canon Inc. Our overweight exposure to the automobile industry helped compensate for this underperformance. Overall, our emphasis on selecting companies with good growth characteristics and sound fundamentals struggled in this period.

In the global equity sleeve of the Funds managed by Tradewinds, the long equity holdings in the materials sector were the largest and most significant contributor to positive performance in the period as our holdings in this area continued to be significantly overweight versus the benchmark. Newmont Mining, one of the world's largest gold producers with significant assets and operations in the United States, Australia, Peru, Indonesia, Ghana, Canada, Bolivia, New Zealand, and Mexico, was each Fund's top contributor to performance. Other positive contributors to performance were the

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equities of protein provider Tyson Foods Incorporated and gold producer Barrick Gold Corporation.

Each Fund's worst performer for the period was the long equity position in BP Plc (ADS), the fourth largest oil producer in the world, and one of the largest oil and gas producers in the United States. Shares of the company plunged under mounting political pressure by U.S. government officials as well as continued difficulties in "plugging" its leaking well in the Gulf of Mexico. Other underperformers included long equity positions in the world's largest uranium producer, Cameco Corporation, and Thales S.A., a French manufacturer of aerospace systems and industrial electronics products.

The majority of the short equity positions were limited in their contribution. However, primarily due to share price appreciation in auto specialty retailer AutoZone Incorporated, the group as a whole detracted from performance.

IMPACT OF LEVERAGE ON PERFORMANCE

One important factor impacting the returns of these Funds relative to the comparative Index and benchmark was the Funds' use of financial leverage, primarily through bank borrowings. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional risk — especially when market conditions are unfavorable. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of portfolio holdings generally are rising.

Over the course of this six-month period, leverage made a positive contribution to the returns of both Funds.

RECENT EVENTS CONCERNING THE FUNDS' REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after their inceptions, each Fund issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the weekly auctions for those ARPS shares began in February 2008 to consistently fail, causing the Funds to pay the so-called "maximum rate" to ARPS shareholders under the terms of the ARPS in the Funds' charter documents. With the goal of lowering the relative cost of leverage over time for common shareholders and providing liquidity at par for preferred shareholders, the Funds sought to refinance all of their outstanding ARPS beginning shortly thereafter. The Funds completed this refinancing process during 2009 and since then have relied upon bank borrowings to create financial leverage.

In April and May 2010, 30 Nuveen leveraged closed-end funds, including these Funds, received a demand letter from a law firm on behalf of a purported holder of common shares of each fund, alleging that Nuveen and the fund's officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the fund's ARPS. In response, the Board established an ad hoc Demand Committee

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consisting of disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation.

Upon completion of its review, the Demand Committee found that it was not in the best interests of the Funds or its shareholders to take the actions suggested in the demand letters and recommended that the full Board reject the demands made in the demand letter. After reviewing the findings and recommendations of the Demand Committee, the Board of Trustees for the Funds unanimously adopted the Demand Committee's recommendation to reject the demands contained in the letters. At the time this report was produced, lawsuits pursuing claims made in the demand letter had been filed on behalf of shareholders of several funds, including these Funds, against Nuveen Asset Management, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of the various funds. Nuveen Investments and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. The Funds believe that these lawsuits will not have a material effect on the Funds, or on Nuveen Investment Management's ability to serve as investment adviser to the Funds.

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Common Share Distribution
and Share Price Information

The following information regarding your Fund's distributions is current as of June 30, 2010, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the six-month reporting period, the Funds did not make any changes to their quarterly distribution to common shareholders. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Funds employ financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but—as noted earlier—also increases the variability of common shareholders' net asset value per share in response to changing market conditions. During the current reporting period, each Fund's financial leverage contributed positively to common share income and common share net asset value price return.

Each Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  Each Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual common share returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not

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realized as a taxable capital gain. In periods when a Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding each Fund's common share distributions and total return performance for the six months ended June 30, 2010. The distribution information is presented on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet each Fund's distributions.

As of 6/30/10 (Common Shares)	JPC	JQC
Inception date	3/26/03	6/25/03
Six months ended June 30, 2010:
Per share distribution:
From net investment income	$0.28	$0.29
From realized capital gains	0.00	0.00
Return of capital	0.06	0.06
Total per share distribution	$0.34	$0.35
Annualized distribution rate on NAV	8.15%	7.93%
Average annual total returns:
Six-Month (Cumulative) on NAV	1.28%	1.77%
1-Year on NAV	31.94%	34.75%
5-Year on NAV	-2.10%	-1.12%
Since inception on NAV	1.46%	1.54%

Common Share Repurchases and Share Price Information

As of June 30, 2010, and since the inception of the Funds' repurchase program, the cumulative amount of common shares repurchased by the Funds are as shown in the accompanying table.

Fund	Common Shares Repurchased	% of Outstanding Common Shares
JPC	1,909,750	2.0%
JQC	3,004,475	2.2%

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During the six-month reporting period, the Funds' common shares were repurchased at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

Fund	Common Shares Repurchased	Weighted Average Price Per Common Share Repurchased	Weighted Average Discount Per Common Share Repurchased
JPC	272,000	$7.41	14.96%
JQC	584,900	$7.75	15.74%

As of June 30, 2010, the Funds' common share prices were trading at (–) discounts to their common share NAVs as shown in the accompanying table.

Fund	6/30/10 (–) Discount	Six-Month Average (–) Discount
JPC	-11.99%	-12.84%
JQC	-11.89%	-13.76%

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JPC

Performance

OVERVIEW

Nuveen Multi-Strategy Income and Growth Fund

  as of June 30, 2010

Portfolio Allocation (as a % of total investments)2

2009-2010 Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Excluding common stocks sold short and investments in derivatives.

3 Excluding short-term investments, common stocks sold short and investments in derivatives.

Fund Snapshot

Common Share Price	$7.34
Common Share Net Asset Value	$8.34
Premium/(Discount) to NAV	-11.99%
Current Distribution Rate[1]	9.26%
Net Assets Applicable to Common Shares ($000)	$815,455

Average Annual Total Return

(Inception 3/26/03)

	On Share Price	On NAV
6-Month (cumulative)	2.41%	1.28%
1-Year	43.21%	31.94%
5-Year	-1.53%	-2.10%
Since Inception	0.08%	1.46%

Portfolio Composition

(as a % of total investments)2

Commercial Banks	15.6%
Insurance	12.7%
Real Estate	8.4%
Media	5.9%
Oil, Gas & Consumable Fuels	5.0%
Metals & Mining	4.2%
Capital Markets	3.2%
Diversified Financial Services	3.1%
Diversified Telecommunication Services	2.6%
Health Care Providers & Services	2.2%
Pharmaceuticals	2.1%
Food Products	2.1%
Semiconductors & Equipment	1.9%
Hotels, Restaurants & Leisure	1.8%
IT Services	1.6%
Multi-Utilities	1.5%
Electric Utilities	1.3%
Aerospace & Defense	1.2%
Chemicals	1.2%
Short-Term Investments	3.3%
Other	19.1%

Top Five Issuers

(as a % of total investments)3

Wachovia Corporation	1.9%
Deutsche Bank AG	1.7%
Union Planters Corporation	1.6%
Partners Re Limited	1.5%
Comcast Corporation	1.4%

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Fund Snapshot

Common Share Price	$7.78
Common Share Net Asset Value	$8.83
Premium/(Discount) to NAV	-11.89%
Current Distribution Rate[1]	9.00%
Net Assets Applicable to Common Shares ($000)	$1,213,424

Average Annual Total Return

(Inception 6/25/03)

	On Share Price	On NAV
6-Month (cumulative)	5.62%	1.77%
1-Year	47.92%	34.75%
5-Year	-0.18%	-1.12%
Since Inception	0.19%	1.54%

Portfolio Composition

(as a % of total investments)2

Commercial Banks	14.6%
Insurance	14.2%
Real Estate	7.7%
Media	5.6%
Oil, Gas & Consumable Fuels	5.1%
Metals & Mining	4.3%
Capital Markets	3.6%
Diversified Telecommunication Services	3.2%
Diversified Financial Services	2.4%
Electric Utilities	2.1%
Pharmaceuticals	2.1%
Health Care Providers & Services	2.0%
Food Products	2.0%
Semiconductors & Equipment	1.8%
Hotels, Restaurants & Leisure	1.8%
IT Services	1.5%
Investment Companies	1.5%
Chemicals	1.2%
Short-Term Investments	3.3%
Other	20.0%

Top Five Issuers

(as a % of total investments)3

Wachovia Corporation	1.8%
Deutsche Bank AG	1.6%
Comcast Corporation	1.7%
Aegon N.V.	1.3%
Centaur Funding Corporation	1.3%

JQC

Performance

OVERVIEW

Nuveen Multi-Strategy Income and Growth Fund 2

  as of June 30, 2010

Portfolio Allocation (as a % of total investments)2

2009-2010 Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Excluding common stocks sold short and investments in derivatives.

3 Excluding short-term investments, common stocks sold short and investments in derivatives.

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JPC

JQC

Shareholder MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 6, 2010; at this meeting the shareholders were asked to vote on the election of Board Members.

	JPC	JQC
	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	84,202,009	117,919,409
Withhold	5,650,506	6,947,526
Total	89,852,515	124,866,935
Judith M. Stockdale
For	84,109,527	117,793,911
Withhold	5,742,988	7,073,024
Total	89,852,515	124,866,935
Carole E. Stone
For	84,118,758	117,779,275
Withhold	5,733,757	7,087,660
Total	89,852,515	124,866,935
William J. Schneider
For	84,220,235	117,904,489
Withhold	5,632,280	6,962,446
Total	89,852,515	124,866,935

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund

Portfolio of INVESTMENTS

  June 30, 2010 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 34.8% (25.9% of Total Investments)
	Aerospace & Defense – 0.8%
29,962	Aveos Fleet Performance Inc., (2), (18)	$531,826
2,290	Esterline Technologies Corporation, (2)	108,661
5,505	GeoEye, Inc., (2)	171,426
29,179	Lockheed Martin Corporation, (3)	2,173,836
17,245	Raytheon Company	834,486
82,550	Thales S.A., (18)	2,665,051
	Total Aerospace & Defense	6,485,286
	Air Freight & Logistics – 0.1%
8,500	United Parcel Service, Inc., Class B	483,565
	Auto Components – 0.1%
31,020	Johnson Controls, Inc.	833,507
	Automobiles – 0.3%
63,589	Honda Motor Company Limited	1,867,790
25,580	Toyota Motor Corporation, (18)	878,894
	Total Automobiles	2,746,684
	Beverages – 0.6%
220,983	Coca-Cola Amatil Limited, (18)	2,212,662
24,381	Coca-Cola Femsa SAB de CV	1,526,007
19,910	Coca-Cola Company	997,889
13,615	Dr. Pepper Snapple Group	509,065
	Total Beverages	5,245,623
	Biotechnology – 0.2%
5,315	Alnylam Pharmaceuticals, Inc., (2)	79,831
10,690	Amgen Inc., (2)	562,294
6,450	BioMarin Pharmaceutical Inc., (2)	122,292
2,570	Celgene Corporation, (2)	130,607
1,471	Cubist Pharmaceuticals Inc., (2)	30,303
14,270	Gilead Sciences, Inc., (2)	489,176
10,495	ISIS Pharmaceuticals, Inc., (2)	100,437
	Total Biotechnology	1,514,940
	Building Products – 0.2%
36,123	Masonite Worldwide Holdings, (2), (18)	1,589,412
	Capital Markets – 0.5%
1,130	Affiliated Managers Group Inc., (2)	68,670
3,410	Ameriprise Financial, Inc.	123,203
4,610	Calamos Asset Management, Inc. Class A	42,781
21,610	Invesco LTD	363,696
15,295	Legg Mason, Inc.	428,719
262,861	Nomura Securities Company, (18)	1,436,136
2,270	Piper Jaffray Companies, (2)	73,139
3,410	T. Rowe Price Group Inc.	151,370
111,272	UBS AG, (2), (3)	1,471,016
	Total Capital Markets	4,158,730

Nuveen Investments

Shares	Description (1)	Value
	Chemicals – 0.8%
9,080	Celanese Corporation, Series A	$226,183
3,980	Eastman Chemical Company	212,373
2,330	Lubrizol Corporation	187,122
59,590	LyondellBasell Industries NV, (2)	962,379
54,616	LyondellBasell Industries NV, (2)	882,048
3,170	Minerals Technologies Inc.	150,702
21,540	Mosaic Company	839,629
27,125	Nitto Denko Corporation, (18)	889,792
12,710	Solutia Inc., (2)	166,501
69,857	Umicore, (18)	2,015,458
3,530	Westlake Chemical Corporation	65,552
	Total Chemicals	6,597,739
	Commercial Banks – 2.4%
71,343	Associated Banc-Corp.	874,665
77,919	Banco Itau Holdings Financeira, S.A.	1,403,321
139,625	Banco Santander Central Hispano S.A., (18)	1,464,133
137,500	Bangkok Bank Public Company Limited, Foreign Shares, (18)	537,640
8,437	Bank of East Asia Ltd, ADR (18)	30,964
42,454	Bank of Nova Scotia	1,956,102
10,470	BB&T Corporation	275,466
4,410	Columbia Banking Systems Inc.	80,527
9,045	Commerce Bancshares Inc.	325,530
6,985	Community Bank System Inc.	153,880
199,562	DnB NOR ASA, (18)	1,919,427
83,960	Fifth Third Bancorp.	1,031,868
5,260	First Financial Bancorp.	78,637
4,335	Hancock Holding Company	144,616
49,018	ICICI Bank Limited, ADR	1,771,511
647,600	Krung Thai Bank Public Company Limited, Foreign Shares, (18)	251,922
27,835	Royal Bank of Canada	1,325,663
108,773	Standard Chartered PLC, (18)	2,648,667
11,373	Sumitomo Trust & Banking Company, ADR, (18)	58,230
4,300	SunTrust Banks, Inc.	100,190
3,110	SVB Financial Group, (2)	128,225
28,890	Toronto-Dominion Bank	1,871,995
27,620	U.S. Bancorp	617,307
11,190	Umpqua Holdings Corporation	128,461
15,500	Wells Fargo & Company	396,800
	Total Commercial Banks	19,575,747
	Commercial Services & Supplies – 0.3%
27,660	Aggreko PLC, (18)	580,661
1,010	Clean Harbors, Inc., (2)	67,074
8,315	Republic Services, Inc.	247,205
7,957	Stericycle Inc., (2)	521,820
139,300	Toppan Printing Company Limited, (18)	1,101,524
4,170	Waste Management, Inc.	130,479
	Total Commercial Services & Supplies	2,648,763
	Communications Equipment – 0.2%
2,040	Comtech Telecom Corporation, (2)	61,057
7,665	Interdigital Inc., (2)	189,249
119,000	Nokia Corporation, ADR (3)	969,850
6,630	Plantronics Inc.	189,618
	Total Communications Equipment	1,409,774
	Computers & Peripherals – 0.6%
11,771	Apple, Inc., (2)	2,960,760

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Shares	Description (1)	Value
	Computers & Peripherals (continued)
9,546	Hewlett-Packard Company	$413,151
4,250	Network Appliance Inc., (2)	158,568
24,425	Seagate Technology, (2)	318,502
30,505	Western Digital Corporation, (2)	920,031
	Total Computers & Peripherals	4,771,012
	Construction & Engineering – 0.2%
27,130	Royal Boskalis Westminster NV, (18)	1,054,108
28,433	Shaw Group Inc., (2)	972,977
	Total Construction & Engineering	2,027,085
	Consumer Finance – 0.1%
18,090	American Express Company	718,173
11,540	Capital One Financial Corporation	465,062
	Total Consumer Finance	1,183,235
	Containers & Packaging – 0.0%
3,600	Rock-Tenn Company	178,812
	Diversified Consumer Services – 0.0%
8,060	Bridgepoint Education Inc., (2)	127,429
	Diversified Financial Services – 0.2%
74,150	Bank of America Corporation	1,065,536
750	CME Group, Inc.	211,163
2,425	Guoco Group Ltd, ADR (18)	47,700
4,300	Nasdaq Stock Market, Inc., (2)	76,454
8,114	PHH Corporation, (2)	154,491
	Total Diversified Financial Services	1,555,344
	Diversified Telecommunication Services – 1.1%
4,040	CenturyTel, Inc.	134,572
95,000	Deutsche Telekom AG, ADR, (3), (18)	1,108,650
37,500	KT Corporation, Sponsored ADR	718,875
100,167	Nippon Telegraph and Telephone Corporation, ADR, (3)	2,037,397
198,200	Portugal telecom SGPS S.A, (18)	1,980,997
1,900,000	Telecom Italia S.p.A., (18)	1,735,572
19,315	Telus Corporation, (3)	699,203
3,850	Verizon Communications Inc.	107,877
	Total Diversified Telecommunication Services	8,523,143
	Electric Utilities – 1.1%
142,454	Centrais Electricas Brasileiras S.A., PFD B ADR	2,255,047
20,200	Electricite de France S.A., (3), (18)	768,541
16,751	Exelon Corporation	636,035
141,662	Korea Electric Power Corporation, Sponsored ADR, (3)	1,824,607
69,910	Progress Energy, Inc., (3)	2,741,870
18,620	Southern Company	619,674
	Total Electric Utilities	8,845,774
	Electrical Equipment – 0.7%
51,392	ABB Limited, ADR	888,054
67,689	ABB Limited, (18)	1,178,506
1,850	Areva CI, (18)	768,341
13,515	GrafTech International Ltd., (2)	197,589
4,940	Harbin Electric, Inc., (2)	82,251
25,613	Nidec Corporation, (18)	2,144,246
8,070	Rockwell Automation, Inc.	396,156
	Total Electrical Equipment	5,655,143

Nuveen Investments

Shares	Description (1)	Value
	Electronic Equipment & Instruments – 0.4%
59,801	Hoya Corporation, (18)	$1,272,425
5,685	Ingram Micro, Inc., Class A, (2)	86,355
158,232	Nippon Electric Glass Company Limited, (18)	1,812,474
1,459	Tech Data Corporation, (2)	51,970
	Total Electronic Equipment & Instruments	3,223,224
	Energy Equipment & Services – 0.5%
75,240	ACERGY S.A., ADR, (18)	1,114,007
126,281	AMEC PLC, (18)	1,547,113
1,867	Baker Hughes Incorporated	77,611
9,455	Cooper Cameron Corporation, (2)	307,477
9,805	FMC Technologies Inc., (2)	516,331
9,125	Halliburton Company	224,019
3,610	Oil States International Inc., (2)	142,884
	Total Energy Equipment & Services	3,929,442
	Food & Staples Retailing – 0.9%
193,960	Jeronimo Martins SGPS, (18)	1,777,102
83,645	Koninklijke Ahold N.V., (18)	1,034,679
20,545	Kroger Co.	404,531
86,600	Wal-Mart Stores, Inc., (3)	4,162,862
	Total Food & Staples Retailing	7,379,174
	Food Products – 1.8%
6,330	Archer-Daniels-Midland Company	163,441
11,540	Campbell Soup Company	413,478
13,030	General Mills, Inc.	462,826
12,340	H.J. Heinz Company	533,335
12,195	Hershey Foods Corporation	584,506
9,550	Kellogg Company	480,365
19,010	Mead Johnson Nutrition Company, Class A Shares	952,781
31,966	Nestle S.A., (18)	1,541,363
2,893	Sanderson Farms Inc.	146,791
177,872	Smithfield Foods, Inc., (2), (3)	2,650,293
206,900	Tyson Foods, Inc., Class A, (3)	3,391,091
38,382	Unilever PLC	1,025,951
76,130	Unilever PLC, ADR, (18)	2,035,108
	Total Food Products	14,381,329
	Gas Utilities – 0.0%
1,890	National Fuel Gas Company	86,713
	Health Care Equipment & Supplies – 0.3%
11,340	Align Technology, Inc., (2)	168,626
12,250	Becton, Dickinson and Company	828,345
5,370	Covidien PLC	215,767
11,740	Edwards Lifesciences Corporation, (2)	657,675
14,500	Hologic Inc., (2)	201,985
4,700	Hospira Inc., (2)	270,015
5,500	Masimo Corporation	130,955
2,520	Steris Corporation	78,322
556	Zimmer Holdings, Inc., (2)	30,052
	Total Health Care Equipment & Supplies	2,581,742
	Health Care Providers & Services – 1.1%
79,681	Aetna Inc., (3)	2,101,985
30,240	AmerisourceBergen Corporation	960,120
8,340	Centene Corporation, (2)	179,310
4,190	Community Health Systems, Inc., (2)	141,664

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Shares	Description (1)	Value
	Health Care Providers & Services (continued)
24,818	Express Scripts, Inc., (2)	$1,166,942
39,243	Fresenius Medical Care, ADR, (18)	2,117,337
9,940	HealthSouth Corporation, (2)	185,977
8,959	Lincare Holdings	291,257
13,860	McKesson HBOC Inc.	930,838
10,120	Medco Health Solutions, Inc., (2)	557,410
2,274	Omnicare, Inc.	53,894
4,920	Quest Diagnostics Incorporated	244,868
	Total Health Care Providers & Services	8,931,602
	Hotels, Restaurants & Leisure – 0.4%
46,885	Carnival Corporation, (18)	1,518,670
2,330	Chipotle Mexican Grill, (2)	318,767
23,010	Las Vegas Sands, (2)	509,441
14,590	Shuffle Master Inc., (2)	116,866
14,030	Starbucks Corporation	340,929
	Total Hotels, Restaurants & Leisure	2,804,673
	Household Durables – 0.1%
7,220	Lennar Corporation, Class A	100,430
5,015	Meritage Corporation, (2)	81,644
26,990	Newell Rubbermaid Inc.	395,134
2,495	Sekisui House, Ltd., Sponsored ADR, (18)	21,108
4,865	Tempur Pedic International Inc., (2)	149,599
	Total Household Durables	747,915
	Household Products – 0.2%
10,700	Colgate-Palmolive Company	842,732
10,190	Kimberly-Clark Corporation	617,820
	Total Household Products	1,460,552
	Independent Power Producers & Energy Traders – 0.1%
18,970	Constellation Energy Group	611,783
	Industrial Conglomerates – 0.1%
289	Siemens AG, Sponsored ADR	25,874
273,890	Tomkins PLC, (18)	919,909
	Total Industrial Conglomerates	945,783
	Insurance – 0.8%
3,900	AFLAC Incorporated	166,413
9,390	Allstate Corporation	269,775
1,362	Aon Corporation	50,557
1,844	Axis Capital Holdings Limited	54,804
231,793	China Life Insurance Company Limited, (18)	1,012,221
1,858	CNA Financial Corporation, (2)	47,490
7,090	Delphi Financial Group, Inc.	173,067
42,354	Hannover Rueckversicherung AG, (18)	1,815,098
34,742	Lincoln National Corporation	843,883
5,759	Marsh & McLennan Companies, Inc.	129,865
29,901	Old Republic International Corporation	362,699
105,446	Prudential Corporation PLC, (18)	795,338
6,440	Prudential Financial, Inc.	345,570
5,930	WR Berkley Corporation	156,908
	Total Insurance	6,223,688

Nuveen Investments

Shares	Description (1)	Value
	Internet & Catalog Retail – 0.2%
8,215	Amazon.com, Inc., (2)	$897,571
7,460	NetFlix.com Inc., (2)	810,529
	Total Internet & Catalog Retail	1,708,100
	Internet Software & Services – 0.4%
66,472	eBay Inc., (2), (3)	1,303,516
5,770	Equinix Inc., (2)	468,639
2,370	Google Inc., Class A, (2)	1,054,532
10,520	Rackspace Hosting Inc., (2)	192,937
25,145	Tencent Holdings Limited, (18)	416,583
	Total Internet Software & Services	3,436,207
	IT Services – 0.8%
71,507	CGI Group Inc., (2)	1,067,600
4,510	CSG Systems International Inc., (2)	82,668
9,170	Global Payments Inc.	335,072
12,985	International Business Machines Corporation (IBM)	1,603,388
3,900	MasterCard, Inc.	778,167
2,050	Maximus Inc.	118,634
43,180	Patni Computer Systems Limited	985,799
10,215	VeriFone Holdings Inc., (2)	193,370
12,910	Visa Inc.	913,383
5,215	Wright Express Corporation, (2)	154,886
	Total IT Services	6,232,967
	Life Sciences Tools & Services – 0.1%
990	Bio-Rad Laboratories Inc., (2)	85,625
7,780	Life Technologies Corporation, (2)	367,605
6,150	Waters Corporation, (2)	397,905
	Total Life Sciences Tools & Services	851,135
	Machinery – 0.7%
3,873	AGCO Corporation, (2)	104,455
5,370	Caterpillar Inc.	322,576
11,610	Cummins Inc.	756,159
5,650	Donaldson Company, Inc.	240,973
60,361	Kone OYJ, (18)	2,403,292
2,470	Nordson Corporation	138,518
15,120	Oshkosh Truck Corporation, (2)	471,139
10,620	Parker Hannifin Corporation	588,985
3,770	Timken Company	97,982
5,540	Vallourec SA, (18)	955,164
	Total Machinery	6,079,243
	Marine – 0.1%
8,950	Genco Shipping and Trading Limited, (2)	134,161
68,000	Stolt-Nielsen S.A., (18)	790,988
	Total Marine	925,149
	Media – 0.6%
13,900	Cablevision Systems Corporation	333,739
23,615	Comcast Corporation, Class A	410,193
34,276	DIRECTV Group, Inc., (2)	1,162,642
8,470	Lamar Advertising Company, (2)	207,684
3,600	Madison Square Garden Inc., (2)	70,812
16,449	Readers Digest Association Inc., (2), (18)	337,205
10,180	Scripps Networks Interactive, Class A Shares	410,661
1,771	SuperMedia Inc., (2)	32,392

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Shares	Description (1)	Value
	Media (continued)
1,218	Time Warner Cable, Class A	$63,433
184,860	WPP Group PLC, (18)	1,741,470
	Total Media	4,770,231
	Metals & Mining – 4.2%
31,000	AngloGold Ashanti Limited, Sponsored ADR, (3)	1,338,580
133,296	Barrick Gold Corporation, (3)	6,052,971
44,513	BHP Billiton PLC, ADR, (18)	1,384,780
8,880	Cliffs Natural Resources Inc.	418,781
17,235	Freeport-McMoRan Copper & Gold, Inc.	1,019,106
220,631	Gold Fields Limited, ADR, (3)	2,949,836
33,111	Ivanhoe Mines Ltd., (2), (3)	431,767
12,309	Kinross Gold Corporation	210,361
2,700	Lihir Gold Limited, Sponsored ADR	97,173
762,000	Lihir Gold Limited, (18)	2,741,370
1,062,500	Minara Resources Limited, (18)	576,164
2,110	Newcrest Mining Limited, Sponsored ADR, (18)	62,245
18,000	Newcrest Mining Limited, (18)	525,177
114,016	Newmont Mining Corporation, (3)	7,039,348
538,658	NovaGold Resources Inc., 144A, (2), (3)	3,759,833
181,183	NovaGold Resources Inc., (2), (3)	1,264,657
13,150	POSCO, ADR	1,240,308
3,675	Silver Standard Resources, Inc., (2)	65,599
18,730	Steel Dynamics Inc.	247,049
97,730	Sterlite Industries India Ltd., ADR	1,391,675
20,000	United States Steel Corporation	771,000
14,130	Walter Industries Inc.	859,811
	Total Metals & Mining	34,447,591
	Multiline Retail – 0.3%
6,210	Big Lots, Inc., (2)	199,279
18,700	Macy's, Inc.	334,730
62,011	Next PLC, (18)	1,848,827
	Total Multiline Retail	2,382,836
	Multi-Utilities – 0.5%
136,191	Ameren Corporation, (3)	3,237,260
7,970	Consolidated Edison, Inc.	343,507
15,280	Dominion Resources, Inc.	591,947
1,380	OGE Energy Corp.	50,453
4,180	PG&E Corporation	171,798
	Total Multi-Utilities	4,394,965
	Office Electronics – 0.1%
23,343	Canon Inc., (18)	869,981
	Oil, Gas & Consumable Fuels – 4.0%
56,522	Arch Coal Inc., (3)	1,119,701
66,040	BG Group PLC, (18)	982,203
159,723	BP PLC Sponsored ADR, (3)	4,612,800
198,118	Cameco Corporation, (3)	4,215,951
11,208	Chesapeake Energy Corporation	234,808
45,694	Chevron Corporation, (3)	3,100,795
24,879	ConocoPhillips, (3)	1,221,310
22,890	Continental Resources Inc., (2)	1,021,352
4,830	Devon Energy Corporation	294,244
34,890	EnCana Corporation	1,056,647
66,200	Gazprom OAO, ADR, (18)	1,246,432

Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
10,345	Hess Corporation	$520,767
9,670	Newfield Exploration Company, (2)	472,476
40,100	Nexen Inc., (3)	788,767
5,905	Occidental Petroleum Corporation	455,571
1,706	Peabody Energy Corporation	66,756
7,492	Petrobras Energia S.A., ADR	107,960
13,500	Petrohawk Energy Corporation, (2)	229,095
1,700,000	PT Medco Energi Internasional TBK, (18)	546,946
9,285	Rosetta Resources, Inc., (2)	183,936
35,200	Royal Dutch Shell PLC, Class B, Sponsored ADR, (3)	1,699,456
3,300	SM Energy Company	132,528
61,190	StatoilHydro ASA, (18)	1,178,814
47,046	StatoilHydro ASA, Sponsored ADR	900,931
5,010	Stone Energy Corporation, (2)	55,912
73,651	Suncor Energy, Inc., (3)	2,168,285
187,805	Tesoro Corporation, (3)	2,191,684
7,825	Total S.A., (18)	349,298
870	Whiting Petroleum Corporation, (2)	68,225
6,840	World Fuel Services Corporation	177,430
508,213	Yanzhou Coal Mining Company, (18)	978,490
	Total Oil, Gas & Consumable Fuels	32,379,570
	Paper & Forest Products – 0.1%
629	Domtar Corporation	30,915
24,070	International Paper Company	544,704
	Total Paper & Forest Products	575,619
	Personal Products – 0.0%
6,800	Estee Lauder Companies Inc., Class A	378,964
	Pharmaceuticals – 1.9%
37,930	AstraZeneca Group, (18)	1,788,241
50,200	AstraZeneca Group, Sponsored ADR, (3)	2,365,926
30,052	Bristol-Myers Squibb Company	749,497
40,200	Forest Laboratories, Inc., (2), (3)	1,102,686
22,560	Johnson & Johnson	1,332,394
21,236	Novartis AG, (18)	1,029,162
12,720	Novo Nordisk A/S, (18)	1,027,683
9,105	Perrigo Company	537,832
170,658	Pfizer Inc., (3)	2,433,583
20,817	Sanofi-Aventis, S.A., (18)	1,253,750
27,500	Takeda Pharmaceutical Co Ltd., (18)	1,181,197
3,068	Takeda Pharmaceutical Co Ltd., ADR, (18)	65,287
21,610	Watson Pharmaceuticals Inc., (2)	876,718
	Total Pharmaceuticals	15,743,956
	Professional Services – 0.0%
6,590	Acacia Research, (2)	93,776
	Real Estate – 0.3%
7,410	Boston Properties, Inc.	528,629
8,180	Digital Realty Trust Inc.	471,822
11,180	Duke Realty Corporation	126,893
2,930	Equity Lifestyles Properties Inc.	141,314
1,430	Essex Property Trust Inc.	139,482
15,280	Inland Real Estate Corporation	121,018
18,250	Kimco Realty Corporation	245,280
5,860	LaSalle Hotel Properties	120,540

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Shares	Description (1)	Value
	Real Estate (continued)
2,422	PS Business Parks Inc.	$135,099
2,909	Simon Property Group, Inc.	234,902
7,550	Taubman Centers Inc.	284,107
4,460	Walter Investment Management Corporation	72,921
	Total Real Estate	2,622,007
	Real Estate Management & Development – 0.1%
67,160	Brookfield Properties Corporation	943,161
	Road & Rail – 0.1%
1,145	Canadian Pacific Railway Limited	61,395
12,140	Kansas City Southern Industries, (2)	441,289
8,320	Norfolk Southern Corporation	441,376
857	Union Pacific Corporation	59,570
	Total Road & Rail	1,003,630
	Semiconductors & Equipment – 1.0%
84,910	ASM Lithography Holding NV, (18)	2,336,711
32,185	Broadcom Corporation, Class A	1,061,139
58,220	Intel Corporation	1,132,379
27,290	KLA-Tencor Corporation	760,845
56,840	Marvell Technology Group Ltd., (2)	895,798
12,110	Micron Technology, Inc., (2)	102,814
21,600	Novellus Systems, Inc., (2)	547,776
11,470	ON Semiconductor Corporation, (2)	73,179
104,020	Taiwan Semiconductor Manufacturing Company Ltd., Sponsored ADR	1,015,235
4,510	Xilinx, Inc.	113,923
	Total Semiconductors & Equipment	8,039,799
	Software – 0.3%
1,750	Advent Software Inc., (2)	82,180
5,360	Ansys Inc., (2)	217,455
8,420	CommVault Systems, Inc., (2)	189,450
4,800	JDA Software Group, (2)	105,504
2,950	Manhattan Associates Inc., (2)	81,273
60,028	Microsoft Corporation, (3)	1,381,244
10,530	Rovi Corporation, (2)	399,192
3,755	Salesforce.com, Inc., (2)	322,254
	Total Software	2,778,552
	Specialty Retail – 0.3%
7,020	Best Buy Co., Inc.	237,697
3,640	DSW Inc., (2)	81,754
4,228	Guess Inc.	132,083
14,630	Home Depot, Inc.	410,664
2,940	J. Crew Group Inc., (2)	108,221
9,950	OfficeMax Inc., (2)	129,947
4,220	PetSmart Inc.	127,317
38,710	Williams-Sonoma Inc.	960,782
	Total Specialty Retail	2,188,465
	Textiles, Apparel & Luxury Goods – 0.4%
1,030	Deckers Outdoor Corporation, (2)	147,156
3,250	Fossil Inc., (2)	112,775
8,890	Jones Apparel Group, Inc.	140,907
9,710	LVMH Moet Hennessy, (18)	1,056,863
516,358	Yue Yuen Industrial Holdings Limited, (18)	1,599,409
	Total Textiles, Apparel & Luxury Goods	3,057,110

Nuveen Investments

Shares	Description (1)	Value
	Thrifts & Mortgage Finance – 0.0%
7,150	People's United Financial, Inc.	$96,524
	Tobacco – 0.5%
33,910	British American Tobacco PLC, (18)	1,076,160
20,690	Lorillard Inc.	1,489,265
30,795	Philip Morris International	1,411,642
	Total Tobacco	3,977,067
	Trading Companies & Distributors – 0.3%
193,464	Mitsui & Company Limited, (18)	2,256,907
	Water Utilities – 0.0%
823	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	34,022
	Wireless Telecommunication Services – 0.3%
9,722	Millicom International Cellular S.A., (18)	788,856
19,414	Millicom International Cellular S.A.	1,573,892
1,400	TIM Participacoes S.A., ADR	37,995
4,123	Turkcell Iletisim Hizmetleri A.S., ADR	53,516
	Total Wireless Telecommunication Services	2,454,259
	Total Common Stocks (cost $292,746,185)	284,186,160

Shares	Description (1)	Coupon	Ratings (4)	Value
	Convertible Preferred Securities – 1.5% (1.1% of Total Investments)
	Capital Markets – 0.1%
7,200	Affiliated Managers Group Inc., Convertible Bond	5.100%	BB	$272,160
5,800	AMG Capital Trust II, Convertible Bond	5.150%	BB	187,775
	Total Capital Markets			459,935
	Commercial Banks – 0.4%
5,150	Fifth Third Bancorp, Convertible Bond	8.500%	Ba1	652,814
3,000	Wells Fargo & Company, Convertible Bond	7.500%	A-	2,793,000
	Total Commercial Banks			3,445,814
	Communications Equipment – 0.2%
2,775	Lucent Technologies Capital Trust I	7.750%	B3	2,010,488
	Diversified Financial Services – 0.2%
2,950	Bank of America Corporation	7.250%	BB	2,678,600
	Food Products – 0.1%
5,300	Bunge Limited, Convertible Bonds	4.875%	Ba1	420,025
	Health Care Providers & Services – 0.1%
13,250	Omnicare Capital Trust II, Series B	4.000%	B	471,700
	Independent Power Producers & Energy Traders – 0.1%
13,000	AES Trust III, Convertible Preferred	6.750%	B	563,550
	Insurance – 0.0%
4,000	Reinsurance Group of America Inc.	5.750%	BBB	235,980
	Multi-Utilities – 0.1%
7,450	CMS Energy Corporation, Convertible Bonds	4.500%	Ba2	614,159

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Shares	Description (1)	Coupon	Ratings (4)	Value
	Oil, Gas & Consumable Fuels – 0.1%
400	El Paso Corporation, 144A	4.990%	B	$385,100
100	El Paso Corporation	4.990%	B	96,275
2,600	Whiting Petroleum Corporation	6.250%	B	503,594
	Total Oil, Gas & Consumable Fuels			984,969
	Real Estate – 0.1%
27,400	HRPT Properties Trust, Preferred Convertible Bonds	6.500%	Baa3	511,284
	Tobacco – 0.0%
200	Universal Corporation, Convertible Preferred	6.750%	BB	189,550
	Total Convertible Preferred Securities (cost $12,473,631)			12,586,054
Shares	Description (1)	Coupon	Ratings (4)	Value
	$25 Par (or similar) Preferred Securities – 36.7% (27.2% of Total Investments)
	Capital Markets – 3.2%
91,000	Ameriprise Financial, Inc.	7.750%	A	2,416,960
77,500	BNY Capital Trust V, Series F	5.950%	A1	1,949,125
110,144	Credit Suisse	7.900%	A3	2,803,165
881,630	Deutsche Bank Capital Funding Trust II	6.550%	BBB+	18,196,843
13,800	Deutsche Bank Capital Funding Trust IX	6.625%	BBB+	294,078
20,300	Goldman Sachs Group Inc., Series 2004-4 (CORTS)	6.000%	A3	410,669
7,500	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A3	150,975
600	Morgan Stanley Capital Trust III	6.250%	BBB	12,984
2,700	Morgan Stanley Capital Trust IV	6.250%	BBB	57,564
	Total Capital Markets			26,292,363
	Commercial Banks – 5.1%
75,900	Assured Guaranty Municipal Holdings	6.250%	A+	1,357,092
409,182	Banco Santander Finance	10.500%	A-	10,908,792
14,600	Barclays Bank PLC	7.750%	A-	342,078
24,100	Barclays Bank PLC	7.100%	A+	530,923
59,300	BB&T Capital Trust VI	9.600%	A3	1,614,146
73,300	BB&T Capital Trust VII	8.100%	A3	1,907,999
107,000	Cobank Agricultural Credit Bank, 144A	7.000%	N/R	4,697,974
31,000	Cobank Agricultural Credit Bank	11.000%	A	1,692,408
2,000,000	HSBC Bank PLC	1.000%	A	1,215,000
564,841	HSBC Finance Corporation	6.875%	A	13,787,769
7,200	HSBC Finance Corporation	6.000%	A	158,256
15,000	HSBC Holdings PLC	8.000%	A-	378,282
22,700	HSBC Holdings PLC	6.200%	A-	486,915
79,592	Merrill Lynch Preferred Capital Trust V	7.280%	Baa3	1,774,902
500,000	National Australia Bank	8.000%	A+	518,125
400	National City Capital Trust II	6.625%	BBB	9,296
	Total Commercial Banks			41,379,957
	Diversified Financial Services – 2.1%
1,200	General Electric Capital Corporation	6.100%	AAA	29,952
73,051	ING Groep N.V.	7.200%	Ba1	1,360,940
644,975	ING Groep N.V.	7.050%	Ba1	11,790,143
100,000	JPMorgan Chase & Company	7.900%	Baa1	103,410
115,500	JPMorgan Chase Capital Trust XI	5.875%	A2	2,654,190
38,700	JPMorgan Chase Capital Trust XXIX	6.700%	A2	917,577
	Total Diversified Financial Services			16,856,212

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (4)	Value
	Diversified Telecommunication Services – 0.3%
65,702	BellSouth Capital Funding (CORTS)	7.120%	A	$1,654,869
18,300	BellSouth Corporation (CORTS)	7.000%	A	456,929
	Total Diversified Telecommunication Services			2,111,798
	Electric Utilities – 0.2%
59,800	Entergy Texas Inc.	7.875%	BBB+	1,665,430
3,600	FPL Group Capital Inc.	6.600%	BBB	91,548
	Total Electric Utilities			1,756,978
	Food Products – 0.3%
25,000	Dairy Farmers of America Inc., 144A	7.875%	BBB-	2,111,720
	Insurance – 8.2%
624,430	Aegon N.V.	6.375%	BBB	10,977,479
16,100	Allianz SE	8.375%	A+	408,035
6,500	Arch Capital Group Limited, Series B	7.875%	BBB-	164,190
356,466	Arch Capital Group Limited	8.000%	BBB-	8,986,508
3,000	Credit Suisse First Boston Debenture Backed Structured Asset Trust	0.000%	Aa1	73,800
561,287	Delphi Financial Group, Inc.	8.000%	BBB	14,133,207
277,157	EverestRe Capital Trust II	6.200%	Baa1	5,626,287
681,467	PartnerRe Limited, Series C	6.750%	BBB+	15,435,228
62,457	PLC Capital Trust III	7.500%	BBB	1,493,971
5,800	PLC Capital Trust IV	7.250%	BBB	139,954
367,251	RenaissanceRe Holdings Limited, Series B	7.300%	BBB+	8,817,697
2,000	RenaissanceRe Holdings Limited, Series C	6.080%	BBB+	39,180
32,400	RenaissanceRe Holdings Limited, Series D	6.600%	BBB+	698,220
	Total Insurance			66,993,756
	Media – 4.9%
6,900	CBS Corporation	7.250%	BBB-	168,429
464,395	CBS Corporation	6.750%	BBB-	11,071,177
481,531	Comcast Corporation	7.000%	BBB+	12,221,257
97,000	Comcast Corporation	6.625%	BBB+	2,371,650
577,046	Viacom Inc.	6.850%	BBB	14,374,216
	Total Media			40,206,729
	Multi-Utilities – 1.3%
216,300	Dominion Resources Inc.	8.375%	BBB	6,013,140
168,661	Xcel Energy Inc.	7.600%	BBB	4,503,249
	Total Multi-Utilities			10,516,389
	Oil, Gas & Consumable Fuels – 1.3%
429,300	Nexen Inc.	7.350%	BB+	10,603,710
	Real Estate – 9.8%
99,785	Developers Diversified Realty Corporation, Series G	8.000%	Ba1	2,273,102
1,400	Harris Preferred Capital Corporation, Series A	7.375%	A-	34,832
647,700	HRPT Properties Trust	7.125%	Baa3	14,754,606
340,287	Kimco Realty Corporation, Series F	6.650%	Baa2	8,027,370
109,832	Kimco Realty Corporation, Series G	7.750%	Baa2	2,793,028
32,982	Prologis Trust, Series C	8.540%	Baa3	1,576,952
33,774	Public Storage, Inc., Series C	6.600%	Baa1	811,927
43,700	Public Storage, Inc., Series E	6.750%	Baa1	1,071,961
9,359	Public Storage, Inc., Series H	6.950%	Baa1	234,162
216,310	Public Storage, Inc.	6.750%	Baa1	5,301,758
208,158	Realty Income Corporation	6.750%	Baa2	4,997,874
117,684	Regency Centers Corporation	7.450%	Baa3	2,812,059
103,728	Vornado Realty LP	7.875%	BBB	2,605,647

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Shares	Description (1)		Coupon	Ratings (4)	Value
	Real Estate (continued)
857,862	Wachovia Preferred Funding Corporation		7.250%	A-	$19,850,927
583,830	Weingarten Realty Trust, Preferred Securities		6.750%	Baa3	13,013,571
	Total Real Estate				80,159,776
	Wireless Telecommunication Services – 0.0%
2,300	Telephone and Data Systems Inc.		7.600%	Baa2	57,430
3,200	United States Cellular Corporation		7.500%	Baa2	79,647
	Total Wireless Telecommunication Services				137,077
	Total $25 Par (or similar) Preferred Securities (cost $323,157,494)				299,126,465
Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Variable Rate Senior Loan Interests – 7.5% (5.6% of Total Investments) (6)
	Aerospace & Defense – 0.3%
$276	Aveos Fleet Performance, Inc., ABL Term Loan	11.250%	3/12/13	B	$272,240
278	Aveos Fleet Performance, Inc., Term Loan	8.500%	3/12/15	B	270,008
574	DAE Aviation Holdings, Inc., Term Loan B1	4.090%	7/31/14	B	519,894
558	DAE Aviation Holdings, Inc., Term Loan B2	4.090%	7/31/14	B	504,724
600	McKechnie Aerospace Holdings, Inc., Term Loan	5.350%	5/11/15	N/R	550,395
2,286	Total Aerospace & Defense				2,117,261
	Airlines – 0.1%
970	Delta Air Lines, Inc., Term Loan	3.548%	4/30/14	B	869,363
	Automobiles – 0.1%
1,182	Ford Motor Company, Term Loan	3.331%	12/15/13	Ba1	1,118,983
	Building Products – 0.4%
2,518	Building Materials Corporation of America, Term Loan	3.125%	2/22/14	BBB-	2,428,983
1,008	TFS Acquisition, Term Loan	10.000%	8/11/13	B-	985,106
3,526	Total Building Products				3,414,089
	Chemicals – 0.0%
398	Hercules Offshore, Inc., Term Loan	6.000%	7/11/13	B2	348,545
	Communications Equipment – 0.2%
1,980	Avaya, Inc., Term Loan	3.260%	10/24/14	B1	1,698,255
	Diversified Consumer Services – 0.1%
963	Cengage Learning Acquisitions, Inc., Term Loan	3.030%	7/03/14	B+	834,039
	Electric Utilities – 0.3%
503	Calpine Corporation, DIP Term Loan	3.415%	3/29/14	B+	461,795
972	TXU Corporation, Term Loan B2	3.975%	10/10/14	B+	721,473
1,342	TXU Corporation, Term Loan B3	3.851%	10/10/14	B+	995,241
2,817	Total Electric Utilities				2,178,509
	Electrical Equipment – 0.0%
234	Allison Transmission Holdings, Inc., Term Loan	3.099%	8/07/14	B	213,917
	Health Care Providers & Services – 0.6%
65	Community Health Systems, Inc., Delayed Term Loan	2.788%	7/25/14	BB	60,461
1,305	Community Health Systems, Inc., Term Loan	2.788%	7/25/14	BB	1,219,888
472	Concentra, Inc., Term Loan	2.790%	6/25/14	Ba3	439,760
736	HCA, Inc., Term Loan A	1.783%	11/16/12	BB	697,148
515	Health Management Associates, Inc., Term Loan	2.283%	2/28/14	BB-	480,594

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Health Care Providers & Services (continued)
$182	IASIS Healthcare LLC, Delayed Term Loan	2.347%	3/14/14	Ba2	$170,738
49	IASIS Healthcare LLC, Letter of Credit	2.347%	3/14/14	Ba2	46,459
525	IASIS Healthcare LLC, Term Loan	2.347%	3/14/14	Ba2	493,319
981	Select Medical Corporation, Term Loan B2	2.484%	2/24/12	Ba2	950,267
585	Select Medical Corporation, Term Loan	2.484%	2/24/12	Ba2	566,598
5,415	Total Health Care Providers & Services				5,125,232
	Hotels, Restaurants & Leisure – 0.8%
1,446	CCM Merger, Inc., Term Loan B	8.500%	7/13/12	BB-	1,423,317
487	Cedar Fair LP, Extended US Term Loan	4.347%	8/30/14	BB-	482,731
169	Cedar Fair LP, Term Loan	2.347%	8/30/12	BB-	166,445
507	Harrah's Operating Company, Inc., Term Loan B2	3.316%	1/28/15	B	423,026
134	Travelport LLC, Letter of Credit	3.033%	8/23/13	Ba3	125,875
669	Travelport LLC, Term Loan	2.811%	8/23/13	Ba3	627,332
778	Venetian Casino Resort LLC, Delayed Draw Term Loan	2.100%	5/23/14	B-	689,447
2,685	Venetian Casino Resort LLC, Term Loan	2.100%	5/23/14	B-	2,380,141
6,875	Total Hotels, Restaurants & Leisure				6,318,314
	Insurance – 0.2%
1,502	Conseco, Inc., Term Loan	7.500%	10/10/13	B2	1,455,220
	IT Services – 0.4%
763	First Data Corporation, Term Loan B1	3.097%	9/24/14	B+	643,761
823	Infor Global Solutions Intermediate Holdings, Ltd., Extended Delayed Draw Term Loan	6.100%	7/28/15	B+	768,428
1,577	Infor Global Solutions Intermediate Holdings, Ltd., Holdco PIK Term Loan	6.100%	7/28/15	B+	1,473,835
790	SunGard Data Systems, Inc., Term Loan B	2.100%	2/28/14	BB	745,370
3,953	Total IT Services				3,631,394
	Leisure Equipment & Products – 0.1%
388	Herbst Gaming, Inc., Delayed Term Loan, (8)	10.500%	12/02/11	N/R	245,688
447	Herbst Gaming, Inc., Term Loan, (8)	10.500%	12/02/11	N/R	282,743
835	Total Leisure Equipment & Products				528,431
	Media – 2.0%
559	Cequel Communications LLC, Term Loan B	2.292%	11/05/13	BB-	533,518
2,954	Charter Communications Operating Holdings LLC, Term Loan C	3.790%	9/06/16	BB+	2,758,164
364	Charter Communications Operating Holdings LLC, Term Loan	2.350%	3/06/14	BB+	338,204
549	Citadel Broadcasting Corporation, Term Loan, (9)	11.000%	6/03/15	N/R	575,033
687	Gray Television, Inc., Term Loan B	3.804%	12/31/14	B	643,464
790	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B, (10)	18.500%	4/09/12	N/R	360,320
582	Nielsen Finance LLC, Term Loan A	2.350%	8/09/13	Ba3	548,032
1,237	Nielsen Finance LLC, Term Loan B	4.100%	5/02/16	Ba3	1,193,054
944	Philadelphia Newspapers, Term Loan, (7), (8)	6.500%	6/29/13	N/R	287,950
357	SuperMedia, Term Loan	8.000%	12/31/15	B-	307,464
5,925	Tribune Company, Term Loan B, (7), (8)	3.000%	6/04/14	Ca	3,623,137
890	Tribune Company, Term Loan X, (7), (8)	2.750%	6/04/09	Ca	539,133
5,366	Univision Communications, Inc., Term Loan	2.597%	9/29/14	B2	4,517,074
21,204	Total Media				16,224,547
	Metals & Mining – 0.2%
1,304	John Maneely Company, Term Loan	3.552%	12/09/13	B	1,232,261
	Oil, Gas & Consumable Fuels – 0.2%
1,955	CCS Income Trust, Term Loan	3.347%	11/14/14	B	1,622,555
	Pharmaceuticals – 0.2%
2,000	Royalty Pharma Finance Trust, Unsecured Term Loan	7.750%	5/15/15	Baa3	1,909,999

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Real Estate Management & Development – 0.5%
$2,443	LNR Property Corporation, Term Loan B	7.750%	7/12/11	CCC	$2,364,058
1,634	Realogy Corporation, Delayed Term Loan	3.293%	10/10/13	Caa1	1,393,106
4,077	Total Real Estate Management & Development				3,757,164
	Road & Rail – 0.1%
900	Swift Transportation Company, Inc., Term Loan	8.250%	5/12/14	B-	834,871
	Specialty Retail – 0.7%
1,600	Toys "R" Us - Delaware, Inc., Term Loan B	4.597%	7/19/12	BB-	1,577,713
2,360	Burlington Coat Factory Warehouse Corporation, Term Loan	2.666%	5/28/13	B-	2,205,400
887	Michaels Stores, Inc., Term Loan B1	2.761%	10/31/13	B	825,668
1,194	Michaels Stores, Inc., Term Loan B2	5.011%	7/31/16	B	1,137,092
6,041	Total Specialty Retail				5,745,873
$70,417	Total Variable Rate Senior Loan Interests (cost $65,892,871)				61,178,822
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Convertible Bonds – 11.3% (8.4% of Total Investments)
	Aerospace & Defense – 0.2%
$550	Alliant Techsystems, Inc., Convertible Bonds	2.750%	9/15/11	BB-	$536,938
250	Alliant Techsystems, Inc., Convertible Bonds	2.750%	2/15/24	BB-	238,125
900	L-3 Communications Corporation, Convertible Bond	3.000%	8/01/35	BB+	904,500
1,700	Total Aerospace & Defense				1,679,563
	Auto Components – 0.1%
500	BorgWarner Inc.	3.500%	4/15/12	BBB	647,500
	Beverages – 0.0%
250	Molson Coors Brewing Company, Senior Convertible Notes	2.500%	7/30/13	BBB-	269,375
	Biotechnology – 0.4%
1,800	Amgen Inc.	0.375%	2/01/13	A+	1,786,500
600	BioMarin Pharmaceutical Inc.	1.875%	4/23/17	B-	642,750
300	Invitrogen Corporation, Convertible Bond	2.000%	8/01/23	BBB-	417,000
2,700	Total Biotechnology				2,846,250
	Capital Markets – 0.1%
450	Affiliated Managers Group Inc.	3.950%	8/15/38	BBB-	441,000
	Commercial Banks – 0.4%
1,790	National City Corporation, Convertible Senior Notes	4.000%	2/01/11	A	1,812,375
300	SVB Financial Group, Convertible Bond, 144A	3.875%	4/15/11	A3	305,250
850	US Bancorp, Convertible Bonds, Floating Rate	0.000%	12/11/35	Aa3	842,053
2,940	Total Commercial Banks				2,959,678
	Commercial Services & Supplies – 0.1%
300	Covanta Holding Corporation, Convertible Bonds	3.250%	6/01/14	Ba3	321,000
500	Covanta Holding Corporation, Convertible Bonds	1.000%	2/01/27	Ba3	466,250
400	Universal City Development Partners, 144A	8.875%	11/15/15	B3	404,000
1,200	Total Commercial Services & Supplies				1,191,250
	Communications Equipment – 0.2%
400	Ciena Corporation, Convertible Bond	0.250%	5/01/13	B	325,500
400	Ciena Corporation, Convertible Bond	0.875%	6/15/17	B	250,500
350	CommScope Inc.	3.250%	7/01/15	B	382,813

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Communications Equipment (continued)
$1,000	Liberty Media Corporation, Senior Debentures, Exchangeable for Motorola Common Stock	3.500%	1/15/31	BB-	$443,990
750	Lucent Technologies Inc., Series B	2.875%	6/15/25	B1	635,625
2,900	Total Communications Equipment				2,038,428
	Computers & Peripherals – 0.6%
1,000	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/11	A-	1,218,750
600	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/13	A-	762,750
500	EMC Corporation, Convertible Bonds	1.750%	12/01/11	A-	609,375
750	EMC Corporation, Convertible Bonds	1.750%	12/01/13	A-	953,438
250	Maxtor Corporation, Convertible Bonds	2.375%	8/15/12	B	252,500
850	Sandisk Corporation, Convertible Bond	1.000%	5/15/13	BB-	759,688
3,950	Total Computers & Peripherals				4,556,501
	Construction & Engineering – 0.0%
200	Fluor Corporation, Convertible Bonds	1.500%	2/15/24	A3	306,750
	Consumer Finance – 0.0%
250	Americredit Corporation	0.750%	9/15/11	B-	233,750
	Diversified Consumer Services – 0.0%
250	Sotheby's Holdings Inc., Convertible Bond	3.125%	6/15/13	B1	243,750
	Diversified Financial Services – 0.1%
800	NASDAQ Stock Market Inc., Convertible Bond	2.500%	8/15/13	BBB	763,000
350	PHH Corporation	4.000%	4/15/12	Ba2	383,688
1,150	Total Diversified Financial Services				1,146,688
	Diversified Telecommunication Services – 0.2%
850	Qwest Communications International Inc.	3.500%	11/15/25	B+	945,625
350	Time Warner Telecom Inc., Convertible Bond	2.375%	4/01/26	B-	380,625
1,200	Total Diversified Telecommunication Services				1,326,250
	Electrical Equipment – 0.1%
237	General Cable Corporation, Convertible Bonds	0.875%	11/15/13	Ba3	207,375
323	General Cable Corporation, Convertible Bonds	4.500%	11/15/29	B	304,428
350	Roper Industries Inc.	0.000%	1/15/34	BB+	245,000
910	Total Electrical Equipment				756,803
	Electronic Equipment & Instruments – 0.2%
450	Anixter International Inc., Convertible Bond	0.000%	7/07/33	B+	290,813
350	Itron Inc.	2.500%	8/01/26	B-	386,313
650	Tech Data Corporation, Convertible Bonds	2.750%	12/15/26	BBB-	654,875
1,450	Total Electronic Equipment & Instruments				1,332,001
	Energy Equipment & Services – 0.9%
350	Cameron International Corporation, Convertible Bonds	2.500%	6/15/26	BBB+	393,750
350	Exterran Holdings Inc., Convertible Bond	4.250%	6/15/14	BB	459,375
800	Nabors Industries Inc., 144A	0.940%	5/15/11	BBB+	788,000
950	Nabors Industries Inc.	0.940%	5/15/11	BBB+	935,750
750	SESI LLC, Convertible Bond, 144A	1.500%	12/15/26	BB+	691,875
900	Transocean Inc., Convertible Bond	1.625%	12/15/37	BBB+	876,375
2,000	Transocean Inc.	1.500%	12/15/37	BBB+	1,785,000
1,950	Transocean Inc.	1.500%	12/15/37	BBB+	1,623,375
8,050	Total Energy Equipment & Services				7,553,500

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Food Products – 0.3%
$250	Archer Daniels Midland Company, Convertible Bonds, 144A	0.875%	2/15/14	A	$236,875
750	Archer Daniels Midland Company, Convertible Bonds	0.875%	2/15/14	A	710,625
300	Chiquita Brands International Inc., Convertible Bond	4.250%	8/15/16	B	261,000
350	Smithfield Foods Inc., Convertible Bond	4.000%	6/30/13	B-	341,688
500	Tyson Foods inc., Convertible Bond	3.250%	10/15/13	BB	586,250
2,150	Total Food Products				2,136,438
	Health Care Equipment & Supplies – 0.8%
100	Beckman Coulter Inc., Convertible Bonds, 144A	2.500%	12/15/36	BBB	109,500
500	Beckman Coulter Inc., Convertible Bonds	2.500%	12/15/36	BBB	547,500
1,850	Hologic Inc.	2.000%	12/15/37	BB-	1,584,063
200	Invacare Corporation, Convertible Bond	4.125%	2/01/27	B-	214,750
250	Inverness Medical Innovation Inc., Convertible Bonds	3.000%	5/15/16	B-	216,250
600	Kinetic Concepts Inc., Convertible Bond, 144A	3.250%	4/15/15	BB-	580,500
1,200	Medtronic, Inc., Convertible Bond	1.500%	4/15/11	AA-	1,198,500
2,000	Medtronic, Inc., Convertible Bond	1.625%	4/15/13	AA-	2,015,000
6,700	Total Health Care Equipment & Supplies				6,466,063
	Health Care Providers & Services – 0.5%
400	AmeriGroup Corporation, Convertible Bond	2.000%	5/15/12	BB	406,500
300	LifePoint Hospitals, Inc., Convertible Bond	3.250%	8/15/25	B1	282,375
650	LifePoint Hospitals, Inc., Convertible Bonds	3.500%	5/15/14	B	603,688
3,185	Omnicare, Inc.	3.250%	12/15/35	B+	2,651,513
250	PSS World Medical Inc. Convertible Note, 144A	3.125%	8/01/14	BB	288,125
4,785	Total Health Care Providers & Services				4,232,201
	Hotels, Restaurants & Leisure – 0.3%
900	Carnival Corporation	2.000%	4/15/21	A3	936,000
250	Host Hotels and Resorts Inc., Convertible Bond, 144A	2.500%	10/15/29	BB+	283,590
800	International Game Technology	3.250%	5/01/14	BBB	880,000
100	Wyndham Worldwide Corporation, Convertible Bond	3.500%	5/01/12	BBB-	163,125
2,050	Total Hotels, Restaurants & Leisure				2,262,715
	Household Durables – 0.2%
400	D.R. Horton, Inc.	2.000%	5/15/14	BB-	408,500
250	Lennar Corporation	2.000%	12/01/20	BB-	220,938
350	Newell Rubbermaid Inc.	5.500%	3/15/14	BBB-	637,438
1,000	Total Household Durables				1,266,876
	Independent Power Producers & Energy Traders – 0.0%
300	Allegheny Technologies Inc., Convetible Bond	4.250%	6/01/14	BBB-	387,375
	Industrial Conglomerates – 0.1%
500	Textron Inc.	4.500%	5/01/13	BBB-	726,250
	Insurance – 0.1%
450	Old Republic International Corporation	8.000%	5/15/12	BBB+	536,625
	Internet Software & Services – 0.2%
500	Equinix Inc., Convertible Bond	3.000%	10/15/14	B-	469,375
650	Equinix Inc.	4.750%	6/15/16	B-	771,875
1,150	Total Internet Software & Services				1,241,250
	IT Services – 0.1%
150	Macrovision Corporation, Convertible Bonds	2.625%	8/15/11	BB-	208,313
500	Verifone Holdings Inc.	1.375%	6/15/12	B	463,125
650	Total IT Services				671,438

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Life Sciences Tools & Services – 0.1%
$400	Charles River Laboratories International, Inc.	2.250%	6/15/13	BB+	$384,500
300	Invitrogen Corporation, Convertible Bond	1.500%	2/15/24	BBB-	331,125
300	Millipore Corporation, Convertible Bonds	3.750%	6/01/26	BB-	376,125
1,000	Total Life Sciences Tools & Services				1,091,750
	Machinery – 0.2%
600	Danaher Corporation, Convertible Bonds	0.000%	1/22/21	A+	647,250
350	Ingersoll Rand	4.500%	4/15/12	BBB+	689,500
300	Navistar International Corporation, Convertible Bond	3.000%	10/15/14	B1	353,250
200	Terex Corporation	4.000%	6/01/15	B	271,500
1,450	Total Machinery				1,961,500
	Media – 0.2%
800	Interpublic Group Companies Inc., Convertible Notes	4.250%	3/15/23	BB	805,000
350	Liberty Media Corporation, Senior Debentures, Exchangeable for PCS Common Stock, Series 1	4.000%	11/15/29	BB-	181,125
550	Omnicom Group Inc., Convertible Bond	0.000%	7/01/38	Baa1	522,500
1,700	Total Media				1,508,625
	Metals & Mining – 0.7%
500	Alcoa Inc., Convertible Bond	5.250%	3/15/14	Baa3	856,250
2,000	Gold Reserve, Inc., Convertible Bonds	5.500%	6/15/22	N/R	1,442,500
350	Newmont Mining Corp., Senior Convertible Note	1.625%	7/15/17	BBB+	506,188
450	Newmont Mining Corporation, 144A	1.625%	7/15/17	BBB+	650,813
750	Newmont Mining Corporation	1.250%	7/15/14	BBB+	1,072,500
250	Steel Dynamics, Inc.	5.125%	6/15/14	BB+	269,688
650	United States Steel Corporation	4.000%	5/15/14	BB	912,438
4,950	Total Metals & Mining				5,710,377
	Multiline Retail – 0.0%
350	Saks, Inc., Convertible Bonds	2.000%	3/15/24	B+	304,500
	Oil, Gas & Consumable Fuels – 0.7%
400	Alpha Natural Resouces Inc., Convertible Bond	2.375%	4/15/15	BB	412,000
450	Chesapeake Energy Corporation, Convertible	2.750%	11/15/35	BB	394,313
750	Chesapeake Energy Corporation, Convertible Bonds	2.500%	5/15/37	BB	587,813
800	Chesapeake Energy Corporation, Convertible Bonds	2.250%	12/15/38	BB	581,000
920	Goodrich Petroleum Corporation, Convertible	5.000%	10/01/29	N/R	730,940
750	Massey Energy Company, Convertible Bond	3.250%	8/01/15	BB-	627,188
800	Peabody Energy Corp., Convertible Bond	4.750%	12/15/66	Ba3	784,000
300	Penn Virginia Corporation	4.500%	11/15/12	B	281,250
500	Pioneer Natural Resouces Company, Convertible Bond	2.875%	1/15/38	BB+	600,625
1,075	USEC Inc., Convertible Bond	3.000%	10/01/14	Caa2	779,375
6,745	Total Oil, Gas & Consumable Fuels				5,778,504
	Pharmaceuticals – 0.6%
600	Allergan Inc., Convertible Bond	1.500%	4/01/26	A	657,000
750	King Pharmaceuticals Inc., Convertible Bonds	1.250%	4/01/26	BB	653,438
600	Mylan Labs, Inc., Convertible Bonds, 144A	3.750%	9/15/15	BB-	856,500
550	Mylan Labs, Inc., Convertible Bonds	1.250%	3/15/12	BB-	550,000
1,200	Teva Pharmaceutical Finance Company B.V., Series D	1.750%	2/01/26	A-	1,380,000
350	Teva Pharmaceutical Finance Company LLC, Convertible Bonds	0.250%	2/01/26	A-	409,500
275	Valeant Pharmaceuticals International Convertible Bond	4.000%	11/15/13	B	461,656
4,325	Total Pharmaceuticals				4,968,094
	Real Estate – 1.0%
1,250	Boston Properties Limited Partnership, Convertible Bonds, 144A	3.625%	2/15/14	A-	1,243,750
850	Boston Properties Limited Partnership, Convertible Bonds, 144A	2.875%	2/15/37	A-	842,563

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Real Estate (continued)
$450	Boston Properties Limited Partnership, Convertible Bonds	2.875%	2/15/37	A2	$446,063
250	Brandywine Operating Partnership, Convertible Bonds	3.875%	10/15/26	BBB-	250,625
300	Duke Realty Corporation, Series D, 144A	3.750%	12/01/11	BBB-	300,375
450	ERP Operating LP	3.850%	8/15/26	BBB+	453,375
200	Health Care REIT, Inc., Convertible Bonds	4.750%	12/01/26	Baa2	212,750
200	Health Care REIT, Inc., Convertible Bonds	4.750%	7/15/27	Baa2	214,000
1,050	Host Hotels and Resorts Inc., Convertible Bond, 144A	2.625%	4/15/27	BB+	1,000,125
450	Host Marriot LP, Convertible Bonds, 144A	3.250%	4/15/24	BB+	461,250
250	Prologis Trust, Convertible Bonds, 144A	2.250%	4/01/37	BBB-	236,563
1,500	Prologis Trust, Convertible Bonds	2.250%	4/01/37	BBB-	1,419,375
250	Rayonier Trust Holdings Inc., Convertible Bond	3.750%	10/15/12	BBB	259,688
200	Ventas Inc., Convertible Bond, 144A	3.875%	11/15/11	BBB-	230,750
800	Vornado Realty, Convertible Bond	3.875%	4/15/25	BBB	864,000
8,450	Total Real Estate				8,435,252
	Semiconductors & Equipment – 1.3%
3,750	Advanced Micro Devices, Inc., Convertible Bonds, 144A	6.000%	5/01/15	B-	3,581,249
637	Advanced Micro Devices, Inc., Convertible Bonds	5.750%	8/15/12	B-	628,240
1,600	Intel Corporation, Convertible Bond	2.950%	12/15/35	A-	1,527,999
1,850	Intel Corporation, Convertible Bond	3.250%	8/01/39	A2	2,092,812
1,750	Micron Technology, Inc.	1.875%	6/01/14	B	1,546,562
900	ON Semiconductor Corporation	2.625%	12/15/26	B+	847,124
300	Xilinx Inc., Convertible Bond, 144A	3.125%	3/15/37	BB	274,874
100	Xilinx Inc., Convertible Bond	3.125%	3/15/37	BB	91,624
10,887	Total Semiconductors & Equipment				10,590,484
	Software – 0.0%
300	Nuance Communications Inc.	2.750%	8/15/27	B-	314,999
	Specialty Retail – 0.1%
500	Best Buy Co., Inc.	2.250%	1/15/22	Baa3	521,249
250	United Auto Group, Inc., Convertible Bonds	3.500%	4/01/26	B-	252,187
750	Total Specialty Retail				773,436
	Textiles, Apparel & Luxury Goods – 0.1%
550	Iconix Brand Group, Inc., Convertible Notes, 144A	1.875%	6/30/12	B	514,249
100	Liz Claiborne Inc., Convertible Bond	6.000%	6/15/14	B2	141,124
650	Total Textiles, Apparel & Luxury Goods				655,373
	Trading Companies & Distributors – 0.0%
190	WESCO International Inc., Convertible Bond	6.000%	9/15/29	B	269,562
	Wireless Telecommunication Services – 0.1%
508	NII Holdings Inc.	3.125%	6/15/12	B-	481,964
$92,040	Total Convertible Bonds (cost $89,709,276)				92,300,688
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Corporate Bonds – 12.1% (9.0% of Total Investments)
	Aerospace & Defense – 0.4%
$400	Bombardier Inc., CLass B Shares, 144A	7.500%	3/15/18	BB+	$414,000
800	Hawker Beechcraft Acquisition Company	8.500%	4/01/15	CCC-	645,000
1,000	Hexcel Corporation, Term Loan	6.750%	2/01/15	B+	985,000
1,200	Vought Aircraft Industries Inc.,	8.000%	7/15/11	N/R	1,206,000
3,400	Total Aerospace & Defense				3,250,000
	Airlines – 0.1%
600	United Airlines Inc., 144A	12.000%	11/01/13	CCC	627,000

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Auto Components – 0.2%
$800	Cooper Standard Automitve	8.500%	5/01/18	B+	$810,000
400	TRW Automotive Inc., 144A	8.875%	12/01/17	B+	414,000
1,200	Total Auto Components				1,224,000
	Automobiles – 0.2%
2,650	General Motors Corporation, Senior Debentures, (11)	8.375%	7/15/33	B-	861,250
	Building Products – 0.1%
400	Libbey Glass Inc., 144A	10.000%	2/15/15	B	416,000
	Chemicals – 0.8%
1,950	Hexion US Finance Corporation	8.875%	2/01/18	B3	1,769,625
1,550	Momentive Performance Materials	9.750%	12/01/14	Caa2	1,472,500
800	NOVA Chemicals Corporation	8.625%	11/01/19	B+	796,000
350	Phibro Animal Health Corporation, 144A, WI/DD	9.250%	7/01/18	B	350,000
1,400	Rockwood Specialties Group Inc., Series WI	7.500%	11/15/14	B-	1,417,500
400	Solutia Inc.	7.875%	3/15/20	B+	401,000
6,450	Total Chemicals				6,206,625
	Commercial Services & Supplies – 0.4%
600	Avis Budget Car Rental	9.625%	3/15/18	B	609,000
300	International Lease Finance Corporation, 144A	8.625%	9/15/15	BB+	285,000
1,850	International Lease Finance Corporation, 144A	8.750%	3/15/17	BB+	1,757,500
800	Ticketmaster	10.750%	8/01/16	B1	866,000
3,550	Total Commercial Services & Supplies				3,517,500
	Communications Equipment – 0.1%
800	IntelSat Bermuda Limited	11.250%	2/04/17	CCC+	814,000
	Construction Materials – 0.1%
1,200	Headwaters Inc.	11.375%	11/01/14	B+	1,218,000
	Consumer Finance – 0.0%
200	GMAC Inc.	8.000%	3/15/20	B	196,000
	Diversified Financial Services – 0.0%
350	CIT Group Inc.	7.000%	5/01/17	B+	316,750
	Diversified Telecommunication Services – 0.8%
800	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B-	801,000
1,650	Cincinnati Bell Inc.	8.250%	10/15/17	B2	1,551,000
750	Cincinnati Bell Inc.	8.750%	3/15/18	B-	684,375
200	Insight Communications, 144A, WI/DD	9.375%	7/15/18	B-	200,000
1,500	IntelSat Corporation	9.250%	8/15/14	BB-	1,541,250
800	New Communications Holdings, 144A	8.500%	4/15/20	BB	806,000
800	Windstream Corporation	7.875%	11/01/17	Ba3	785,000
6,500	Total Diversified Telecommunication Services				6,368,625
	Electric Utilities – 0.2%
1,000	Sierra Pacific Resources, Series 2006	6.750%	8/15/17	BB	1,012,409
1,200	Texas Competitive Electric Holdings, Series A	10.250%	11/01/15	CCC	798,000
2,200	Total Electric Utilities				1,810,409
	Electrical Equipment – 0.1%
600	Energy Future Holdings	10.000%	1/15/20	B+	600,000

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Electronic Equipment & Instruments – 0.1%
$800	Kemet Corporation, Convertible Bonds, 144A	10.500%	5/01/18	B1	$796,000
	Energy Equipment & Services – 0.1%
800	Hercules Offshore LLC, 144A	10.500%	10/15/17	B2	714,000
	Food & Staples Retailing – 0.3%
400	C&S Group Enterprises LLC, 144A	8.375%	5/01/17	BB-	390,000
2,000	Stater Brothers Holdings Inc.	8.125%	6/15/12	B+	2,010,000
2,400	Total Food & Staples Retailing				2,400,000
	Food Products – 0.4%
800	Dole Foods Company, 144A	8.000%	10/01/16	B+	806,000
2,243	Dole Foods Company	8.750%	7/15/13	B-	2,321,505
400	Tops Markets, 144A	10.125%	10/15/15	B	414,000
3,443	Total Food Products				3,541,505
	Health Care Equipment & Supplies – 0.4%
500	Biomet Inc.	10.000%	10/15/17	B-	540,000
2,750	Select Medical Corporation	7.625%	2/01/15	B-	2,598,750
3,250	Total Health Care Equipment & Supplies				3,138,750
	Health Care Providers & Services – 0.7%
350	Capella Healthcare Inc., 144A	9.250%	7/01/17	B	354,375
2,000	Community Health Systems, Inc.	8.875%	7/15/15	B	2,067,500
1,000	HCA Inc.	9.250%	11/15/16	BB-	1,062,500
1,200	HCA Inc.	8.500%	4/15/19	BB	1,278,000
1,200	Select Medical Corporation	6.143%	9/15/15	CCC+	1,044,000
5,750	Total Health Care Providers & Services				5,806,375
	Hotels, Restaurants & Leisure – 1.0%
900	Boyd Gaming Corporation	7.750%	12/15/12	B-	895,500
800	GWR Operating Partnership, 144A	10.875%	4/01/17	BB-	799,000
1,550	Harrah's Operating Company, Inc.	11.250%	6/01/17	B	1,639,125
800	Isle of Capri Casinos, Inc.	7.000%	3/01/14	CCC+	724,000
600	Landry's Restaurants Inc.	11.625%	12/01/15	B	624,000
200	MGM Mirage Inc., 144A	9.000%	3/15/20	B1	206,500
300	MGM Mirage Inc.	6.750%	9/01/12	CCC+	280,500
400	Peninsula Gaming LLC	8.375%	8/15/15	BB	400,500
400	Penn National Gaming Inc.	8.750%	8/15/19	BB-	413,000
800	Pinnacle Entertainment Inc., 144A	8.750%	5/15/20	B	745,000
1,750	Seminole Hard Rock Entertainment, Inc., 144A	3.037%	3/15/14	BB	1,500,625
8,500	Total Hotels, Restaurants & Leisure				8,227,750
	Household Products – 0.1%
1,150	Central Garden & Pet Company, Senior Subordinate Notes	8.250%	3/01/18	B	1,145,688
	Independent Power Producers & Energy Traders – 0.1%
100	Dynegy Holdings, Inc., Term Loan	8.375%	5/01/16	B-	79,625
1,000	NRG Energy Inc.	7.375%	1/15/17	BB-	992,500
1,100	Total Independent Power Producers & Energy Traders				1,072,125
	Internet Software & Services – 0.2%
2,000	Open Solutions Inc., 144A	9.750%	2/01/15	CCC+	1,510,000
	IT Services – 0.9%
842	First Data Corporation	10.550%	9/24/15	B-	621,123
2,050	First Data Corporation	9.875%	9/24/15	B-	1,568,250

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	IT Services (continued)
$1,359	Global Cash Access LLC	8.750%	3/15/12	B	$1,367,494
400	ManTech International Company, 144A	7.250%	4/15/18	BB+	406,000
750	Seagate HDD Cayman	6.875%	5/01/20	Ba1	716,250
2,250	Sungard Data Systems Inc.	9.125%	8/15/13	B	2,297,813
7,651	Total IT Services				6,976,930
	Machinery – 0.2%
2,000	Greenbrier Companies, Inc.	8.375%	5/15/15	CCC	1,895,000
	Media – 0.2%
400	Allbritton Communications Company, 144A	8.000%	5/15/18	B	398,000
300	Cablevision Systems Corporation	7.750%	4/15/18	B+	301,500
200	Cablevision Systems Corporation	8.000%	4/15/20	B+	203,500
700	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC-	495,250
350	Clear Channel Worldwide Holdings Inc., 144A	9.250%	12/15/17	B	353,500
1,975	Medianews Group Inc., (9)	6.375%	4/01/14	CC	197
200	NexStar Mission Broadcast, 144A	8.875%	4/15/17	B-	202,000
2,000	Young Broadcasting Inc., (12)	10.000%	3/01/11	D	6,200
6,125	Total Media				1,960,147
	Metals & Mining – 0.6%
400	Consol Energy Inc., 144A	8.000%	4/01/17	BB	415,000
400	Consol Energy Inc., 144A	8.250%	4/01/20	BB	419,000
600	Essar Steel Algoma Inc., 144A	9.375%	3/15/15	B+	573,000
3,700	MagIndustries Corporation, (13)	11.000%	12/14/12	N/R	3,577,345
5,100	Total Metals & Mining				4,984,345
	Multiline Retail – 0.5%
2,150	Neiman Marcus Group Inc., Term Loan	9.000%	10/15/15	B-	2,166,124
800	Sprectum Brands Inc., 144A	9.500%	6/15/18	B	826,000
1,000	Toys R Us Property Company II LLC, 144A	8.500%	12/01/17	Ba2	1,030,000
3,950	Total Multiline Retail				4,022,124
	Multi-Utilities – 0.1%
800	Bon-Ton Department Stores Inc.	10.250%	3/15/14	CCC+	790,000
	Oil, Gas & Consumable Fuels – 0.5%
400	Chaparral Energy Inc.	8.500%	12/01/15	B+	374,000
1,650	Chaparral Energy Inc.	8.875%	2/01/17	B+	1,526,250
300	Western Refining Inc., 144A	10.750%	6/15/14	BB-	271,500
800	Western Refining Inc.	11.250%	6/15/17	B+	732,000
1,000	Whiting Petroleum Corporation	7.000%	2/01/14	BB	1,025,000
4,150	Total Oil, Gas & Consumable Fuels				3,928,750
	Paper & Forest Products – 0.2%
400	Boise Paper Holdings Company	8.000%	4/01/20	BB-	401,000
1,000	Georgia-Pacific Corporation	7.700%	6/15/15	BB	1,047,500
1,400	Total Paper & Forest Products				1,448,500
	Personal Products – 0.2%
1,200	Prestige Brands Inc.	8.250%	4/01/18	B+	1,215,000
400	Revlon Consumer Products	9.750%	11/15/15	B-	412,000
1,600	Total Personal Products				1,627,000
	Pharmaceuticals – 0.1%
400	Mylan Inc., 144A	7.875%	7/15/20	BB-	410,000

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Real Estate – 0.1%
$800	Entertainment Properties Trust, 144A	7.750%	7/15/20	Baa3	$806,000
	Real Estate Management & Development – 0.0%
400	Realogy Corporation	10.500%	4/15/14	Ca	341,000
	Road & Rail – 0.1%
1,200	Swift Transportation Company, 144A	8.186%	5/15/15	CCC-	1,092,000
	Semiconductors & Equipment – 0.2%
350	Amkor Technology Inc., 144A	7.375%	5/01/18	Ba3	341,250
1,600	Freescale Semiconductor Inc.	9.250%	4/15/18	B2	1,588,000
1,950	Total Semiconductors & Equipment				1,929,250
	Specialty Retail – 0.3%
600	Brookstone Company Inc.	12.000%	10/15/12	Caa3	492,000
900	Claires Stores, Inc.	9.250%	6/01/15	CCC+	776,250
400	Claires Stores, Inc.	10.500%	6/01/17	CCC	330,000
800	Michael's Stores	11.375%	11/01/16	CCC	836,000
2,700	Total Specialty Retail				2,434,250
	Textiles, Apparel & Luxury Goods – 0.4%
200	Express LLC, 144A	8.750%	3/01/18	B	204,500
400	Hanesbrands Inc.	8.000%	12/15/16	B+	407,500
3,000	Jostens IH Corporation	7.625%	10/01/12	BB-	3,015,000
3,600	Total Textiles, Apparel & Luxury Goods				3,627,000
	Wireless Telecommunication Services – 0.6%
800	Clearwire Communications Finance	12.000%	12/01/15	B-	801,000
1,500	IPCS, Inc.	2.374%	5/01/13	Ba2	1,410,000
2,450	Sprint Nextel Corporation	8.375%	8/15/17	BB-	2,462,250
4,750	Total Wireless Telecommunication Services				4,673,250
$107,869	Total Corporate Bonds (cost $100,498,388)				98,723,898
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Capital Preferred Securities – 24.7% (18.3% of Total Investments)
	Capital Markets – 0.5%
$1,500	Credit Suisse Guernsey	1.126%	5/15/17	A3	$1,068,075
3,200	UBS Perferred Funding Trust I	8.622%	10/01/51	BBB-	3,125,110
	Total Capital Markets				4,193,185
	Commercial Banks – 12.8%
2,155	AgFirst Farm Credit Bank	8.393%	12/15/11	A	2,106,513
6,200	AgFirst Farm Credit Bank	7.300%	12/15/53	A	5,460,607
2,784	Banco Santander Finance	10.500%	9/29/49	A-	2,927,437
1,500	Barclays Bank PLC, 144A	7.434%	12/15/17	A-	1,350,000
3,500	Barclays Bank PLC	6.278%	12/15/34	A-	2,660,000
300	BB&T Capital Trust IV	6.820%	6/12/37	A3	274,125
3,350	BBVA International Unipersonal	5.919%	4/18/17	A-	2,435,534
2,300	BNP Paribas, 144A	7.195%	12/25/37	A	2,024,000
2,025	Credit Agricole SA, 144A	8.375%	12/31/49	A-	1,923,750
9,336	Credit Agricole, S.A	9.750%	12/26/54	A-	9,616,080
500	Credit Suisse thru Claudius Limited	8.250%	6/27/49	A3	518,750
6,200	First Empire Capital Trust I	8.234%	2/01/27	Baa2	5,764,766
600	First Union Institutional Capital II	7.850%	1/01/27	A-	601,695

Nuveen Investments

Principal Amount (000)/ Shares		Description (1)	Coupon	Maturity	Ratings (4)	Value
		Commercial Banks (continued)
3,100		Fulton Capital Trust I	6.290%	2/01/36	BBB-	$2,048,737
1,000		HSBC Bank PLC	0.850%	6/11/49	A	610,000
550		HSBC Capital Funding LP, Debt	10.176%	6/30/50	A-	661,375
5,000		LBG Capital I PLC	8.000%	6/15/20	B+	3,925,000
4,200		Nordea Bank AB	8.375%	3/25/15	A-	4,452,000
8,000		North Fork Capital Trust II	8.000%	12/15/27	Baa3	7,840,000
2,000		Northgroup Preferred Capital Corporation, 144A	6.378%	10/15/57	A	1,799,774
9,145		Rabobank Nederland, 144A	11.000%	6/30/19	AA-	11,325,845
600		Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	464,990
11,624		Societe Generale	8.750%	10/07/49	BBB+	11,732,057
2,000		Sparebanken Rogaland, Notes, 144A	6.443%	5/01/49	Ba1	1,799,672
3,300		Standard Chartered PLC, 144A	7.014%	7/30/37	BBB	2,948,860
–	(14)	Union Planters Preferred Fund, 144A	7.750%	7/15/53	Ba3	17,130,344
		Total Commercial Banks				104,401,911
		Diversified Financial Services – 1.5%
6		AMG Capital Trust II, Convertible Bond	5.150%	10/15/37	BB	208,819
1,800		Bank One Capital III	8.750%	9/01/30	A2	2,117,862
7,500		JP Morgan Chase Capital Trust XX Ser T	6.550%	9/29/36	A2	7,192,448
2,450		JP Morgan Chase Capital XXV	6.800%	10/01/37	A2	2,428,950
		Total Diversified Financial Services				11,948,079
		Diversified Telecommunication Services – 1.3%
10		Centaur Funding Corporation, Series B	9.080%	4/21/20	BBB	10,380,173
		Insurance – 7.9%
2,193		Allstate Corporation	6.125%	5/15/17	Baa1	1,943,545
2,600		AXA SA, 144A	6.463%	12/14/18	Baa1	2,050,750
1,000		AXA SA, 144A	6.379%	12/14/36	Baa1	793,750
2,700		Catlin Insurance Company Limited	7.249%	1/19/17	BBB+	2,180,250
8,000		Great West Life & Annuity Capital I, 144A	6.625%	11/15/34	A-	7,705,800
1,700		Hartford Financial Services Group Inc.	8.125%	6/15/18	BB+	1,555,500
2,000		Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	1,660,000
3,500		Lincoln National Corporation	6.050%	4/20/17	BBB	2,660,000
5,400		MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	5,211,000
7,000		National Financial Services Inc.	6.750%	5/15/37	Baa2	5,279,820
1,150		Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	741,393
3,900		Oil Insurance Limited, 144A	7.558%	6/30/11	Baa1	3,404,917
2,500		Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa3	2,187,500
10,200		Prudential Financial Inc.	8.875%	6/15/18	BBB+	10,863,000
6,200		Prudential PLC	6.500%	6/29/49	A-	5,161,500
13,600		XL Capital, Limited	6.500%	10/15/57	BBB-	9,520,000
1,300		ZFS Finance USA Trust II, 144A	6.450%	12/15/65	A	1,176,500
		Total Insurance				64,095,225
		Road & Rail – 0.7%
6,400		Burlington Northern Santa Fe Funding Trust I	6.613%	1/15/26	BBB	6,110,893
		Total Capital Preferred Securities (cost $223,208,211)				201,129,466

Shares	Description (1)	Value
	Investment Companies – 1.5% (1.1% of Total Investments)
354,750	BlackRock Credit Allocation Income Trust II	$3,487,192
298,160	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.	4,657,259
259,567	John Hancock Preferred Income Fund III	4,005,119
	Total Investment Companies (cost $17,741,875)	12,149,570

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Shares	Description (1)	Value
	Warrants – 0.1% (0.1% of Total Investments)
32,027	Citadel Broadcasting Corporation	$832,702
	Total Warrants (cost $976,023)	832,702

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 4.5% (3.3% of Total Investments)
$26,456	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/10, repurchase price $26,455,872, collateralized by $27,090,000 U.S. Treasury Notes, 2.500%, due 6/30/17, value $26,988,413	0.000%	7/01/10	$26,455,872
10,138	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/10, repurchase price $10,138,062, collateralized by $9,885,000 U.S. Treasury Notes, 3.000%, due 2/28/17, value $10,342,181	0.000%	7/01/10	10,138,062
$36,594	Total Short-Term Investments (cost $36,593,934)			36,593,934
	Total Investments (cost $1,162,997,888) – 134.7%			1,098,807,759

Shares	Description (1)	Value
	Common Stocks Sold Short – (0.7)%
	Chemicals – (0.1)%
(10,500)	Sigma-Aldrich Corporation	$(523,215)
	Diversified Consumer Services – (0.1)%
(3,750)	Strayer Education Inc.	(779,588)
	Food Products – (0.0)%
(9,000)	Green Mountain Coffee Roasters Inc., (2)	(231,300)
	Health Care Equipment & Supplies – (0.1)%
(14,300)	C. R. Bard, Inc.	(1,108,679)
	Hotels, Restaurants & Leisure – (0.1)%
(7,100)	P.F. Changs China Bistro, Inc.	(281,515)
(6,300)	WMS Industries Inc., (2)	(247,275)
	Total Hotels, Restaurants & Leisure	(528,790)
	Internet & Catalog Retail – (0.0)%
(2,800)	Amazon.com, Inc., (2)	(305,928)
	Specialty Retail – (0.3)%
(10,100)	AutoZone, Inc., (2)	(1,951,522)
(8,500)	Urban Outfitters, Inc., (2)	(292,315)
	Total Specialty Retail	(2,243,837)
	Total Common Stocks Sold Short (proceeds $5,253,474)	(5,721,337)
	Borrowings – (33.1)% (15), (16)	(270,000,000)
	Other Assets Less Liabilities – (0.9)%	(7,631,328)
	Net Assets Applicable to Common Shares – 100%	$815,455,094

Nuveen Investments

Investments in Derivatives

Call Options Written outstanding at June 30, 2010:

Number of Contracts	Type	Notional Amount (17)	Expiration Date	Strike Price	Value
(745)	Aetna Inc.	$(2,235,000)	1/22/11	$30.0	$(114,730)
(1,288)	Ameren Corporation	(3,220,000)	9/18/10	25.0	(67,620)
(155)	AngloGold Ashanti Limited	(620,000)	1/22/11	40.0	(100,750)
(386)	Arch Coal Inc.	(965,000)	1/22/11	25.0	(52,110)
(502)	AstraZeneca Group	(2,259,000)	1/22/11	45.0	(240,960)
(638)	Barrick Gold Corporation	(2,552,000)	1/22/11	40.0	(521,565)
(720)	BP PLC	(2,520,000)	1/22/11	35.0	(246,600)
(543)	BP PLC	(2,986,500)	1/22/11	55.0	(16,561)
(142)	BP PLC	(923,000)	1/22/11	65.0	(1,775)
(831)	Cameco Corporation	(2,077,500)	1/22/11	25.0	(83,100)
(600)	Cameco Corporation	(2,100,000)	1/22/11	35.0	(4,500)
(442)	Chevron Corporation	(2,873,000)	1/22/11	65.0	(325,975)
(218)	ConocoPhillips	(981,000)	1/22/11	45.0	(152,600)
(950)	Deutsche Telekom AG	(950,000)	1/22/11	10.0	(244,625)
(640)	eBay, Inc.	(1,920,000)	1/22/11	30.0	(9,280)
(202)	Electricite de France S.A.	(848,400)	12/18/10	42.0	(3,335)
(402)	Forest Laboratories, Inc.	(1,206,000)	1/22/11	30.0	(64,320)
(1,040)	Gold Fields Limited	(1,300,000)	1/22/11	12.5	(204,360)
(565)	Gold Fields Limited	(847,500)	1/22/11	15.0	(50,002)
(312)	Ivanhoe Mines Ltd.	(624,000)	1/22/11	20.0	(13,260)
(1,007)	Korea Electric Power Corporation	(1,510,500)	12/18/10	15.0	(62,938)
(280)	Lockheed Martin Corporation	(2,100,000)	1/22/11	75.0	(155,400)
(360)	Microsoft Corporation	(1,116,000)	10/16/10	31.0	(2,340)
(550)	Newmont Mining Corporation	(2,750,000)	1/22/11	50.0	(781,000)
(401)	Nexen Inc.	(1,002,500)	9/18/10	25.0	(6,015)
(925)	Nippon Telegraph & Telephone Corporation	(2,081,250)	12/18/10	22.5	(46,250)
(1,190)	Nokia Corporation	(1,071,000)	1/22/11	9.0	(87,465)
(1,739)	NovaGold Resources, Inc.	(869,500)	9/18/10	5.0	(360,842)
(1,600)	Pfizer Inc.	(2,800,000)	1/22/11	17.5	(46,400)
(572)	Progress Energy, Inc.	(2,288,000)	10/16/10	40.0	(54,340)
(176)	Royal Dutch Shell PLC	(1,056,000)	7/17/10	60.0	(2,640)
(176)	Royal Dutch Shell PLC	(1,056,000)	10/16/10	60.0	(2,640)
(1,746)	Smithfield Foods, Inc.	(3,055,500)	1/22/11	17.5	(187,695)
(537)	Suncor Energy, Inc.	(1,611,000)	1/22/11	30.0	(185,265)
(139)	Telus Corporation	(417,000)	9/18/10	30.0	(90,350)
(1,408)	Tesoro Corporation	(1,760,000)	1/22/11	12.5	(190,080)
(347)	Tesoro Corporation	(520,500)	1/22/11	15.0	(21,688)
(1,755)	Tyson Foods, Inc.	(3,510,000)	1/22/11	20.0	(122,850)
(1,112)	UBS AG	(1,946,000)	1/22/11	17.5	(41,700)
(394)	Wal-Mart Stores, Inc.	(2,068,500)	1/22/11	52.5	(52,796)
(434)	Wal-Mart Stores, Inc.	(2,387,000)	1/22/11	55.0	(32,550)
(28,169)	Total Call Options Written (premiums received $6,947,729)	$(70,984,150)			$(5,051,272)

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Investment, or portion of investment, has been pledged as collateral for call options written.

  (4)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

  (5)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (6)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

  (7)  Non-income producing security, in the case of a Senior Loan, denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

  (8)  At or subsequent to June 30, 2010, this issue was under the protection of the Federal Bankruptcy Court.

  (9)  The Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (10)  At or subsequent to June 30, 2010, the Fund's Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income and "write-off" any remaining recorded balances on the Fund's records.

  (11)  Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

  (12)  This issue is under protection of the Federal Bankruptcy Court. As a result, the Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (13)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

  (14)  Principal Amount (000) rounds to less than $1,000.

  (15)  Borrowings as a percentage of Total Investments is 24.6%.

  (16)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of June 30, 2010, investments with a value of $665,371,309 have been pledged as collateral for Borrowings.

  (17)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by $100.

  (18)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

  N/R  Not rated.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers

  ADR  American Depositary Receipt.

  CORTS  Corporate Backed Trust Securities.

  PPLUS  PreferredPlus Trust.

See accompanying notes to financial statements.

Nuveen Investments

JQC

Nuveen Multi–Strategy Income and Growth Fund 2

Portfolio of INVESTMENTS

  June 30, 2010 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 34.9% (25.9% of Total Investments)
	Aerospace & Defense – 0.8%
44,943	Aveos Fleet Performance Inc., (2), (17)	$797,738
3,285	Esterline Technologies Corporation, (2)	155,873
7,885	GeoEye, Inc., (2)	245,539
44,602	Lockheed Martin Corporation, (3)	3,322,849
25,110	Raytheon Company	1,215,073
126,200	Thales S.A., (17)	4,074,250
	Total Aerospace & Defense	9,811,322
	Air Freight & Logistics – 0.1%
12,340	United Parcel Service, Inc., Class B	702,023
	Auto Components – 0.1%
45,300	Johnson Controls, Inc.	1,217,211
	Automobiles – 0.3%
94,011	Honda Motor Company Limited	2,761,370
37,820	Toyota Motor Corporation, (17)	1,299,444
	Total Automobiles	4,060,814
	Beverages – 0.6%
325,953	Coca-Cola Amatil Limited, (17)	3,263,708
35,779	Coca-Cola Femsa SAB de CV	2,239,408
29,490	Coca-Cola Company	1,478,039
19,665	Dr. Pepper Snapple Group	735,274
	Total Beverages	7,716,429
	Biotechnology – 0.2%
7,615	Alnylam Pharmaceuticals, Inc., (2)	114,377
15,460	Amgen Inc., (2)	813,196
9,345	BioMarin Pharmaceutical Inc., (2)	177,181
3,820	Celgene Corporation, (2)	194,132
2,241	Cubist Pharmaceuticals Inc., (2)	46,165
21,230	Gilead Sciences, Inc., (2)	727,764
15,045	ISIS Pharmaceuticals, Inc., (2)	143,981
	Total Biotechnology	2,216,796
	Building Products – 0.1%
36,123	Masonite Worldwide Holdings, (2), (17)	1,589,412
	Capital Markets – 0.5%
1,640	Affiliated Managers Group Inc., (2)	99,663
4,950	Ameriprise Financial, Inc.	178,844
6,590	Calamos Asset Management, Inc. Class A	61,155
31,180	Invesco LTD	524,759
22,050	Legg Mason, Inc.	618,062
385,939	Nomura Securities Company, (17)	2,108,571
3,250	Piper Jaffray Companies, (2)	104,715
4,960	T. Rowe Price Group Inc.	220,174
158,760	UBS AG, (2), (3)	2,098,807
	Total Capital Markets	6,014,750

Nuveen Investments

JQC

Nuveen Multi–Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Shares	Description (1)	Value
	Chemicals – 0.8%
13,210	Celanese Corporation, Series A	$329,061
5,790	Eastman Chemical Company	308,954
3,380	Lubrizol Corporation	271,448
89,386	LyondellBasell Industries NV, (2)	1,443,584
81,924	LyondellBasell Industries NV, (2)	1,323,073
4,540	Minerals Technologies Inc.	215,832
31,790	Mosaic Company	1,239,174
39,242	Nitto Denko Corporation, (17)	1,287,270
18,220	Solutia Inc., (2)	238,682
102,573	Umicore, (17)	2,959,353
5,055	Westlake Chemical Corporation	93,871
	Total Chemicals	9,710,302
	Commercial Banks – 2.3%
104,516	Associated Banc-Corp.	1,281,366
114,352	Banco Itau Holdings Financeira, S.A.	2,059,480
205,965	Banco Santander Central Hispano S.A., (17)	2,159,786
12,917	Bank of East Asia Ltd, ADR (17)	47,405
62,296	Bank of Nova Scotia	2,870,338
15,070	BB&T Corporation	396,492
6,320	Columbia Banking Systems Inc.	115,403
13,371	Commerce Bancshares Inc.	481,222
10,020	Community Bank System Inc.	220,741
294,358	DnB NOR ASA, (17)	2,831,193
123,550	Fifth Third Bancorp.	1,518,430
7,540	First Financial Bancorp.	112,723
6,220	Hancock Holding Company	207,499
71,932	ICICI Bank Limited, ADR	2,599,622
962,700	Krung Thai Bank Public Company Limited Foreign Shares, (17)	374,499
40,845	Royal Bank of Canada	1,945,274
160,447	Standard Chartered PLC, (17)	3,906,950
16,873	Sumitomo Trust & Banking Company, ADR, (17)	86,390
6,240	SunTrust Banks, Inc.	145,392
4,520	SVB Financial Group, (2)	186,360
42,400	Toronto-Dominion Bank	2,747,407
39,850	U.S. Bancorp	890,648
16,040	Umpqua Holdings Corporation	184,139
22,780	Wells Fargo & Company	583,168
	Total Commercial Banks	27,951,927
	Commercial Services & Supplies – 0.3%
40,610	Aggreko PLC, (17)	852,517
1,460	Clean Harbors, Inc., (2)	96,959
11,985	Republic Services, Inc.	356,314
11,698	Stericycle Inc., (2)	767,155
203,000	Toppan Printing Company Limited, (17)	1,605,237
6,200	Waste Management, Inc.	193,998
	Total Commercial Services & Supplies	3,872,180
	Communications Equipment – 0.2%
2,920	Comtech Telecom Corporation, (2)	87,396
10,990	Interdigital Inc., (2)	271,343
182,000	Nokia Corporation, ADR (3)	1,483,300
9,495	Plantronics Inc.	271,557
	Total Communications Equipment	2,113,596

Nuveen Investments

Shares	Description (1)	Value
	Computers & Peripherals – 0.6%
17,265	Apple, Inc., (2)	$4,342,665
13,800	Hewlett-Packard Company	597,264
6,150	Network Appliance Inc., (2)	229,457
35,170	Seagate Technology, (2)	458,617
44,525	Western Digital Corporation, (2)	1,342,874
	Total Computers & Peripherals	6,970,877
	Construction & Engineering – 0.3%
39,730	Royal Boskalis Westminster NV, (17)	1,543,668
41,905	Shaw Group Inc., (2)	1,433,989
	Total Construction & Engineering	2,977,657
	Consumer Finance – 0.1%
26,910	American Express Company	1,068,327
16,620	Capital One Financial Corporation	669,786
	Total Consumer Finance	1,738,113
	Containers & Packaging – 0.0%
5,160	Rock-Tenn Company	256,297
	Diversified Consumer Services – 0.0%
11,690	Bridgepoint Education Inc., (2)	184,819
	Diversified Financial Services – 0.2%
107,735	Bank of America Corporation	1,548,152
1,080	CME Group, Inc.	304,074
3,703	Guoco Group Ltd, ADR (17)	72,838
6,240	Nasdaq Stock Market, Inc., (2)	110,947
11,632	PHH Corporation, (2)	221,473
	Total Diversified Financial Services	2,257,484
	Diversified Telecommunication Services – 1.2%
5,870	CenturyTel, Inc.	195,530
144,000	Deutsche Telekom AG, ADR, (3), (17)	1,680,480
43,300	KT Corporation, Sponsored ADR	830,061
162,763	Nippon Telegraph and Telephone Corporation, ADR, (3)	3,310,599
289,900	Portugal telecom SGPS S.A, (17)	2,897,532
2,900,000	Telecom Italia S.p.A., (17)	2,649,031
68,573	Telus Corporation, (3)	2,482,343
5,730	Verizon Communications Inc.	160,555
	Total Diversified Telecommunication Services	14,206,131
	Electric Utilities – 1.1%
209,454	Centrais Electricas Brasileiras S.A., PFD B ADR	3,315,657
31,000	Electricite de France S.A., (3), (17)	1,179,444
24,240	Exelon Corporation	920,393
202,034	Korea Electric Power Corporation, Sponsored ADR, (3)	2,602,198
106,500	Progress Energy, Inc., (3)	4,176,930
27,700	Southern Company	921,856
	Total Electric Utilities	13,116,478
	Electrical Equipment – 0.7%
75,818	ABB Limited, ADR	1,310,135
99,841	ABB Limited, ADR, (17)	1,738,292
2,810	Areva CI, (17)	1,167,047
19,370	GrafTech International Ltd., (2)	283,189
7,170	Harbin Electric, Inc., (2)	119,381
37,787	Nidec Corporation, (17)	3,163,418
11,610	Rockwell Automation, Inc.	569,935
	Total Electrical Equipment	8,351,397

Nuveen Investments

JQC

Nuveen Multi–Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Shares	Description (1)	Value
	Electronic Equipment & Instruments – 0.4%
87,704	Hoya Corporation, (17)	$1,866,136
8,444	Ingram Micro, Inc., Class A, (2)	128,264
231,468	Nippon Electric Glass Company Limited, (17)	2,651,358
2,163	Tech Data Corporation, (2)	77,046
	Total Electronic Equipment & Instruments	4,722,804
	Energy Equipment & Services – 0.5%
110,490	ACERGY S.A., ADR, (17)	1,635,920
186,259	AMEC PLC, (17)	2,281,924
2,774	Baker Hughes Incorporated	115,315
13,725	Cooper Cameron Corporation, (2)	446,337
14,260	FMC Technologies Inc., (2)	750,932
13,140	Halliburton Company	322,587
5,240	Oil States International Inc., (2)	207,399
	Total Energy Equipment & Services	5,760,414
	Food & Staples Retailing – 0.9%
286,090	Jeronimo Martins SGPS, (17)	2,621,216
123,375	Koninklijke Ahold N.V., (17)	1,526,134
30,006	Kroger Co.	590,818
132,429	Wal-Mart Stores, Inc., (3)	6,365,862
	Total Food & Staples Retailing	11,104,030
	Food Products – 1.7%
9,190	Archer-Daniels-Midland Company	237,286
17,160	Campbell Soup Company	614,843
19,380	General Mills, Inc.	688,378
18,150	H.J. Heinz Company	784,443
17,715	Hershey Foods Corporation	849,080
14,210	Kellogg Company	714,763
27,560	Mead Johnson Nutrition Company, Class A Shares	1,381,307
46,904	Nestle S.A., (17)	2,261,656
4,150	Sanderson Farms Inc.	210,571
265,000	Smithfield Foods, Inc., (2), (3)	3,948,500
303,711	Tyson Foods, Inc., Class A, (3)	4,977,823
56,138	Unilever PLC	1,500,569
111,340	Unilever PLC, ADR, (17)	2,976,342
	Total Food Products	21,145,561
	Gas Utilities – 0.0%
2,740	National Fuel Gas Company	125,711
	Health Care Equipment & Supplies – 0.3%
16,460	Align Technology, Inc., (2)	244,760
17,970	Becton, Dickinson and Company	1,215,131
7,730	Covidien PLC	310,591
17,460	Edwards Lifesciences Corporation, (2)	978,109
20,890	Hologic Inc., (2)	290,998
6,810	Hospira Inc., (2)	391,235
7,890	Masimo Corporation	187,861
3,610	Steris Corporation	112,199
826	Zimmer Holdings, Inc., (2)	44,645
	Total Health Care Equipment & Supplies	3,775,529
	Health Care Providers & Services – 1.1%
121,938	Aetna Inc., (3)	3,216,724
44,410	AmerisourceBergen Corporation	1,410,018
11,955	Centene Corporation, (2)	257,033

Nuveen Investments

Shares	Description (1)	Value
	Health Care Providers & Services (continued)
6,070	Community Health Systems, Inc., (2)	$205,227
36,296	Express Scripts, Inc., (2)	1,706,638
57,637	Fresenius Medical Care, ADR, (17)	3,109,776
14,245	HealthSouth Corporation, (2)	266,524
12,954	Lincare Holdings	421,135
20,160	McKesson HBOC Inc.	1,353,946
15,050	Medco Health Solutions, Inc., (2)	828,954
3,377	Omnicare, Inc.	80,035
7,320	Quest Diagnostics Incorporated	364,316
	Total Health Care Providers & Services	13,220,326
	Hotels, Restaurants & Leisure – 0.3%
69,165	Carnival Corporation, (17)	2,240,351
3,390	Chipotle Mexican Grill, (2)	463,786
33,390	Las Vegas Sands, (2)	739,255
20,910	Shuffle Master Inc., (2)	167,489
20,380	Starbucks Corporation	495,234
	Total Hotels, Restaurants & Leisure	4,106,115
	Household Durables – 0.1%
10,470	Lennar Corporation, Class A	145,638
7,185	Meritage Corporation, (2)	116,972
38,960	Newell Rubbermaid Inc.	570,374
3,705	Sekisui House, Ltd., Sponsored ADR, (17)	31,344
6,970	Tempur Pedic International Inc., (2)	214,328
	Total Household Durables	1,078,656
	Household Products – 0.2%
15,850	Colgate-Palmolive Company	1,248,346
15,160	Kimberly-Clark Corporation	919,151
	Total Household Products	2,167,497
	Independent Power Producers & Energy Traders – 0.1%
27,380	Constellation Energy Group	883,005
	Industrial Conglomerates – 0.1%
488	Siemens AG, Sponsored ADR	43,691
401,940	Tomkins PLC, (17)	1,349,988
	Total Industrial Conglomerates	1,393,679
	Insurance – 0.8%
5,680	AFLAC Incorporated	242,366
13,525	Allstate Corporation	388,573
2,023	Aon Corporation	75,094
2,739	Axis Capital Holdings Limited	81,403
340,149	China Life Insurance Company Limited, (17)	1,485,402
2,759	CNA Financial Corporation, (2)	70,520
10,165	Delphi Financial Group, Inc.	248,128
62,476	Hannover Rueckversicherung AG, (17)	2,677,434
50,631	Lincoln National Corporation	1,229,827
8,737	Marsh & McLennan Companies, Inc.	197,019
43,070	Old Republic International Corporation	522,439
155,544	Prudential Corporation PLC, (17)	1,173,207
9,280	Prudential Financial, Inc.	497,965
8,590	WR Berkley Corporation	227,291
	Total Insurance	9,116,668

Nuveen Investments

JQC

Nuveen Multi–Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Shares	Description (1)	Value
	Internet & Catalog Retail – 0.2%
12,065	Amazon.com, Inc., (2)	$1,318,222
10,950	NetFlix.com Inc., (2)	1,189,718
	Total Internet & Catalog Retail	2,507,940
	Internet Software & Services – 0.4%
101,672	eBay Inc., (2), (3)	1,993,788
8,380	Equinix Inc., (2)	680,624
3,500	Google Inc., Class A, (2)	1,557,325
15,070	Rackspace Hosting Inc., (2)	276,384
36,925	Tencent Holdings Limited, (17)	611,745
	Total Internet Software & Services	5,119,866
	IT Services – 0.8%
104,933	CGI Group Inc., (2)	1,566,650
6,540	CSG Systems International Inc., (2)	119,878
13,300	Global Payments Inc.	485,982
19,095	International Business Machines Corporation (IBM)	2,357,851
5,710	MasterCard, Inc.	1,139,316
2,940	Maximus Inc.	170,138
63,370	Patni Computer Systems Limited	1,446,737
14,650	VeriFone Holdings Inc., (2)	277,325
18,655	Visa Inc.	1,319,841
7,470	Wright Express Corporation, (2)	221,859
	Total IT Services	9,105,577
	Life Sciences Tools & Services – 0.1%
1,410	Bio-Rad Laboratories Inc., (2)	121,951
11,300	Life Technologies Corporation, (2)	533,925
8,950	Waters Corporation, (2)	579,065
	Total Life Sciences Tools & Services	1,234,941
	Machinery – 0.7%
5,921	AGCO Corporation, (2)	159,689
7,730	Caterpillar Inc.	464,341
17,050	Cummins Inc.	1,110,467
8,260	Donaldson Company, Inc.	352,289
88,619	Kone OYJ, (17)	3,528,392
3,540	Nordson Corporation	198,523
21,810	Oshkosh Truck Corporation, (2)	679,600
15,330	Parker Hannifin Corporation	850,202
5,460	Timken Company	141,905
8,100	Vallourec SA, (17)	1,396,539
	Total Machinery	8,881,947
	Marine – 0.1%
12,830	Genco Shipping and Trading Limited, (2)	192,322
104,500	Stolt-Nielsen S.A., (17)	1,215,562
	Total Marine	1,407,884
	Media – 0.6%
20,060	Cablevision Systems Corporation	481,641
34,015	Comcast Corporation, Class A	590,841
24,385	Dex One Corporation, (2)	463,315
50,165	DIRECTV Group, Inc., (2)	1,701,597
12,240	Lamar Advertising Company, (2)	300,125
5,187	Madison Square Garden Inc., (2)	102,028
32,898	Readers Digest Association Inc., (2), (17)	674,409

Nuveen Investments

Shares	Description (1)	Value
	Media (continued)
14,780	Scripps Networks Interactive, Class A Shares	$596,225
1,797	SuperMedia Inc., (2)	32,867
1,861	Time Warner Cable, Class A	96,921
271,480	WPP Group PLC, (17)	2,557,472
	Total Media	7,597,441
	Metals & Mining – 4.4%
48,000	AngloGold Ashanti Limited, Sponsored ADR, (3)	2,072,640
203,301	Barrick Gold Corporation, (3)	9,231,898
65,667	BHP Billiton PLC, ADR, (17)	2,042,871
13,020	Cliffs Natural Resources Inc.	614,023
25,211	Freeport-McMoRan Copper & Gold, Inc.	1,490,726
410,173	Gold Fields Limited, ADR, (3)	5,484,013
50,903	Ivanhoe Mines Ltd., (2), (3)	663,775
18,812	Kinross Gold Corporation	321,497
4,123	Lihir Gold Limited, Sponsored ADR	148,387
1,163,000	Lihir Gold Limited, (17)	4,184,007
1,500,000	Minara Resources Limited, (17)	813,408
55,500	Newcrest Mining Limited, (17)	1,619,297
176,548	Newmont Mining Corporation, (3)	10,900,074
823,356	NovaGold Resources Inc., 144A, (2), (3)	5,747,025
260,844	NovaGold Resources Inc., (2), (3)	1,820,691
19,240	POSCO, ADR	1,814,717
5,614	Silver Standard Resources, Inc., (2)	100,210
27,015	Steel Dynamics Inc.	356,328
143,420	Sterlite Industries India Ltd., ADR	2,042,301
29,450	United States Steel Corporation	1,135,298
20,770	Walter Industries Inc.	1,263,855
	Total Metals & Mining	53,867,041
	Multiline Retail – 0.3%
8,955	Big Lots, Inc., (2)	287,366
26,990	Macy's, Inc.	483,121
91,469	Next PLC, (17)	2,727,102
	Total Multiline Retail	3,497,589
	Multi-Utilities – 0.6%
208,290	Ameren Corporation, (3)	4,951,053
11,860	Consolidated Edison, Inc.	511,166
22,730	Dominion Resources, Inc.	880,560
2,010	OGE Energy Corp.	73,486
6,060	PG&E Corporation	249,066
	Total Multi-Utilities	6,665,331
	Office Electronics – 0.1%
34,257	Canon Inc., (17)	1,276,739
	Oil, Gas & Consumable Fuels – 4.0%
83,619	Arch Coal Inc., (3)	1,656,492
96,910	BG Group PLC, (17)	1,441,327
243,117	BP PLC Sponsored ADR, (3)	7,021,219
303,175	Cameco Corporation, (3)	6,451,564
16,211	Chesapeake Energy Corporation	339,620
69,818	Chevron Corporation, (3)	4,737,849
38,106	ConocoPhillips, (3)	1,870,624
33,465	Continental Resources Inc., (2)	1,493,208
6,960	Devon Energy Corporation	424,003
51,040	EnCana Corporation	1,545,751
101,600	Gazprom OAO, ADR, (17)	1,912,953

Nuveen Investments

JQC

Nuveen Multi–Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
15,190	Hess Corporation	$764,665
13,920	Newfield Exploration Company, (2)	680,131
58,800	Nexen Inc., (3)	1,156,596
8,500	Occidental Petroleum Corporation	655,775
2,529	Peabody Energy Corporation	98,960
10,567	Petrobras Energia S.A., ADR	152,270
19,640	Petrohawk Energy Corporation, (2)	333,291
2,600,000	PT Medco Energi Internasional TBK, (17)	836,506
13,310	Rosetta Resources, Inc., (2)	263,671
53,700	Royal Dutch Shell PLC, Class B, Sponsored ADR, (3)	2,592,636
4,780	SM Energy Company	191,965
89,780	StatoilHydro ASA, (17)	1,729,595
69,386	StatoilHydro ASA, Sponsored ADR	1,328,742
7,180	Stone Energy Corporation, (2)	80,129
112,732	Suncor Energy, Inc., (3)	3,318,830
286,798	Tesoro Corporation, (3)	3,346,933
11,535	Total S.A., (17)	514,908
1,240	Whiting Petroleum Corporation, (2)	97,241
9,810	World Fuel Services Corporation	254,471
745,787	Yanzhou Coal Mining Company, (17)	1,435,904
	Total Oil, Gas & Consumable Fuels	48,727,829
	Paper & Forest Products – 0.1%
965	Domtar Corporation	47,430
35,000	International Paper Company	792,050
	Total Paper & Forest Products	839,480
	Personal Products – 0.0%
9,880	Estee Lauder Companies Inc., Class A	550,612
	Pharmaceuticals – 1.9%
55,950	AstraZeneca Group, (17)	2,637,809
77,000	AstraZeneca Group, Sponsored ADR, (3)	3,629,010
43,875	Bristol-Myers Squibb Company	1,094,243
61,200	Forest Laboratories, Inc., (2), (3)	1,678,716
33,275	Johnson & Johnson	1,965,222
31,154	Novartis AG, (17)	1,509,819
18,670	Novo Nordisk A/S, (17)	1,508,400
13,220	Perrigo Company	780,905
260,352	Pfizer Inc., (3)	3,712,620
30,703	Sanofi-Aventis, SA, (17)	1,849,157
41,200	Takeda Pharmaceutical Co Ltd., (17)	1,769,648
4,546	Takeda Pharmaceutical Co Ltd., ADR, (17)	96,739
31,650	Watson Pharmaceuticals Inc., (2)	1,284,041
	Total Pharmaceuticals	23,516,329
	Professional Services – 0.0%
9,570	Acacia Research, (2)	136,181
	Real Estate – 0.3%
10,840	Boston Properties, Inc.	773,326
11,890	Digital Realty Trust Inc.	685,815
16,200	Duke Realty Corporation	183,870
4,200	Equity Lifestyles Properties Inc.	202,566
2,070	Essex Property Trust Inc.	201,908
21,910	Inland Real Estate Corporation	173,527
26,520	Kimco Realty Corporation	356,429
8,400	LaSalle Hotel Properties	172,788

Nuveen Investments

Shares	Description (1)	Value
	Real Estate (continued)
3,520	PS Business Parks Inc.	$196,346
4,228	Simon Property Group, Inc.	341,411
10,890	Taubman Centers Inc.	409,790
6,640	Walter Investment Management Corporation	108,564
	Total Real Estate	3,806,340
	Real Estate Management & Development – 0.1%
98,560	Brookfield Properties Corporation	1,384,127
	Road & Rail – 0.1%
1,749	Canadian Pacific Railway Limited	93,781
17,650	Kansas City Southern Industries, (2)	641,578
11,980	Norfolk Southern Corporation	635,539
1,309	Union Pacific Corporation	90,989
	Total Road & Rail	1,461,887
	Semiconductors & Equipment – 1.0%
124,610	ASM Lithography Holding NV, (17)	3,429,249
47,050	Broadcom Corporation, Class A	1,551,239
84,245	Intel Corporation	1,638,565
39,910	KLA-Tencor Corporation	1,112,691
83,230	Marvell Technology Group Ltd., (2)	1,311,705
17,580	Micron Technology, Inc., (2)	149,254
31,380	Novellus Systems, Inc., (2)	795,797
16,435	ON Semiconductor Corporation, (2)	104,855
152,150	Taiwan Semiconductor Manufacturing Company Ltd., Sponsored ADR	1,484,984
6,530	Xilinx, Inc.	164,948
	Total Semiconductors & Equipment	11,743,287
	Software – 0.3%
2,510	Advent Software Inc., (2)	117,870
7,715	Ansys Inc., (2)	312,998
12,065	CommVault Systems, Inc., (2)	271,463
6,885	JDA Software Group, (2)	151,332
4,220	Manhattan Associates Inc., (2)	116,261
90,206	Microsoft Corporation, (3)	2,075,640
15,280	Rovi Corporation, (2)	579,265
5,470	Salesforce.com, Inc., (2)	469,435
	Total Software	4,094,264
	Specialty Retail – 0.3%
10,450	Best Buy Co., Inc.	353,837
5,220	DSW Inc., (2)	117,241
6,128	Guess Inc.	191,439
21,445	Home Depot, Inc.	601,961
4,220	J. Crew Group Inc., (2)	155,338
14,440	OfficeMax Inc., (2)	188,586
6,110	PetSmart Inc.	184,339
56,540	Williams-Sonoma Inc.	1,403,323
	Total Specialty Retail	3,196,064
	Textiles, Apparel & Luxury Goods – 0.4%
1,470	Deckers Outdoor Corporation, (2)	210,019
4,650	Fossil Inc., (2)	161,355
12,920	Jones Apparel Group, Inc.	204,782
14,220	LVMH Moet Hennessy, (17)	1,547,745
754,667	Yue Yuen Industrial Holdings Limited, (17)	2,337,568
	Total Textiles, Apparel & Luxury Goods	4,461,469

Nuveen Investments

JQC

Nuveen Multi–Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Shares	Description (1)	Value
	Thrifts & Mortgage Finance – 0.0%
10,640	People's United Financial, Inc.	$143,640
	Tobacco – 0.5%
49,760	British American Tobacco PLC, (17)	1,579,174
30,200	Lorillard Inc.	2,173,796
45,205	Philip Morris International	2,072,197
	Total Tobacco	5,825,167
	Trading Companies & Distributors – 0.3%
284,013	Mitsui & Company Limited, (17)	3,313,232
	Water Utilities – 0.0%
1,222	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	50,517
	Wireless Telecommunication Services – 0.3%
14,343	Millicom International Cellular S.A., (17)	1,163,811
28,509	Millicom International Cellular S.A.	2,311,224
2,079	TIM Participacoes S.A., ADR	56,423
6,298	Turkcell Iletisim Hizmetleri A.S., ADR	81,747
	Total Wireless Telecommunication Services	3,613,205
	Total Common Stocks (cost $434,854,922)	423,661,936

Shares	Description (1)	Coupon	Ratings (4)	Value
	Convertible Preferred Securities – 1.5% (1.1% of Total Investments)
	Capital Markets – 0.1%
10,100	Affiliated Managers Group Inc., Convertible Bond	5.100%	BB	$381,780
8,150	AMG Capital Trust II, Convertible Bond	5.150%	BB	263,856
	Total Capital Markets			645,636
	Commercial Banks – 0.4%
7,200	Fifth Third Bancorp, Convertible Bond	8.500%	Ba1	912,672
4,150	Wells Fargo & Company, Convertible Bond	7.500%	A-	3,863,650
	Total Commercial Banks			4,776,322
	Communications Equipment – 0.2%
4,250	Lucent Technologies Capital Trust I	7.750%	B3	3,079,125
	Diversified Financial Services – 0.3%
4,150	Bank of America Corporation	7.250%	BB	3,768,200
	Food Products – 0.0%
7,450	Bunge Limited, Convertible Bonds	4.875%	Ba1	590,413
	Health Care Providers & Services – 0.1%
18,550	Omnicare Capital Trust II, Series B	4.000%	B	660,380
	Independent Power Producers & Energy Traders – 0.1%
18,150	AES Trust III, Convertible Preferred	6.750%	B	786,803
	Insurance – 0.0%
5,600	Reinsurance Group of America Inc.	5.750%	BBB	330,372
	Multi-Utilities – 0.1%
10,400	CMS Energy Corporation, Convertible Bonds	4.500%	Ba2	857,350

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (4)	Value
	Oil, Gas & Consumable Fuels – 0.1%
600	El Paso Corporation, 144A	4.990%	B	$577,650
100	El Paso Corporation	4.990%	B	96,275
3,600	Whiting Petroleum Corporation	6.250%	B	697,284
	Total Oil, Gas & Consumable Fuels			1,371,209
	Real Estate – 0.1%
38,350	HRPT Properties Trust, Preferred Convertible Bonds	6.500%	Baa3	715,611
	Tobacco – 0.0%
300	Universal Corporation, Convertible Preferred	6.750%	BB	284,324
	Total Convertible Preferred Securities (cost $17,817,014)			17,865,745
Shares	Description (1)	Coupon	Ratings (4)	Value
	$25 Par (or similar) Preferred Securities – 38.6% (28.6% of Total Investments)
	Capital Markets – 4.2%
58,500	Ameriprise Financial, Inc.	7.750%	A	$1,553,760
171,100	BNY Capital Trust V, Series F	5.950%	A1	4,303,165
725,702	Credit Suisse	7.900%	A3	18,469,116
1,175,757	Deutsche Bank Capital Funding Trust II	6.550%	BBB+	24,267,624
7,000	Deutsche Bank Capital Funding Trust IX	6.625%	BBB+	149,170
68,200	Deutsche Bank Contingent Capital Trust III	7.600%	BBB+	1,589,742
15,300	Goldman Sachs Group Inc., Series 2004-4 (CORTS)	6.000%	A3	309,519
18,600	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A3	374,418
15,900	Morgan Stanley Capital Trust V	5.750%	Baa2	318,477
2,500	Morgan Stanley Capital Trust VII	6.600%	BBB	54,600
	Total Capital Markets			51,389,591
	Commercial Banks – 5.0%
829,600	Banco Santander Finance	10.500%	A-	22,117,136
28,400	Barclays Bank PLC	7.750%	A-	665,412
1,300	Barclays Bank PLC	7.100%	A+	28,639
170,400	BB&T Capital Trust VI	9.600%	A3	4,638,288
38,400	BB&T Capital Trust VII	8.100%	A3	999,552
146,500	Cobank Agricultural Credit Bank, 144A	7.000%	N/R	6,432,273
48,000	Cobank Agricultural Credit Bank	11.000%	A	2,620,502
1,000,000	HSBC Bank PLC	1.000%	A	607,500
45,812	HSBC Finance Corporation	6.875%	A	1,118,271
367,100	HSBC Holdings PLC	8.000%	A-	9,257,821
1,400	HSBC Holdings PLC	6.200%	A-	30,030
15,100	HSBC USA Inc., Series F	2.858%	A-	599,017
150,200	Merrill Lynch Preferred Capital Trust V	7.280%	Baa3	3,349,460
355,241	National City Capital Trust II	6.625%	BBB	8,255,801
9,700	Wells Fargo Capital Trust VII	5.850%	A-	222,421
	Total Commercial Banks			60,942,123
	Diversified Financial Services – 1.4%
188,023	ING Groep N.V.	7.200%	Ba1	3,502,868
755,475	ING Groep N.V.	7.050%	Ba1	13,810,083
4,325	National Rural Utilities Cooperative Finance Corporation	6.100%	A3	107,736
	Total Diversified Financial Services			17,420,687
	Diversified Telecommunication Services – 0.7%
99,005	AT&T Inc.	6.375%	A	2,623,633
38,500	BellSouth Capital Funding (CORTS)	7.120%	A	969,719
30,500	BellSouth Corporation (CORTS)	7.000%	A	761,548
142,306	Verizon Communications, Series 2004-1 (SATURNS)	6.125%	A	3,577,573
	Total Diversified Telecommunication Services			7,932,473

Nuveen Investments

JQC

Nuveen Multi–Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Shares	Description (1)	Coupon	Ratings (4)	Value
	Electric Utilities – 0.6%
259,300	Entergy Texas Inc.	7.875%	BBB+	$7,221,505
	Food Products – 0.2%
33,100	Dairy Farmers of America Inc., 144A	7.875%	BBB-	2,795,917
	Insurance – 10.2%
1,143,070	Aegon N.V.	6.375%	BBB	20,095,171
25,000	Allianz SE	8.375%	A+	633,595
192,234	Arch Capital Group Limited, Series B	7.875%	BBB-	4,855,831
379,873	Arch Capital Group Limited	8.000%	BBB-	9,576,598
577,558	Delphi Financial Group, Inc.	8.000%	BBB	14,542,910
26,700	Delphi Financial Group, Inc.	7.376%	BB+	527,325
199,472	EverestRe Capital Trust II	6.200%	Baa1	4,049,282
771,900	Lincoln National Capital VI, Series F	6.750%	BBB	17,792,295
88,900	Markel Corporation	7.500%	BBB	2,303,399
860,491	PartnerRe Limited, Series C	6.750%	BBB+	19,490,121
3,200	PartnerRe Limited, Series D	6.500%	BBB+	70,080
143,600	PLC Capital Trust III	7.500%	BBB	3,434,912
14,000	PLC Capital Trust IV	7.250%	BBB	337,820
24,017	Protective Life Corporation	7.250%	BBB	574,006
136,730	Prudential Financial Inc.	9.000%	BBB+	3,716,321
27,082	Prudential Financial Inc.	6.750%	A-	625,323
121,800	RenaissanceRe Holdings Limited, Series B	7.300%	BBB+	2,924,418
35,900	RenaissanceRe Holdings Limited, Series C	6.080%	BBB+	703,281
165,400	RenaissanceRe Holdings Limited, Series D	6.600%	BBB+	3,564,370
590,900	W. R. Berkley Corporation, Capital Trust II	6.750%	BBB-	14,311,598
	Total Insurance			124,128,656
	Media – 4.7%
31,800	CBS Corporation	7.250%	BBB-	776,238
599,221	CBS Corporation	6.750%	BBB-	14,285,429
1,012,662	Comcast Corporation	7.000%	BBB+	25,701,362
30,000	Comcast Corporation	6.625%	BBB+	733,500
647,540	Viacom Inc.	6.850%	BBB	16,130,221
	Total Media			57,626,750
	Multi-Utilities – 0.8%
125,800	Dominion Resources Inc.	8.375%	BBB	3,497,240
228,300	Xcel Energy Inc.	7.600%	BBB	6,095,610
	Total Multi-Utilities			9,592,850
	Oil, Gas & Consumable Fuels – 1.3%
612,600	Nexen Inc.	7.350%	BB+	15,131,220
	Pharmaceuticals – 0.1%
42,300	Bristol Myers Squibb Company (CORTS)	6.250%	A+	1,073,151
	Real Estate – 9.0%
199,813	Developers Diversified Realty Corporation, Series H	7.375%	Ba1	4,118,146
7,300	Duke Realty Corporation, Series K	6.500%	Baa3	150,599
72,830	Duke Realty Corporation, Series L	6.600%	Baa3	1,501,026
22,700	Duke Realty Corporation, Series N	7.250%	Baa3	505,302
122,700	Duke-Weeks Realty Corporation	6.625%	Baa3	2,549,706
152,215	Equity Residential Properties Trust, Series N	6.480%	BBB-	3,502,467
93,201	HRPT Properties Trust	8.750%	Baa3	2,349,597
59,800	HRPT Properties Trust	7.500%	BBB	1,183,442
534,000	HRPT Properties Trust	7.125%	Baa3	12,164,520
584,216	Kimco Realty Corporation, Series G	7.750%	Baa2	14,856,613

Nuveen Investments

Shares	Description (1)		Coupon	Ratings (4)	Value
	Real Estate (continued)
3,997	Prologis Trust, Series C		8.540%	Baa3	$191,107
51,275	Prologis Trust, Series G		6.750%	Baa3	1,007,041
27,632	Public Storage, Inc., Series C		6.600%	Baa1	664,273
149,500	Public Storage, Inc., Series E		6.750%	Baa1	3,667,235
69,911	Public Storage, Inc., Series H		6.950%	Baa1	1,749,173
236,606	Public Storage, Inc.		6.750%	Baa1	5,799,213
28,103	Realty Income Corporation		6.750%	Baa2	674,753
136,189	Regency Centers Corporation		7.450%	Baa3	3,254,236
626,351	Vornado Realty LP		7.875%	BBB	15,733,937
1,227,443	Wachovia Preferred Funding Corporation		7.250%	A-	28,403,031
6,700	Weingarten Realty Trust		8.100%	BBB	148,874
117,000	Weingarten Realty Trust		6.950%	Baa3	2,609,100
102,725	Weingarten Realty Trust		6.500%	Baa3	2,239,406
	Total Real Estate				109,022,797
	Wireless Telecommunication Services – 0.4%
175,900	Telephone and Data Systems Inc.		7.600%	Baa2	4,392,224
11,900	United States Cellular Corporation		7.500%	Baa2	296,192
	Total Wireless Telecommunication Services				4,688,416
	Total $25 Par (or similar) Preferred Securities (cost $496,887,726)				468,966,136
Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Variable Rate Senior Loan Interests – 7.1% (5.3% of Total Investments) (6)
	Aerospace & Defense – 0.2%
$415	Aveos Fleet Performance, Inc., ABL Term Loan	11.250%	3/12/13	B	$408,361
418	Aveos Fleet Performance, Inc., Term Loan	8.500%	3/12/15	B	405,012
574	DAE Aviation Holdings, Inc., Term Loan B1	4.090%	7/31/14	B	519,894
558	DAE Aviation Holdings, Inc., Term Loan B2	4.090%	7/31/14	B	504,724
900	McKechnie Aerospace Holdings, Inc., Term Loan	5.350%	5/11/15	N/R	825,592
2,865	Total Aerospace & Defense				2,663,583
	Airlines – 0.1%
1,940	Delta Air Lines, Inc., Term Loan	3.548%	4/30/14	B	1,738,725
	Automobiles – 0.1%
1,772	Ford Motor Company, Term Loan	3.331%	12/15/13	Ba1	1,678,474
	Building Products – 0.4%
3,488	Building Materials Corporation of America, Term Loan	3.125%	2/22/14	BBB-	3,365,185
1,008	TFS Acquisition, Term Loan	10.000%	8/11/13	B-	985,106
4,496	Total Building Products				4,350,291
	Chemicals – 0.0%
597	Hercules Offshore, Inc., Term Loan	6.000%	7/11/13	B2	522,817
	Communications Equipment – 0.2%
2,969	Avaya, Inc., Term Loan	3.260%	10/24/14	B1	2,547,382
	Diversified Consumer Services – 0.1%
953	Cengage Learning Acquisitions, Inc., Term Loan	3.030%	7/03/14	B+	825,528
	Electric Utilities – 0.3%
814	Calpine Corporation, DIP Term Loan	3.415%	3/29/14	B+	746,416
1,945	TXU Corporation, Term Loan B2	3.975%	10/10/14	B+	1,442,947

Nuveen Investments

JQC

Nuveen Multi–Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Electric Utilities (continued)
$2,514	TXU Corporation, Term Loan B3	3.851%	10/10/14	B+	$1,864,508
5,273	Total Electric Utilities				4,053,871
	Electrical Equipment – 0.1%
1,639	Allison Transmission Holdings, Inc., Term Loan	3.099%	8/07/14	B	1,497,419
	Health Care Providers & Services – 0.5%
124	Community Health Systems, Inc., Delayed Term Loan	2.788%	7/25/14	BB	116,269
2,490	Community Health Systems, Inc., Term Loan	2.788%	7/25/14	BB	2,328,627
472	Concentra, Inc., Term Loan	2.790%	6/25/14	Ba3	439,760
27	HCA, Inc., Term Loan A	1.783%	11/16/12	BB	25,457
1,064	Health Management Associates, Inc., Term Loan	2.283%	2/28/14	BB-	992,163
273	IASIS Healthcare LLC, Delayed Term Loan	2.347%	3/14/14	Ba2	256,107
74	IASIS Healthcare LLC, Letter of Credit	2.347%	3/14/14	Ba2	69,689
788	IASIS Healthcare LLC, Term Loan	2.347%	3/14/14	Ba2	739,979
1,123	Select Medical Corporation, Term Loan B2	2.484%	2/24/12	Ba2	1,087,490
585	Select Medical Corporation, Term Loan	2.484%	2/24/12	Ba2	566,598
7,020	Total Health Care Providers & Services				6,622,139
	Hotels, Restaurants & Leisure – 0.8%
2,168	CCM Merger, Inc., Term Loan B	8.500%	7/13/12	BB-	2,134,975
737	Cedar Fair LP, Extended US Term Loan	4.347%	8/30/14	BB-	730,703
341	Cedar Fair LP, Term Loan	2.347%	8/30/12	BB-	335,425
991	Harrah's Operating Company, Inc., Term Loan B2	3.316%	1/28/15	B	826,730
939	Orbitz Worldwide, Inc., Term Loan	3.396%	7/25/14	B+	881,687
1,950	Travelport LLC, Delayed Term Loan	2.790%	8/23/13	Ba3	1,830,022
134	Travelport LLC, Letter of Credit	3.033%	8/23/13	Ba3	125,875
669	Travelport LLC, Term Loan	2.811%	8/23/13	Ba3	627,332
579	Venetian Casino Resort LLC, Delayed Draw Term Loan	2.100%	5/23/14	B-	512,892
1,699	Venetian Casino Resort LLC, Term Loan	2.100%	5/23/14	B-	1,506,374
10,207	Total Hotels, Restaurants & Leisure				9,512,015
	Insurance – 0.2%
2,236	Conseco, Inc., Term Loan	7.500%	10/10/13	B2	2,167,228
	IT Services – 0.5%
2,117	First Data Corporation, Term Loan B1	3.097%	9/24/14	B+	1,785,918
1,192	Infor Global Solutions Intermediate Holdings, Ltd., Extended Delayed Draw Term Loan	6.100%	7/28/15	B+	1,113,339
2,285	Infor Global Solutions Intermediate Holdings, Ltd., Holdco PIK Term Loan	6.100%	7/28/15	B+	2,135,371
1,185	SunGard Data Systems, Inc., Term Loan B	2.100%	2/28/14	BB	1,118,055
6,779	Total IT Services				6,152,683
	Leisure Equipment & Products – 0.1%
583	Herbst Gaming, Inc., Delayed Term Loan, (8)	10.500%	12/02/11	N/R	368,502
671	Herbst Gaming, Inc., Term Loan, (8)	10.500%	12/02/11	N/R	424,116
1,254	Total Leisure Equipment & Products				792,618
	Media – 1.6%
744	Cequel Communications LLC, Term Loan B	2.292%	11/05/13	BB-	709,683
3,215	Charter Communications Operating Holdings LLC, Term Loan C	3.790%	9/06/16	BB+	3,001,484
396	Charter Communications Operating Holdings LLC, Term Loan	2.350%	3/06/14	BB+	368,041
915	Citadel Broadcasting Corporation, Term Loan, (9)	11.000%	6/03/15	N/R	958,390
1,162	Gray Television, Inc., Term Loan B	3.804%	12/31/14	B	1,088,941
3,134	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B, (10)	18.500%	4/09/12	N/R	1,429,880
876	Nielsen Finance LLC, Term Loan A	2.350%	8/09/13	Ba3	825,560
1,864	Nielsen Finance LLC, Term Loan B	4.100%	5/02/16	Ba3	1,797,225
944	Philadelphia Newspapers, Term Loan, (7), (8)	6.500%	6/29/13	N/R	287,951
363	SuperMedia, Term Loan	8.000%	12/31/15	B-	312,147
5,925	Tribune Company, Term Loan B, (7), (8)	3.000%	6/04/14	Ca	3,623,138
1,256	Tribune Company, Term Loan X, (7), (8)	2.750%	6/04/09	Ca	760,695
5,565	Univision Communications, Inc., Term Loan	2.597%	9/29/14	B2	4,684,374
26,359	Total Media				19,847,509

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Metals & Mining – 0.2%
$1,955	John Maneely Company, Term Loan	3.552%	12/09/13	B	$1,848,393
	Oil, Gas & Consumable Fuels – 0.3%
2,932	CCS Income Trust, Term Loan	3.347%	11/14/14	B	2,433,835
1,891	Venoco, Inc., Term Loan	4.377%	5/07/14	BB-	1,689,468
4,823	Total Oil, Gas & Consumable Fuels				4,123,303
	Pharmaceuticals – 0.2%
2,000	Royalty Pharma Finance Trust, Unsecured Term Loan	7.750%	5/15/15	Baa3	1,910,000
	Real Estate Management & Development – 0.4%
3,306	LNR Property Corporation, Term Loan B	7.750%	7/12/11	CCC	3,199,017
1,718	Realogy Corporation, Delayed Term Loan	3.293%	10/10/13	Caa1	1,464,679
5,024	Total Real Estate Management & Development				4,663,696
	Road & Rail – 0.1%
900	Swift Transportation Company, Inc., Term Loan	8.250%	5/12/14	B-	834,872
	Software – 0.1%
904	IPC Systems, Inc., Term Loan	2.709%	6/02/14	B1	789,133
	Specialty Retail – 0.6%
2,400	Toys "R" Us - Delaware, Inc., Term Loan B	4.597%	7/19/12	BB-	2,366,569
2,312	Burlington Coat Factory Warehouse Corporation, Term Loan	2.666%	5/28/13	B-	2,161,362
1,049	Michaels Stores, Inc., Term Loan B1	2.761%	10/31/13	B	975,925
1,411	Michaels Stores, Inc., Term Loan B2	5.011%	7/31/16	B	1,344,021
7,172	Total Specialty Retail				6,847,877
$99,137	Total Variable Rate Senior Loan Interests (cost $91,510,178)				85,989,556
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Convertible Bonds – 10.7% (7.9% of Total Investments)
	Aerospace & Defense – 0.2%
$800	Alliant Techsystems, Inc., Convertible Bonds	2.750%	9/15/11	BB-	$781,000
400	Alliant Techsystems, Inc., Convertible Bonds	2.750%	2/15/24	BB-	381,000
1,270	L-3 Communications Corporation, Convertible Bond	3.000%	8/01/35	BB+	1,276,350
2,470	Total Aerospace & Defense				2,438,350
	Auto Components – 0.1%
700	BorgWarner Inc.	3.500%	4/15/12	BBB	906,500
	Beverages – 0.0%
400	Molson Coors Brewing Company, Senior Convertible Notes	2.500%	7/30/13	BBB-	431,000
	Biotechnology – 0.3%
2,575	Amgen Inc.	0.375%	2/01/13	A+	2,555,688
850	BioMarin Pharmaceutical Inc.	1.875%	4/23/17	B-	910,563
450	Invitrogen Corporation, Convertible Bond	2.000%	8/01/23	BBB-	625,500
3,875	Total Biotechnology				4,091,751
	Capital Markets – 0.0%
600	Affiliated Managers Group Inc.	3.950%	8/15/38	BBB-	588,000
	Commercial Banks – 0.3%
2,460	National City Corporation, Convertible Senior Notes	4.000%	2/01/11	A	2,490,750
450	SVB Financial Group, Convertible Bond, 144A	3.875%	4/15/11	A3	457,875
1,150	U.S. Bancorp, Convertible Bonds, Floating Rate	0.000%	12/11/35	Aa3	1,139,248
4,060	Total Commercial Banks				4,087,873

Nuveen Investments

JQC

Nuveen Multi–Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Commercial Services & Supplies – 0.2%
$450	Covanta Holding Corporation, Convertible Bonds	3.250%	6/01/14	Ba3	$481,500
750	Covanta Holding Corporation, Convertible Bonds	1.000%	2/01/27	Ba3	699,375
600	Universal City Development Partners, 144A	8.875%	11/15/15	B3	606,000
1,800	Total Commercial Services & Supplies				1,786,875
	Communications Equipment – 0.2%
600	Ciena Corporation, Convertible Bond	0.250%	5/01/13	B	488,250
600	Ciena Corporation, Convertible Bond	0.875%	6/15/17	B	375,750
450	CommScope Inc.	3.250%	7/01/15	B	492,188
1,400	Liberty Media Corporation, Senior Debentures, Exchangeable for Motorola Common Stock	3.500%	1/15/31	BB-	621,586
1,050	Lucent Technologies Inc., Series B	2.875%	6/15/25	B1	889,875
4,100	Total Communications Equipment				2,867,649
	Computers & Peripherals – 0.5%
1,400	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/11	A-	1,706,250
700	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/13	A-	889,875
700	EMC Corporation, Convertible Bonds	1.750%	12/01/11	A-	853,125
1,200	EMC Corporation, Convertible Bonds	1.750%	12/01/13	A-	1,525,500
400	Maxtor Corporation, Convertible Bonds	2.375%	8/15/12	B	404,000
1,250	Sandisk Corporation, Convertible Bond	1.000%	5/15/13	BB-	1,117,188
5,650	Total Computers & Peripherals				6,495,938
	Construction & Engineering – 0.0%
250	Fluor Corporation, Convertible Bonds	1.500%	2/15/24	A3	383,438
	Consumer Finance – 0.0%
350	Americredit Corporation	0.750%	9/15/11	B-	327,250
	Diversified Consumer Services – 0.0%
400	Sotheby's Holdings Inc., Convertible Bond	3.125%	6/15/13	B1	390,000
	Diversified Financial Services – 0.1%
1,150	NASDAQ Stock Market Inc., Convertible Bond	2.500%	8/15/13	BBB	1,096,813
500	PHH Corporation	4.000%	4/15/12	Ba2	548,125
1,650	Total Diversified Financial Services				1,644,938
	Diversified Telecommunication Services – 0.2%
1,200	Qwest Communications International Inc.	3.500%	11/15/25	B+	1,335,000
450	Time Warner Telecom Inc., Convertible Bond	2.375%	4/01/26	B-	489,375
1,650	Total Diversified Telecommunication Services				1,824,375
	Electrical Equipment – 0.1%
300	General Cable Corporation, Convertible Bonds	0.875%	11/15/13	Ba3	262,500
462	General Cable Corporation, Convertible Bonds	4.500%	11/15/29	B	435,435
550	Roper Industries Inc.	0.000%	1/15/34	BB+	385,000
1,312	Total Electrical Equipment				1,082,935
	Electronic Equipment & Instruments – 0.2%
600	Anixter International Inc., Convertible Bond	0.000%	7/07/33	B+	387,750
500	Itron Inc.	2.500%	8/01/26	B-	551,875
900	Tech Data Corporation, Convertible Bonds	2.750%	12/15/26	BBB-	906,750
2,000	Total Electronic Equipment & Instruments				1,846,375
	Energy Equipment & Services – 0.9%
550	Cameron International Corporation, Convertible Bonds	2.500%	6/15/26	BBB+	618,750
450	Exterran Holdings Inc., Convertible Bond	4.250%	6/15/14	BB	590,625
1,200	Nabors Industries Inc., 144A	0.940%	5/15/11	BBB+	1,182,000

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Energy Equipment & Services (continued)
$1,300	Nabors Industries Inc.	0.940%	5/15/11	BBB+	$1,280,500
1,100	SESI LLC, Convertible Bond, 144A	1.500%	12/15/26	BB+	1,014,750
1,300	Transocean Inc., Convertible Bond	1.625%	12/15/37	BBB+	1,265,875
2,800	Transocean Inc.	1.500%	12/15/37	BBB+	2,499,000
2,675	Transocean Inc.	1.500%	12/15/37	BBB+	2,226,938
11,375	Total Energy Equipment & Services				10,678,438
	Food Products – 0.3%
400	Archer Daniels Midland Company, Convertible Bonds, 144A	0.875%	2/15/14	A	379,000
1,000	Archer Daniels Midland Company, Convertible Bonds	0.875%	2/15/14	A	947,500
450	Chiquita Brands International Inc., Convertible Bond	4.250%	8/15/16	B	391,500
550	Smithfield Foods Inc., Convertible Bond	4.000%	6/30/13	B-	536,938
700	Tyson Foods inc., Convertible Bond	3.250%	10/15/13	BB	820,750
3,100	Total Food Products				3,075,688
	Health Care Equipment & Supplies – 0.8%
200	Beckman Coulter Inc., Convertible Bonds, 144A	2.500%	12/15/36	BBB	219,000
700	Beckman Coulter Inc., Convertible Bonds	2.500%	12/15/36	BBB	766,500
2,600	Hologic Inc.	2.000%	12/15/37	BB-	2,226,250
300	Invacare Corporation, Convertible Bond	4.125%	2/01/27	B-	322,125
300	Inverness Medical Innovation Inc., Convertible Bonds	3.000%	5/15/16	B-	259,500
850	Kinetic Concepts Inc., Convertible Bond, 144A	3.250%	4/15/15	BB-	822,375
1,650	Medtronic, Inc., Convertible Bond	1.500%	4/15/11	AA-	1,647,938
2,750	Medtronic, Inc., Convertible Bond	1.625%	4/15/13	AA-	2,770,625
9,350	Total Health Care Equipment & Supplies				9,034,313
	Health Care Providers & Services – 0.4%
550	AmeriGroup Corporation, Convertible Bond	2.000%	5/15/12	BB	558,938
450	LifePoint Hospitals, Inc., Convertible Bond	3.250%	8/15/25	B1	423,563
875	LifePoint Hospitals, Inc., Convertible Bonds	3.500%	5/15/14	B	812,656
3,365	Omnicare, Inc.	3.250%	12/15/35	B+	2,801,363
400	PSS World Medical Inc. Convertible Note, 144A	3.125%	8/01/14	BB	461,000
5,640	Total Health Care Providers & Services				5,057,520
	Hotels, Restaurants & Leisure – 0.3%
1,250	Carnival Corporation	2.000%	4/15/21	A3	1,300,000
300	Host Hotels and Resorts Inc., Convertible Bond, 144A	2.500%	10/15/29	BB+	340,308
1,150	International Game Technology	3.250%	5/01/14	BBB	1,265,000
200	Wyndham Worldwide Corporation, Convertible Bond	3.500%	5/01/12	BBB-	326,250
2,900	Total Hotels, Restaurants & Leisure				3,231,558
	Household Durables – 0.1%
500	D.R. Horton, Inc.	2.000%	5/15/14	BB-	510,625
400	Lennar Corporation	2.000%	12/01/20	BB-	353,500
450	Newell Rubbermaid Inc.	5.500%	3/15/14	BBB-	819,563
1,350	Total Household Durables				1,683,688
	Independent Power Producers & Energy Traders – 0.0%
450	Allegheny Technologies Inc., Convetible Bond	4.250%	6/01/14	BBB-	581,063
	Industrial Conglomerates – 0.1%
650	Textron Inc.	4.500%	5/01/13	BBB-	944,125
	Insurance – 0.1%
600	Old Republic International Corporation	8.000%	5/15/12	BBB+	715,500
	Internet Software & Services – 0.2%
750	Equinix Inc., Convertible Bond	3.000%	10/15/14	B-	704,063
900	Equinix Inc.	4.750%	6/15/16	B-	1,068,750
1,650	Total Internet Software & Services				1,772,813

Nuveen Investments

JQC

Nuveen Multi–Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	IT Services – 0.1%
$250	Macrovision Corporation, Convertible Bonds	2.625%	8/15/11	BB-	$347,188
750	Verifone Holdings Inc.	1.375%	6/15/12	B	694,688
1,000	Total IT Services				1,041,876
	Life Sciences Tools & Services – 0.1%
550	Charles River Laboratories International, Inc.	2.250%	6/15/13	BB+	528,688
450	Invitrogen Corporation, Convertible Bond	1.500%	2/15/24	BBB-	496,688
400	Millipore Corporation, Convertible Bonds	3.750%	6/01/26	BB-	501,500
1,400	Total Life Sciences Tools & Services				1,526,876
	Machinery – 0.2%
900	Danaher Corporation, Convertible Bonds	0.000%	1/22/21	A+	970,875
450	Ingersoll Rand	4.500%	4/15/12	BBB+	886,500
400	Navistar International Corporation, Convertible Bond	3.000%	10/15/14	B1	471,000
250	Terex Corporation	4.000%	6/01/15	B	339,375
2,000	Total Machinery				2,667,750
	Media – 0.2%
1,150	Interpublic Group Companies Inc., Convertible Notes	4.250%	3/15/23	BB	1,157,188
450	Liberty Media Corporation, Senior Debentures, Exchangeable for PCS Common Stock, Series 1	4.000%	11/15/29	BB-	232,875
750	Omnicom Group Inc., Convertible Bond	0.000%	7/01/38	Baa1	712,500
2,350	Total Media				2,102,563
	Metals & Mining – 0.7%
650	Alcoa Inc., Convertible Bond	5.250%	3/15/14	Baa3	1,113,125
3,000	Gold Reserve, Inc., Convertible Bonds	5.500%	6/15/22	N/R	2,163,750
450	Newmont Mining Corp., Senior Convertible Note	1.625%	7/15/17	BBB+	650,813
650	Newmont Mining Corporation, 144A	1.625%	7/15/17	BBB+	940,063
1,100	Newmont Mining Corporation	1.250%	7/15/14	BBB+	1,573,000
350	Steel Dynamics, Inc.	5.125%	6/15/14	BB+	377,563
950	United States Steel Corporation	4.000%	5/15/14	BB	1,333,563
7,150	Total Metals & Mining				8,151,877
	Multiline Retail – 0.0%
450	Saks, Inc., Convertible Bonds	2.000%	3/15/24	B+	391,500
	Oil, Gas & Consumable Fuels – 0.7%
550	Alpha Natural Resouces Inc., Convertible Bond	2.375%	4/15/15	BB	566,500
600	Chesapeake Energy Corporation, Convertible	2.750%	11/15/35	BB	525,750
1,100	Chesapeake Energy Corporation, Convertible Bonds	2.500%	5/15/37	BB	862,125
1,100	Chesapeake Energy Corporation, Convertible Bonds	2.250%	12/15/38	BB	798,875
1,620	Goodrich Petroleum Corporation, Convertible	5.000%	10/01/29	N/R	1,287,090
1,100	Massey Energy Company, Convertible Bond	3.250%	8/01/15	BB-	919,875
1,150	Peabody Energy Corp., Convertible Bond	4.750%	12/15/66	Ba3	1,127,000
450	Penn Virginia Corporation	4.500%	11/15/12	B	421,875
700	Pioneer Natural Resouces Company, Convertible Bond	2.875%	1/15/38	BB+	840,875
1,550	USEC Inc., Convertible Bond	3.000%	10/01/14	Caa2	1,123,750
9,920	Total Oil, Gas & Consumable Fuels				8,473,715
	Pharmaceuticals – 0.6%
825	Allergan Inc., Convertible Bond	1.500%	4/01/26	A	903,375
1,000	King Pharmaceuticals Inc., Convertible Bonds	1.250%	4/01/26	BB	871,250
850	Mylan Labs, Inc., Convertible Bonds, 144A	3.750%	9/15/15	BB-	1,213,375
750	Mylan Labs, Inc., Convertible Bonds	1.250%	3/15/12	BB-	750,000
1,650	Teva Pharmaceutical Finance Company B.V., Series D	1.750%	2/01/26	A-	1,897,500
450	Teva Pharmaceutical Finance Company LLC, Convertible Bonds	0.250%	2/01/26	A-	526,500
400	Valeant Pharmaceuticals International Convertible Bond	4.000%	11/15/13	B	671,500
5,925	Total Pharmaceuticals				6,833,500

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Real Estate – 1.0%
$1,700	Boston Properties Limited Partnership, Convertible Bonds, 144A	3.625%	2/15/14	A-	$1,691,500
1,250	Boston Properties Limited Partnership, Convertible Bonds, 144A	2.875%	2/15/37	A-	1,239,063
600	Boston Properties Limited Partnership, Convertible Bonds	2.875%	2/15/37	A2	594,750
300	Brandywine Operating Partnership, Convertible Bonds	3.875%	10/15/26	BBB-	300,750
450	Duke Realty Corporation, Series D, 144A	3.750%	12/01/11	BBB-	450,563
600	ERP Operating LP	3.850%	8/15/26	BBB+	604,500
250	Health Care REIT, Inc., Convertible Bonds	4.750%	12/01/26	Baa2	265,938
300	Health Care REIT, Inc., Convertible Bonds	4.750%	7/15/27	Baa2	321,000
1,450	Host Hotels and Resorts Inc., Convertible Bond, 144A	2.625%	4/15/27	BB+	1,381,125
600	Host Marriot LP, Convertible Bonds, 144A	3.250%	4/15/24	BB+	615,000
350	Prologis Trust, Convertible Bonds, 144A	2.250%	4/01/37	BBB-	331,188
2,100	Prologis Trust, Convertible Bonds	2.250%	4/01/37	BBB-	1,987,125
400	Rayonier Trust Holdings Inc., Convertible Bond	3.750%	10/15/12	BBB	415,500
250	Ventas Inc., Convertible Bond, 144A	3.875%	11/15/11	BBB-	288,437
1,150	Vornado Realty, Convertible Bond	3.875%	4/15/25	BBB	1,241,999
11,750	Total Real Estate				11,728,438
	Semiconductors & Equipment – 1.2%
5,250	Advanced Micro Devices, Inc., Convertible Bonds, 144A	6.000%	5/01/15	B-	5,013,749
924	Advanced Micro Devices, Inc., Convertible Bonds	5.750%	8/15/12	B-	911,294
2,200	Intel Corporation, Convertible Bond	2.950%	12/15/35	A-	2,100,999
2,550	Intel Corporation, Convertible Bond	3.250%	8/01/39	A2	2,884,687
2,400	Micron Technology, Inc.	1.875%	6/01/14	B	2,120,999
1,300	ON Semiconductor Corporation	2.625%	12/15/26	B+	1,223,624
450	Xilinx Inc., Convertible Bond, 144A	3.125%	3/15/37	BB	412,312
150	Xilinx Inc., Convertible Bond	3.125%	3/15/37	BB	137,437
15,224	Total Semiconductors & Equipment				14,805,101
	Software – 0.0%
450	Nuance Communications Inc.	2.750%	8/15/27	B-	472,499
	Specialty Retail – 0.1%
700	Best Buy Co., Inc.	2.250%	1/15/22	Baa3	729,749
350	United Auto Group, Inc., Convertible Bonds	3.500%	4/01/26	B-	353,062
1,050	Total Specialty Retail				1,082,811
	Textiles, Apparel & Luxury Goods – 0.1%
800	Iconix Brand Group, Inc., Convertible Notes, 144A	1.875%	6/30/12	B	747,999
100	Liz Claiborne Inc., Convertible Bond	6.000%	6/15/14	B2	141,124
900	Total Textiles, Apparel & Luxury Goods				889,123
	Trading Companies & Distributors – 0.0%
286	WESCO International Inc., Convertible Bond	6.000%	9/15/29	B	405,762
	Wireless Telecommunication Services – 0.1%
748	NII Holdings Inc.	3.125%	6/15/12	B-	709,664
$128,935	Total Convertible Bonds (cost $125,488,133)				129,251,008
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Corporate Bonds – 11.5% (8.5% of Total Investments)
	Aerospace & Defense – 0.4%
$600	Bombardier Inc., CLass B Shares, 144A	7.500%	3/15/18	BB+	$621,000
1,200	Hawker Beechcraft Acquisition Company	8.500%	4/01/15	CCC-	967,500
1,000	Hexcel Corporation, Term Loan	6.750%	2/01/15	B+	985,000
1,800	Vought Aircraft Industries Inc.,	8.000%	7/15/11	N/R	1,809,000
4,600	Total Aerospace & Defense				4,382,500
	Airlines – 0.1%
900	United Airlines Inc., 144A	12.000%	11/01/13	CCC	940,500

Nuveen Investments

JQC

Nuveen Multi–Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Auto Components – 0.2%
$1,200	Cooper Standard Automitve	8.500%	5/01/18	B+	$1,215,000
600	TRW Automotive Inc., 144A	8.875%	12/01/17	B+	621,000
1,800	Total Auto Components				1,836,000
	Automobiles – 0.1%
3,850	General Motors Corporation, Senior Debentures, (11)	8.375%	7/15/33	B-	1,251,250
	Building Products – 0.1%
600	Libbey Glass Inc., 144A	10.000%	2/15/15	B	624,000
	Chemicals – 0.7%
2,850	Hexion US Finance Corporation	8.875%	2/01/18	B3	2,586,375
2,250	Momentive Performance Materials	9.750%	12/01/14	Caa2	2,137,500
1,200	NOVA Chemicals Corporation	8.625%	11/01/19	B+	1,194,000
450	Phibro Animal Health Corporation, 144A, WI/DD	9.250%	7/01/18	B	450,000
2,100	Rockwood Specialties Group Inc., Series WI	7.500%	11/15/14	B-	2,126,250
600	Solutia Inc.	7.875%	3/15/20	B+	601,500
9,450	Total Chemicals				9,095,625
	Commercial Services & Supplies – 0.4%
900	Avis Budget Car Rental	9.625%	3/15/18	B	913,500
450	International Lease Finance Corporation, 144A	8.625%	9/15/15	BB+	427,500
2,650	International Lease Finance Corporation, 144A	8.750%	3/15/17	BB+	2,517,500
1,200	Ticketmaster	10.750%	8/01/16	B1	1,299,000
5,200	Total Commercial Services & Supplies				5,157,500
	Communications Equipment – 0.1%
1,200	IntelSat Bermuda Limited	11.250%	2/04/17	CCC+	1,221,000
	Construction Materials – 0.2%
1,800	Headwaters Inc.	11.375%	11/01/14	B+	1,827,000
	Consumer Finance – 0.0%
300	GMAC Inc.	8.000%	3/15/20	B	294,000
	Diversified Financial Services – 0.0%
450	CIT Group Inc.	7.000%	5/01/17	B+	407,250
	Diversified Telecommunication Services – 0.7%
1,200	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B-	1,201,500
2,350	Cincinnati Bell Inc.	8.250%	10/15/17	B2	2,209,000
1,050	Cincinnati Bell Inc.	8.750%	3/15/18	B-	958,125
350	Insight Communications, 144A, WI/DD	9.375%	7/15/18	B-	350,000
1,500	IntelSat Corporation	9.250%	8/15/14	BB-	1,541,250
1,200	New Communications Holdings, 144A	8.500%	4/15/20	BB	1,209,000
1,200	Windstream Corporation	7.875%	11/01/17	Ba3	1,177,500
8,850	Total Diversified Telecommunication Services				8,646,375
	Electric Utilities – 0.2%
1,000	Sierra Pacific Resources, Series 2006	6.750%	8/15/17	BB	1,012,409
1,800	Texas Competitive Electric Holdings, Series A	10.250%	11/01/15	CCC	1,197,000
2,800	Total Electric Utilities				2,209,409
	Electrical Equipment – 0.1%
900	Energy Future Holdings	10.000%	1/15/20	B+	900,000
	Electronic Equipment & Instruments – 0.1%
1,200	Kemet Corporation, Convertible Bonds, 144A	10.500%	5/01/18	B1	1,194,000

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Energy Equipment & Services – 0.1%
$1,200	Hercules Offshore LLC, 144A	10.500%	10/15/17	B2	$1,071,000
	Food & Staples Retailing – 0.2%
600	C&S Group Enterprises LLC, 144A	8.375%	5/01/17	BB-	585,000
2,000	Stater Brothers Holdings Inc.	8.125%	6/15/12	B+	2,010,000
2,600	Total Food & Staples Retailing				2,595,000
	Food Products – 0.4%
1,200	Dole Foods Company, 144A	8.000%	10/01/16	B+	1,209,000
2,700	Dole Foods Company	8.750%	7/15/13	B-	2,794,500
600	Tops Markets, 144A	10.125%	10/15/15	B	621,000
4,500	Total Food Products				4,624,500
	Health Care Equipment & Supplies – 0.4%
500	Biomet Inc.	10.000%	10/15/17	B-	540,000
4,050	Select Medical Corporation	7.625%	2/01/15	B-	3,827,250
4,550	Total Health Care Equipment & Supplies				4,367,250
	Health Care Providers & Services – 0.6%
450	Capella Healthcare Inc., 144A	9.250%	7/01/17	B	455,625
2,000	Community Health Systems, Inc.	8.875%	7/15/15	B	2,067,500
1,000	HCA Inc.	9.250%	11/15/16	BB-	1,062,500
1,800	HCA Inc.	8.500%	4/15/19	BB	1,917,000
1,800	Select Medical Corporation	6.143%	9/15/15	CCC+	1,566,000
7,050	Total Health Care Providers & Services				7,068,625
	Hotels, Restaurants & Leisure – 1.0%
1,875	Boyd Gaming Corporation	7.750%	12/15/12	B-	1,865,625
1,200	GWR Operating Partnership, 144A	10.875%	4/01/17	BB-	1,198,500
2,250	Harrah's Operating Company, Inc.	11.250%	6/01/17	B	2,379,375
1,200	Isle of Capri Casinos, Inc.	7.000%	3/01/14	CCC+	1,086,000
900	Landry's Restaurants Inc.	11.625%	12/01/15	B	936,000
300	MGM Mirage Inc., 144A	9.000%	3/15/20	B1	309,750
450	MGM Mirage Inc.	6.750%	9/01/12	CCC+	420,750
600	Peninsula Gaming LLC	8.375%	8/15/15	BB	600,750
600	Penn National Gaming Inc.	8.750%	8/15/19	BB-	619,500
1,200	Pinnacle Entertainment Inc., 144A	8.750%	5/15/20	B	1,117,500
1,750	Seminole Hard Rock Entertainment, Inc., 144A	3.037%	3/15/14	BB	1,500,625
12,325	Total Hotels, Restaurants & Leisure				12,034,375
	Household Products – 0.1%
1,650	Central Garden & Pet Company, Senior Subordinate Notes	8.250%	3/01/18	B	1,643,813
	Independent Power Producers & Energy Traders – 0.1%
900	Dynegy Holdings, Inc., Term Loan	8.375%	5/01/16	B-	716,625
1,000	NRG Energy Inc.	7.375%	1/15/17	BB-	992,500
1,900	Total Independent Power Producers & Energy Traders				1,709,125
	Internet Software & Services – 0.1%
2,000	Open Solutions Inc., 144A	9.750%	2/01/15	CCC+	1,510,000
	IT Services – 0.7%
1,263	First Data Corporation	10.550%	9/24/15	B-	931,684
2,950	First Data Corporation	9.875%	9/24/15	B-	2,256,750
1,631	Global Cash Access LLC	8.750%	3/15/12	B	1,641,194
600	ManTech International Company, 144A	7.250%	4/15/18	BB+	609,000
1,050	Seagate HDD Cayman	6.875%	5/01/20	Ba1	1,002,750
2,250	Sungard Data Systems Inc.	9.125%	8/15/13	B	2,297,813
9,744	Total IT Services				8,739,191

Nuveen Investments

JQC

Nuveen Multi–Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Machinery – 0.2%
$3,000	Greenbrier Companies, Inc.	8.375%	5/15/15	CCC	$2,842,500
	Media – 0.4%
600	Allbritton Communications Company, 144A	8.000%	5/15/18	B	597,000
2,000	AMC Entertainment Inc.	8.000%	3/01/14	CCC+	1,935,000
450	Cablevision Systems Corporation	7.750%	4/15/18	B+	452,250
300	Cablevision Systems Corporation	8.000%	4/15/20	B+	305,250
1,050	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC-	742,875
450	Clear Channel Worldwide Holdings Inc., 144A	9.250%	12/15/17	B	454,500
4,000	Medianews Group Inc., (9)	6.375%	4/01/14	CC	400
300	NexStar Mission Broadcast, 144A	8.875%	4/15/17	B-	303,000
3,500	Young Broadcasting Inc., (12)	10.000%	3/01/11	D	10,850
2,000	Young Broadcasting Inc., (12)	8.750%	1/15/14	D	6,200
14,650	Total Media				4,807,325
	Metals & Mining – 0.6%
600	Consol Energy Inc., 144A	8.000%	4/01/17	BB	622,500
600	Consol Energy Inc., 144A	8.250%	4/01/20	BB	628,500
900	Essar Steel Algoma Inc., 144A	9.375%	3/15/15	B+	859,500
5,200	MagIndustries Corporation, (13)	11.000%	12/14/12	N/R	5,027,620
7,300	Total Metals & Mining				7,138,120
	Multiline Retail – 0.5%
3,150	Neiman Marcus Group Inc., Term Loan	9.000%	10/15/15	B-	3,173,625
1,200	Sprectum Brands Inc., 144A	9.500%	6/15/18	B	1,239,000
1,500	Toys R Us Property Company II LLC, 144A	8.500%	12/01/17	Ba2	1,545,000
5,850	Total Multiline Retail				5,957,625
	Multi-Utilities – 0.1%
1,200	Bon-Ton Department Stores Inc.	10.250%	3/15/14	CCC+	1,185,000
	Oil, Gas & Consumable Fuels – 0.5%
600	Chaparral Energy Inc.	8.500%	12/01/15	B+	561,000
2,400	Chaparral Energy Inc.	8.875%	2/01/17	B+	2,220,000
450	Western Refining Inc., 144A	10.750%	6/15/14	BB-	407,250
1,200	Western Refining Inc.	11.250%	6/15/17	B+	1,098,000
1,500	Whiting Petroleum Corporation	7.000%	2/01/14	BB	1,537,500
6,150	Total Oil, Gas & Consumable Fuels				5,823,750
	Paper & Forest Products – 0.1%
600	Boise Paper Holdings Company	8.000%	4/01/20	BB-	601,500
1,000	Georgia-Pacific Corporation	7.700%	6/15/15	BB	1,047,500
1,600	Total Paper & Forest Products				1,649,000
	Personal Products – 0.2%
1,800	Prestige Brands Inc.	8.250%	4/01/18	B+	1,822,500
600	Revlon Consumer Products	9.750%	11/15/15	B-	618,000
2,400	Total Personal Products				2,440,500
	Pharmaceuticals – 0.1%
600	Mylan Inc., 144A	7.875%	7/15/20	BB-	615,000
	Real Estate – 0.1%
1,200	Entertainment Properties Trust, 144A	7.750%	7/15/20	Baa3	1,209,000
	Real Estate Management & Development – 0.0%
600	Realogy Corporation	10.500%	4/15/14	Ca	511,500

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Road & Rail – 0.1%
$1,800	Swift Transportation Company, 144A	8.186%	5/15/15	CCC-	$1,638,000
	Semiconductors & Equipment – 0.2%
450	Amkor Technology Inc., 144A	7.375%	5/01/18	Ba3	438,750
2,300	Freescale Semiconductor Inc.	9.250%	4/15/18	B2	2,282,750
2,750	Total Semiconductors & Equipment				2,721,500
	Specialty Retail – 0.3%
900	Brookstone Company Inc.	12.000%	10/15/12	Caa3	738,000
1,350	Claires Stores, Inc.	9.250%	6/01/15	CCC+	1,164,374
600	Claires Stores, Inc.	10.500%	6/01/17	CCC	495,000
1,200	Michael's Stores	11.375%	11/01/16	CCC	1,254,000
4,050	Total Specialty Retail				3,651,374
	Textiles, Apparel & Luxury Goods – 0.4%
300	Express LLC, 144A	8.750%	3/01/18	B	306,750
600	Hanesbrands Inc.	8.000%	12/15/16	B+	611,250
4,000	Jostens IH Corporation	7.625%	10/01/12	BB-	4,020,000
4,900	Total Textiles, Apparel & Luxury Goods				4,938,000
	Wireless Telecommunication Services – 0.6%
1,200	Clearwire Communications Finance	12.000%	12/01/15	B-	1,201,500
1,500	IPCS, Inc.	2.374%	5/01/13	Ba2	1,410,000
3,550	Sprint Nextel Corporation	8.375%	8/15/17	BB-	3,567,749
750	Syniverse Technologies Inc., Series B	7.750%	8/15/13	B	735,000
7,000	Total Wireless Telecommunication Services				6,914,249
$156,469	Total Corporate Bonds (cost $146,603,754)				139,391,731
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Capital Preferred Securities – 24.0% (17.8% of Total Investments)
	Capital Markets – 0.0%
400	Goldman Sachs Group, Inc.	6.345%	2/15/34	A3	$359,946
	Commercial Banks – 11.6%
18,700	AgFirst Farm Credit Bank	7.300%	12/15/53	A	16,469,894
2,320	Banco Santander Finance	10.500%	9/29/49	A-	2,439,531
7,675	Barclays Bank PLC, 144A	7.434%	12/15/17	A-	6,907,500
1,000	Barclays Bank PLC	6.278%	12/15/34	A-	760,000
2,700	BB&T Capital Trust IV	6.820%	6/12/37	A3	2,467,125
3,650	BBVA International Unipersonal	5.919%	4/18/17	A-	2,653,641
4,100	BNP Paribas, 144A	7.195%	12/25/37	A	3,608,000
2,350	Credit Agricole SA, 144A	8.375%	12/31/49	A-	2,232,500
10,950	Credit Agricole, S.A	9.750%	12/26/54	A-	11,278,500
5,750	First Empire Capital Trust I	8.234%	2/01/27	Baa2	5,346,356
3,500	First Union Capital Trust II, Series A	7.950%	11/15/29	A-	3,893,292
4,800	Fulton Capital Trust I	6.290%	2/01/36	BBB-	3,172,238
1,450	HBOS Capital Funding LP, 144A	6.071%	6/30/14	BB-	1,015,000
1,300	HSBC America Capital Trust I, 144A	7.808%	12/15/26	A-	1,231,750
1,000	HSBC Bank PLC	0.850%	6/11/49	A	610,000
9,300	HSBC Capital Funding LP, Debt	10.176%	6/30/50	A-	11,183,250
4,000	KeyCorp Capital III	7.750%	7/15/29	Baa3	3,968,860
7,800	LBG Capital I PLC	8.000%	6/15/20	B+	6,123,000
10,000	North Fork Capital Trust II	8.000%	12/15/27	Baa3	9,800,000
3,100	Northgroup Preferred Capital Corporation, 144A	6.378%	10/15/57	A	2,789,650
13,240	Rabobank Nederland, 144A	11.000%	6/30/19	AA-	16,397,396

Nuveen Investments

JQC

Nuveen Multi–Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Commercial Banks (continued)
2,000	Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	$1,549,966
15,910	Societe Generale	8.750%	10/07/49	BBB+	16,057,899
3,100	Standard Chartered PLC, 144A	6.409%	1/30/17	BBB	2,711,480
6,500	Standard Chartered PLC, 144A	7.014%	7/30/37	BBB	5,808,361
500	Wachovia Capital Trust V, 144A	7.965%	6/01/27	A-	500,216
	Total Commercial Banks				140,975,405
	Consumer Finance – 0.4%
5,500	Capital One Capital IV Corporation	6.745%	2/17/32	Baa3	4,647,500
	Diversified Financial Services – 1.1%
9	AMG Capital Trust II, Convertible Bond	5.150%	10/15/37	BB	289,756
7,870	Bank One Capital III	8.750%	9/01/30	A2	9,259,763
4,300	JPMorgan Chase Capital XXV	6.800%	10/01/37	A2	4,263,054
	Total Diversified Financial Services				13,812,573
	Diversified Telecommunication Services – 1.6%
19	Centaur Funding Corporation, Series B	9.080%	4/21/20	BBB	19,890,900
	Electric Utilities – 0.7%
8,200	Dominion Resources Inc.	7.500%	6/30/16	BBB	8,086,569
	Insurance – 8.0%
3,000	Allstate Corporation	6.125%	5/15/17	Baa1	2,658,750
1,500	Allstate Corporation	6.500%	5/15/37	Baa1	1,353,750
4,000	AXA SA, 144A	6.463%	12/14/18	Baa1	3,155,000
3,650	AXA SA, 144A	6.379%	12/14/36	Baa1	2,897,188
2,215	Catlin Insurance Company Limited	7.249%	1/19/17	BBB+	1,788,613
4,000	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	Baa1	3,540,000
750	Great West Life and Annuity Insurance Company, 144A	7.153%	5/16/16	A-	667,500
6,000	Hartford Financial Services Group Inc.	8.125%	6/15/18	BB+	5,490,000
3,500	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	2,905,000
10,270	MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	9,910,550
9,200	National Financial Services Inc.	6.750%	5/15/37	Baa2	6,939,192
1,550	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	999,270
5,500	Oil Insurance Limited, 144A	7.558%	6/30/11	Baa1	4,801,808
21,500	Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa3	18,812,500
5,100	Prudential Financial Inc.	8.875%	6/15/18	BBB+	5,431,500
10,000	Prudential PLC	6.500%	6/29/49	A-	8,325,000
1,700	Swiss Re Capital I	6.854%	5/25/16	A-	1,402,500
22,200	XL Capital, Limited	6.500%	10/15/57	BBB-	15,540,000
	Total Insurance				96,618,121
	Road & Rail – 0.6%
7,600	Burlington Northern Santa Fe Funding Trust I	6.613%	1/15/26	BBB	7,256,685
	Total Capital Preferred Securities (cost $318,032,269)				291,647,699

Shares	Description (1)	Value
	Investment Companies – 2.0% (1.5% of Total Investments)
682,749	BlackRock Credit Allocation Income Trust II	$6,711,423
679,959	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.	10,620,960
469,287	John Hancock Preferred Income Fund III	7,241,098
	Total Investment Companies (cost $36,387,988)	24,573,481

Nuveen Investments

Shares	Description (1)	Value
	Warrants – 0.1% (0.1% of Total Investments)
53,378	Citadel Broadcasting Corporation	$1,387,828
	Total Warrants (cost $1,626,695)	1,387,828

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 4.5% (3.3% of Total Investments)
$40,939	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/10, repurchase price $40,938,261, collateralized by $41,915,000 U.S. Treasury Notes, 2.500%, due 6/30/17, value $41,757,819	0.000%	7/01/10	$40,938,261
13,557	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/10, repurchase price $13,557,545, collateralized by $13,220,000 U.S. Treasury Notes, 3.000%, due 2/28/17, value $13,831,425	0.000%	7/01/10	13,557,545
$54,496	Total Short-Term Investments (cost $54,495,806)			54,495,806
	Total Investments (cost $1,723,704,485) – 134.9%			1,637,230,926

Shares	Description (1)	Value
	Common Stocks Sold Short – (0.7)%
	Chemicals – (0.1)%
(15,600)	Sigma-Aldrich Corporation	$(777,348)
	Diversified Consumer Services – (0.1)%
(5,550)	Strayer Education Inc.	(1,153,790)
	Food Products – (0.0)%
(12,600)	Green Mountain Coffee Roasters Inc., (2)	(323,820)
	Health Care Equipment & Supplies – (0.1)%
(20,600)	C. R. Bard, Inc.	(1,597,118)
	Hotels, Restaurants & Leisure – (0.1)%
(10,500)	P.F. Changs China Bistro, Inc.	(416,325)
(9,400)	WMS Industries Inc., (2)	(368,950)
	Total Hotels, Restaurants & Leisure	(785,275)
	Internet & Catalog Retail – (0.0)%
(4,100)	Amazon.com, Inc., (2)	(447,966)
	Specialty Retail – (0.3)%
(15,200)	AutoZone, Inc., (2)	(2,936,944)
(12,700)	Urban Outfitters, Inc., (2)	(436,753)
	Total Specialty Retail	(3,373,697)
	Total Common Stocks Sold Short (proceeds $7,755,849)	(8,459,014)
	Borrowings – (32.9)% (14)(15)	(400,000,000)
	Other Assets Less Liabilities – (1.3)%	(15,347,520)
	Net Assets Applicable to Common Shares – 100%	$1,213,424,392

Nuveen Investments

JQC

Nuveen Multi–Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Investments in Derivatives

Call Options Written outstanding at June 30, 2010:

Number of Contracts	Type	Notional Amount (16)	Expiration Date	Strike Price	Value
(1,140)	Aetna Inc.	$(3,420,000)	1/22/11	$30.0	$(175,560)
(1,970)	Ameren Corporation	(4,925,000)	9/18/10	25.0	(103,425)
(240)	AngloGold Ashanti Limited	(960,000)	1/22/11	40.0	(156,000)
(570)	Arch Coal Inc.	(1,425,000)	1/22/11	25.0	(76,950)
(770)	AstraZeneca Group	(3,465,000)	1/22/11	45.0	(369,600)
(973)	Barrick Gold Corporation	(3,892,000)	1/22/11	40.0	(795,427)
(1,103)	BP PLC	(3,860,500)	1/22/11	35.0	(377,778)
(839)	BP PLC	(4,614,500)	1/22/11	55.0	(25,590)
(208)	BP PLC	(1,352,000)	1/22/11	65.0	(2,600)
(1,275)	Cameco Corporation	(3,187,500)	1/22/11	25.0	(127,500)
(915)	Cameco Corporation	(3,202,500)	1/22/11	35.0	(6,863)
(676)	Chevron Corporation	(4,394,000)	1/22/11	65.0	(498,550)
(334)	ConocoPhillips	(1,503,000)	1/22/11	45.0	(233,800)
(1,440)	Deutsche Telekom AG	(1,440,000)	1/22/11	10.0	(370,800)
(980)	eBay, Inc.	(2,940,000)	1/22/11	30.0	(14,210)
(310)	Electricite de France S.A.	(1,302,000)	12/18/10	42.0	(5,118)
(612)	Forest Laboratories, Inc.	(1,836,000)	1/22/11	30.0	(97,920)
(2,175)	Gold Fields Limited	(2,718,750)	1/22/11	12.5	(427,387)
(825)	Gold Fields Limited	(1,237,500)	1/22/11	15.0	(73,013)
(480)	Ivanhoe Mines Ltd.	(960,000)	1/22/11	20.0	(20,400)
(1,433)	Korea Electric Power Corporation	(2,149,500)	12/18/10	15.0	(89,563)
(428)	Lockheed Martin Corporation	(3,210,000)	1/22/11	75.0	(237,540)
(550)	Microsoft Corporation	(1,705,000)	10/16/10	31.0	(3,574)
(852)	Newmont Mining Corporation	(4,260,000)	1/22/11	50.0	(1,209,840)
(588)	Nexen Inc.	(1,470,000)	9/18/10	25.0	(8,820)
(1,510)	Nippon Telegraph & Telephone Corporation	(3,397,500)	12/18/10	22.5	(75,500)
(1,820)	Nokia Corporation	(1,638,000)	1/22/11	9.0	(133,770)
(2,497)	NovaGold Resources, Inc.	(1,248,500)	9/18/10	5.0	(518,127)
(2,440)	Pfizer Inc.	(4,270,000)	1/22/11	17.5	(70,760)
(876)	Progress Energy, Inc.	(3,504,000)	10/16/10	40.0	(83,220)
(266)	Royal Dutch Shell PLC	(1,596,000)	7/17/10	60.0	(3,990)
(271)	Royal Dutch Shell PLC	(1,626,000)	10/16/10	60.0	(4,065)
(2,600)	Smithfield Foods, Inc.	(4,550,000)	1/22/11	17.5	(279,500)
(822)	Suncor Energy, Inc.	(2,466,000)	1/22/11	30.0	(283,590)
(603)	Telus Corporation	(1,809,000)	9/18/10	30.0	(391,950)
(2,105)	Tesoro Corporation	(2,631,250)	1/22/11	12.5	(284,175)
(575)	Tesoro Corporation	(862,500)	1/22/11	15.0	(35,937)
(2,580)	Tyson Foods, Inc.	(5,160,000)	1/22/11	20.0	(180,600)
(1,587)	UBS AG	(2,777,250)	1/22/11	17.5	(59,513)
(670)	Wal-Mart Stores, Inc.	(3,517,500)	1/22/11	52.5	(89,780)
(596)	Wal-Mart Stores, Inc.	(3,278,000)	1/22/11	55.0	(44,700)
(43,504)	Total Call Options Written (premiums received $10,629,857)	$(109,761,250)			$(8,047,005)

Nuveen Investments

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Investment, or portion of investment, has been pledged as collateral for call options written.

  (4)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

  (5)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (6)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

  (7)  Non-income producing security, in the case of a Senior Loan, denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

  (8)  At or subsequent to June 30, 2010, this issue was under the protection of the Federal Bankruptcy Court.

  (9)  The Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (10)  At or subsequent to June 30, 2010, the Fund's Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income and "write-off" any remaining recorded balances on the Fund's records.

  (11)  Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

  (12)  This issue is under protection of the Federal Bankruptcy Court. As a result, the Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (13)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

  (14)  Borrowings as a percentage of Total Investments is 24.4%.

  (15)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of June 30, 2010, investments with a value of $980,227,992 have been pledged as collateral for Borrowings.

  (16)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by $100.

  (17)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

  N/R  Not rated.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers

  ADR  American Depositary Receipt.

  CORTS  Corporate Backed Trust Securities.

  PPLUS  PreferredPlus Trust.

  SATURNS  Structured Asset Trust Unit Repackaging.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

  June 30, 2010 (Unaudited)

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Assets
Investments, at value (cost $1,162,997,888 and $1,723,704,485, respectively)	$1,098,807,759	$1,637,230,926
Deposits with brokers for securities sold short and options written	8,006,064	13,634,567
Cash	147,386	207,845
Cash denominated in foreign currencies (cost $177,985 and $279,407, respectively)	178,441	280,171
Receivables:
Dividends	952,583	1,791,303
Interest	5,227,296	7,318,054
Investments sold	12,694,183	12,028,744
Reclaims	121,633	192,112
Other assets	192,635	252,100
Total assets	1,126,327,980	1,672,935,822
Liabilities
Borrowings	270,000,000	400,000,000
Securities sold short, at value (proceeds $5,253,474 and $7,755,849, respectively)	5,721,337	8,459,014
Call options written, at value (premiums received $6,947,729 and $10,629,857, respectively)	5,051,272	8,047,005
Payables:
Common share dividends	16,167,816	23,459,665
Investments purchased	12,753,862	18,008,211
Accrued expenses:
Interest on borrowings	22,270	32,993
Management fees	714,491	935,258
Other	441,838	569,284
Total liabilities	310,872,886	459,511,430
Net assets applicable to Common shares	$815,455,094	$1,213,424,392
Common shares outstanding	97,804,878	137,491,325
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$8.34	$8.83
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$978,049	$1,374,913
Paid-in surplus	1,336,733,907	1,908,262,133
Undistributed (Over-distribution of) net investment income	(24,314,051)	(37,725,231)
Accumulated net realized gain (loss)	(435,181,995)	(573,893,914)
Net unrealized appreciation (depreciation)	(62,760,816)	(84,593,509)
Net assets applicable to Common shares	$815,455,094	$1,213,424,392
Authorized shares:
Common	Unlimited	Unlimited
FundPreferred	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

  Six Months Ended June 30, 2010 (Unaudited)

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Investment Income
Dividends (net of foreign tax withheld of $326,110 and $468,322, respectively)	$17,848,210	$26,013,927
Interest	12,957,422	19,604,138
Total investment income	30,805,632	45,618,065
Expenses
Management fees	4,866,677	7,110,161
Dividend expense on securities sold short	15,054	22,106
Shareholders' servicing agent fees and expenses	3,695	4,747
Interest expense on borrowings	1,749,791	2,592,283
Custodian's fees and expenses	196,138	256,064
Trustees' fees and expenses	30,752	45,745
Professional fees	31,652	40,135
Shareholders' reports – printing and mailing expenses	171,533	210,054
Stock exchange listing fees	16,444	23,151
Investor relations expense	81,752	109,065
Other expenses	46,424	61,796
Total expenses before custodian fee credit and expense reimbursement	7,209,912	10,475,307
Custodian fee credit	(625)	(745)
Expense reimbursement	(669,763)	(1,328,264)
Net expenses	6,539,524	9,146,298
Net investment income	24,266,108	36,471,767
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments, securities sold short and foreign currency	(10,272,886)	(10,748,429)
Options written	3,492,815	5,440,004
Change in net unrealized appreciation (depreciation) of:
Investments, securities sold short and foreign currency	(10,463,251)	(13,241,879)
Options written	3,896,564	5,426,015
Net realized and unrealized gain (loss)	(13,346,758)	(13,124,289)
Net increase (decrease) in net assets applicable to Common shares from operations	$10,919,350	$23,347,478

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited)

	Multi-Strategy Income and Growth (JPC)		Multi-Strategy Income and Growth 2 (JQC)
	Six Months Ended 6/30/10	Year Ended 12/31/09	Six Months Ended 6/30/10	Year Ended 12/31/09
Operations
Net investment income	$24,266,108	$53,732,729	$36,471,767	$81,743,124
Net realized gain (loss) from:
Investments, securities sold short and foreign currency	(10,272,886)	(148,673,757)	(10,748,429)	(224,800,478)
Interest rate swaps	—	(170,494)	—	(231,988)
Options written	3,492,815	8,437,654	5,440,004	12,008,939
Change in net unrealized appreciation (depreciation) of:
Investments, securities sold short and foreign currency	(10,463,251)	449,586,142	(13,241,879)	644,807,303
Interest rate swaps	—	164,738	—	224,156
Options written	3,896,564	(8,842,570)	5,426,015	(12,574,727)
Distributions to FundPreferred shareholders:
From net investment income	—	(272,564)	—	(376,424)
Net increase (decrease) in net assets applicable to Common shares from operations	10,919,350	353,961,878	23,347,478	500,799,905
Distributions to Common Shareholders
From and in excess of net investment income	(33,290,209)	—	(48,179,592)	—
From net investment income	—	(59,406,423)	—	(89,637,676)
Return of capital	—	(2,458,931)	—	(165,530)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(33,290,209)	(61,865,354)	(48,179,592)	(89,803,206)
Capital Share Transactions
Common shares repurchased and retired	(2,020,459)	(8,947,761)	(4,542,021)	(11,667,571)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	(2,020,459)	(8,947,761)	(4,542,021)	(11,667,571)
Net increase (decrease) in net assets applicable to Common shares	(24,391,318)	283,148,763	(29,374,135)	399,329,128
Net assets applicable to Common shares at the beginning of period	839,846,412	556,697,649	1,242,798,527	843,469,399
Net assets applicable to Common shares at the end of period	$815,455,094	$839,846,412	$1,213,424,392	$1,242,798,527
Undistributed (Over-distribution of) net investment income at the end of period	$(24,314,051)	$(15,289,950)	$(37,725,231)	$(26,017,406)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

  Six Months Ended June 30, 2010 (Unaudited)

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$10,919,350	$23,347,478
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments and securities sold short	(287,695,346)	(429,044,505)
Proceeds from sales and maturities of investments and securities sold short	297,874,319	432,220,659
Proceeds from (Purchases of) short-term investments, net	(23,312,890)	(25,906,495)
Proceeds from (Payments for) cash denominated in foreign currencies, net	(177,985)	(219,931)
Cash paid for call options exercised, terminated and expired	(346,032)	(512,237)
Premiums received for options written	7,129,348	10,824,476
Amortization (Accretion) of premiums and discounts, net	(1,463,080)	(2,235,311)
(Increase) Decrease in deposits with brokers for securities sold short and options written	(782,131)	(4,159,459)
(Increase) Decrease in receivable for dividends	(94,398)	27,862
(Increase) Decrease in receivable for interest	(172,513)	(160,358)
(Increase) Decrease in receivable for investments sold	(10,337,437)	(7,940,133)
(Increase) Decrease in receivable for reclaims	(47,431)	(83,070)
(Increase) Decrease in other assets	(35,472)	(49,704)
Increase (Decrease) in payable for investments purchased	11,202,242	16,632,817
Increase (Decrease) in accrued interest on borrowings	(4,744)	(7,028)
Increase (Decrease) in accrued management fees	47,773	(32,373)
Increase (Decrease) in accrued other liabilities	51,981	52,737
Net realized (gain) loss from investments, securities sold short and foreign currency	10,272,886	10,748,429
Net realized (gain) loss from options written	(3,492,815)	(5,440,004)
Net realized (gain) loss from paydowns	2,612,373	3,630,116
Change in net unrealized (appreciation) depreciation of investments, securities sold short and foreign currency	10,463,251	13,241,879
Change in net unrealized (appreciation) depreciation of options written	(3,896,564)	(5,426,015)
Net cash provided by (used in) operating activities	18,714,685	29,509,830
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft balance	—	(40,037)
Increase (Decrease) in cash overdraft denominated in foreign currencies	(2,868)	—
Cash distributions paid to Common shareholders	(17,122,393)	(24,719,927)
Cost of Common shares repurchased and retired	(2,020,459)	(4,542,021)
Net cash provided by (used in) financing activities	(19,145,720)	(29,301,985)
Net Increase (Decrease) in Cash	(431,035)	207,845
Cash at the beginning of period	578,421	—
Cash at the End of Period	$147,386	$207,845
Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings was $1,754,535 and $2,599,311 for Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC), respectively.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

The funds covered in this report and their corresponding Common share New York Stock Exchange ("NYSE") symbols are Nuveen Multi-Strategy Income and Growth Fund (JPC) and Nuveen Multi-Strategy Income and Growth Fund 2 (JQC) (collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide high current income by maintaining a portfolio exposure target of approximately 70% in income-oriented debt securities (preferred securities and fixed- and floating-rate debt including high yield debt and senior loans), and 30% in equities and equity-like securities (convertibles and domestic and international equities). The exact portfolio composition will vary over time as a result of market changes as well as Nuveen Asset Management's (the "Adviser"), a wholly-owned subsidiary of Nuveen Investment Inc. ("Nuveen"), view of the portfolio composition that best enables the Funds to achieve their investment objectives consistent with a strategic 70%/30% income/equity mix. Each Fund's secondary objective is total return.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices. Prices of certain American Depository Receipts ("ADR") held by the Fund that trade in only limited volume in the United States are valued based on the mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE. These securities generally represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities, senior loans and interest rate swaps are provided by a pricing service approved by the Funds' Board of Trustees. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and ask prices or the yield equivalent when quotations are readily available. These securities are generally classified as Level 2. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. These securities are generally classified as Level 2. Highly rated zero coupon fixed-income securities, like U.S. Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity. With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities will generally be classified as Level 1 or Level 2.

Like most fixed income instruments, the senior loans in which the Funds invest are not listed on an organized exchange. The secondary market of senior loans may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

The value of exchange-traded options are based on the last sale price or, in the absence of such a price, at the mean of the bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using market implied volatilities and are generally classified as Level 2.

Nuveen Investments

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; fixed-income securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2010, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) had outstanding when-issued/delayed delivery purchase commitments of $545,198 and $793,826, respectively.

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, and fee income, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Funds make quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will be treated as a

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

return of capital for tax purposes and will reduce net asset value per share. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2009, is reflected in the accompanying financial statements.

The distributions made by the Funds during the six months ended June 30, 2010, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over-distribution of) net investment income" as of June 30, 2010, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2010, reflect an over-distribution of net investment income.

FundPreferred Shares

The Funds are authorized to issue Fund Preferred shares. As of December 31, 2009, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) redeemed all of their outstanding FundPreferred shares, at liquidation values of $708,000,000 and $965,000,000, respectively.

Short Sales

Each Fund is authorized to make short sales of securities. To secure its obligation to deliver securities sold short, each Fund has instructed the custodian to segregate assets of the Fund, which are then held at the applicable broker, as collateral with an equivalent amount of the securities sold short. The collateral required is determined by reference to the market value of the short positions. Each Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and recognizes such amounts as "Dividend expense on securities sold short" on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency" on the Statement of Operations.

Liabilities for securities sold short are reported at market value in the accompanying financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. Each Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Each Fund's loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. Each Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as a component of "Net realized gain (loss) from investments, securities sold short and foreign currency" on the Statement of Operations.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend and interest income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign

Nuveen Investments

currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are recognized as a component of "Net realized gain (loss) from investments, securities sold short and foreign currency" and "Change in net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency" on the Statement of Operations, when applicable.

Interest Rate Swaps

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. Each Fund's use of interest rate swap contracts is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap contracts involve each Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate each Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the market value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps" with the change during the fiscal period reflected on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of interest rate swaps." Once periodic payments are settled in cash, the net amount is recognized as "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to net realized gain or loss recorded upon the termination of interest rate swap contracts. For tax purposes, periodic payments are treated as ordinary income or expense. The Funds did not invest in interest rate swaps transactions during the six months ended June 30, 2010.

Options Transactions

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps ("swaptions") or currencies in an attempt to manage this and other possible risks. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options. Put options purchased are accounted for in the same manner as portfolio securities. The market risk associated with purchasing put options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call and/or Put options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or a Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as "Change in net unrealized appreciation (depreciation) of options written" on the Statement of Operations. When a written call and/or put option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as "Net realized gain (loss) from options written" on the Statement of Operations. Each Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

The Funds did not purchase call or put options during the six months ended June 30, 2010. The average notional amount of call options written during the six months ended June 30, 2010, was as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Average notional amount of call options written	$(53,488,867)	$(82,028,933)

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on call options written.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of each Fund's investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of June 30, 2010:

Multi-Strategy Income and Growth (JPC)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$196,857,493	$87,328,667	$—	$284,186,160
Preferred Securities**	292,995,443	219,846,542	—	512,841,985
Variable Rate Senior Loan Interests	—	61,178,822	—	61,178,822
Convertible Bonds	—	92,300,688	—	92,300,688
Corporate Bonds	—	95,146,553	3,577,345	98,723,898
Investment Companies	12,149,570	—	—	12,149,570
Warrants	—	832,702	—	832,702
Short-Term Investments	36,593,934	—	—	36,593,934
Common Stocks Sold Short	(5,721,337)	—	—	(5,721,337)
Derivatives:
Call Options Written	(5,051,272)	—	—	(5,051,272)
Total	$527,823,831	$556,633,974	$3,577,345	$1,088,035,150
Multi-Strategy Income and Growth 2 (JQC)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$295,177,188	$128,484,748	$—	$423,661,936
Preferred Securities**	456,812,905	321,666,675	—	778,479,580
Variable Rate Senior Loan Interests	—	85,989,556	—	85,989,556
Convertible Bonds	—	129,251,008	—	129,251,008
Corporate Bonds	—	134,364,111	5,027,620	139,391,731
Investment Companies	24,573,481	—	—	24,573,481
Warrants	—	1,387,828	—	1,387,828
Short-Term Investments	54,495,806	—	—	54,495,806
Common Stocks Sold Short	(8,459,014)	—	—	(8,459,014)
Derivatives:
Call Options Written	(8,047,005)	—	—	(8,047,005)
Total	$814,553,361	$801,143,926	$5,027,620	$1,620,724,907

*  Refer to the Fund's Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

**  Preferred Securities includes Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities held by the Fund at the end of the reporting period, if any.

The following is a reconciliation of each Fund's Level 3 investments held at the beginning and end of the measurement period:

Multi-Strategy Income and Growth (JPC)	Level 3 Corporate Bonds	Level 3 Warrants	Level 3 Total
Balance at the beginning of period	$3,348,500	$6,725	$3,355,255
Gains (losses):
Net realized gains (losses)	—	1,206	1,206
Net change in unrealized appreciation (depreciation)	202,057	(6,725)	195,332
Net purchases at cost (sales at proceeds)	—	(1,206)	(1,206)
Net discounts (premiums)	26,788	—	26,788
Net transfers in to (out of) at end of period fair value	—	—	—
Balance at the end of period	$3,577,345	$—	$3,577,345
Multi-Strategy Income and Growth 2 (JQC)	Level 3 Corporate Bonds	Level 3 Warrants	Level 3 Total
Balance at the beginning of period	$4,706,000	$9,918	$4,715,918
Gains (losses):
Net realized gains (losses)	—	1,779	1,779
Net change in unrealized appreciation (depreciation)	283,972	(9,918)	274,054
Net purchases at cost (sales at proceeds)	—	(1,779)	(1,779)
Net discounts (premiums)	37,648	—	37,648
Net transfers in to (out of) at end of period fair value	—	—	—
Balance at the end of period	$5,027,620	$—	$5,027,620

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Multi-Strategy Income and Growth's (JPC) and Multi-Strategy Income and Growth 2's (JQC) "Change in net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency" presented on the Statement of Operations includes $202,057 and $283,972, respectively, of net unrealized appreciation (depreciation) related to securities classified as Level 3 at period end.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Funds were invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of June 30, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Multi-Strategy Income and Growth (JPC)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$5,051,272

Multi-Strategy Income and Growth 2 (JQC)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$8,047,005

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Options Written	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Risk Exposure
Equity Price	$3,492,815	$5,440,004
Change in Net Unrealized Appreciation (Depreciation) of Options Written	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Risk Exposure
Equity Price	$3,896,564	$5,426,015

Nuveen Investments

4. Fund Shares

Common Shares

Transactions in Common shares were as follows:

	Multi-Strategy Income and Growth (JPC)		Multi-Strategy Income and Growth 2 (JQC)
	Six Months Ended 6/30/10	Year Ended 12/31/09	Six Months Ended 6/30/10	Year Ended 12/31/09
Common shares repurchased and retired	(272,000)	(1,326,650)	(584,900)	(1,655,075)
Weighted average:
Price per Common share repurchased and retired	$7.41	$6.72	$7.75	$7.03
Discount per Common share repurchased and retired	14.96%	16.86%	15.74%	17.24%

FundPreferred Shares

Transactions in FundPreferred shares were as follows:

	Multi-Strategy Income and Growth (JPC)				Multi-Strategy Income and Growth 2 (JQC)
	Six Months Ended 6/30/10		Year Ended 12/31/09		Six Months Ended 6/30/10		Year Ended 12/31/09
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
FundPreferred shares redeemed:
Series M	N/A	N/A	791	$19,775,000	N/A	N/A	663	$16,575,000
Series M2	N/A	N/A	—	—	N/A	N/A	663	16,575,000
Series T	N/A	N/A	791	19,775,000	N/A	N/A	663	16,575,000
Series T2	N/A	N/A	—	—	N/A	N/A	663	16,575,000
Series W	N/A	N/A	791	19,775,000	N/A	N/A	663	16,575,000
Series W2	N/A	N/A	—	—	N/A	N/A	664	16,600,000
Series TH	N/A	N/A	791	19,775,000	N/A	N/A	664	16,600,000
Series TH2	N/A	N/A	—	—	N/A	N/A	663	16,575,000
Series F	N/A	N/A	791	19,775,000	N/A	N/A	663	16,575,000
Series F2	N/A	N/A	791	19,775,000	N/A	N/A	663	16,575,000
	N/A	N/A	4,746	$118,650,000	N/A	N/A	6,632	$165,800,000

N/A—Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) redeemed all $708,000,000 and $965,000,000 of their outstanding Fund Preferred shares, respectively, as of December 31, 2009.

5. Investment Transactions

Purchases and sales (including maturities and proceeds from securities sold short, but excluding short-term investments, and derivative transactions) during the six months ended June 30, 2010, were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Purchases	$287,695,346	$429,044,505
Sales, maturities and proceeds from securities sold short	297,874,319	432,220,659

Transactions in call options written during the six months ended June 30, 2010, were as follows:

	Multi-Strategy Income and Growth (JPC)		Multi-Strategy Income and Growth 2 (JQC)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding, beginning of period	20,241	$3,657,228	31,006	$5,757,622
Options written	29,112	7,129,348	44,501	10,824,476
Options terminated in closing purchase transactions	(2,455)	(406,641)	(3,753)	(617,462)
Options exercised	(14,566)	(2,434,303)	(22,077)	(3,827,881)
Options expired	(4,163)	(997,903)	(6,173)	(1,506,898)
Outstanding, end of period	28,169	$6,947,729	43,504	$10,629,857

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, timing differences in the recognition of income on REIT investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Cost of investments	$1,171,727,193	$1,736,607,972
Gross unrealized:
Appreciation	$45,409,532	$69,121,644
Depreciation	(118,328,966)	(168,498,690)
Net unrealized appreciation (depreciation) of investments	$(72,919,434)	$(99,377,046)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2009, the Funds' last tax year end, were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Undistributed net ordinary income *	$—	$—
Undistributed net long-term capital gains	—	—

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended December 31, 2009, was designated for purposes of the dividends paid deduction as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Distributions from net ordinary income *	$59,681,788	$90,017,592
Distributions from net long-term capital gains	—	—
Return of capital	2,458,931	165,530

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2009, the Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards for both Funds will both expire as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Expiration:
December 31, 2016	$215,894,596	$268,355,995
December 31, 2017	204,895,930	289,143,715
Total	$420,790,526	$557,499,710

Nuveen Investments

The Funds have elected to defer net realized losses from investments incurred from November 1, 2009 through December 31, 2009, the Funds' last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Post-October capital losses	$4,905,484	$7,070,587
Post-October currency losses	5,846	855,212

Calculation of certain of the amounts presented above (namely, undistributed net ordinary income) involves the application of complex aspects of the Internal Revenue Code to certain securities held by the Funds. In calculating the amount of taxable income derived from these securities, management made assumptions as to the correct tax treatment of certain of those securities and made estimates about the tax characteristics of income received from those securities, based on information currently available to the Funds. The use of these assumptions and estimates will not affect the qualification of the Funds as regulated investment companies under Subchapter M of the Internal Revenue Code, nor is it expected that these assumptions and estimates will be used in computing taxable income for purposes of preparing the federal and state income and excise tax returns.

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee is separated into two components — a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund's shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Managed Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of June 30, 2010, the complex-level fee rate was .1857%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall investment strategy and asset allocation decisions. The Adviser has entered into Sub-Advisory Agreements with Spectrum Asset Management, Inc. ("Spectrum"), Symphony Asset Management, LLC ("Symphony") and Tradewinds Global Investors, LLC ("Tradewinds"). Symphony and Tradewinds are both subsidiaries of Nuveen. Spectrum manages the portion of the Funds' investment portfolios allocated to preferred securities. Symphony manages the portion of the

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Funds' investment portfolios allocated to debt securities and certain equity investments. Tradewinds manages the portion of the Funds' investment portfolios allocated to global equities. Each sub-adviser is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of Multi-Strategy Income and Growth's (JPC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending March 31,			Year Ending March 31,
2003	*	.32%	2008	.32%
2004		.32	2009	.24
2005		.32	2010	.16
2006		.32	2011	.08
2007		.32

*  From the commencement of operations.

The Adviser has not agreed to reimburse Multi-Strategy Income and Growth (JPC) for any portion of its fees and expenses beyond March 31, 2011.

For the first eight years of Multi-Strategy Income and Growth 2's (JQC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending June 30,			Year Ending June 30,
2003	*	.32%	2008	.32%
2004		.32	2009	.24
2005		.32	2010	.16
2006		.32	2011	.08
2007		.32

*  From the commencement of operations.

The Adviser has not agreed to reimburse Multi-Strategy Income and Growth 2 (JQC) for any portion of its fees and expenses beyond June 30, 2011.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the senior loan agreements, each Fund may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At June 30, 2010, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) had no unfunded senior loan commitments.

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Participation Commitments

With respect to the senior loans held in each Fund's portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, a Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, a Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At June 30, 2010, there were no such outstanding participation commitments in either Fund.

9. Borrowing Arrangements

Multi-Strategy Income and Growth (JPC) has entered into a $270 million prime brokerage facility with BNP Paribas Prime Brokerage, Inc. ("BNP"). As of June 30, 2010, the Fund's outstanding balance on this facility was the entire $270 million. For the six months ended June 30, 2010, the average daily balance outstanding and average interest rate on these borrowings were $270 million and 1.31%, respectively.

Multi-Strategy Income and Growth 2 (JQC) has entered into a $400 million prime brokerage facility with BNP. As of June 30, 2010, the Fund's outstanding balance on this facility was the entire $400 million. For the six months ended June 30, 2010, the average daily balance outstanding and average interest rate on these borrowings were $400 million and 1.31%, respectively.

In order to maintain these borrowing facilities, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Funds' Portfolios of Investments. Interest is charged on these borrowings at 3-Month LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .50% on the undrawn balance.

Amounts borrowed on each Fund's prime brokerage facility are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on the amounts borrowed and undrawn balances are recognized as "Interest expense on borrowings" on the Statement of Operations.

10. New Accounting Standards

Fair Value Measurements

On January 21, 2010, the Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

11. Subsequent Events

Other Matters

As discussed in the Portfolio Managers' Comments section of this report, lawsuits pursuing claims made in the demand letter alleging that the Funds' Board of Trustees breached their fiduciary duties related to the redemption at par of the Funds' FundPreferred shares had been filed on behalf of shareholders of the Funds, against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of the Funds. Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. The Funds believe that these lawsuits will not have a material effect on the Funds or on the Adviser's ability to serve as investment adviser to the Funds.

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

			Investment Operations					Less Distributions
		Beginning Common Share Net Asset Value	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Fund- Preferred Share- holders(b)	Distributions from Capital Gains to Fund- Preferred Share- holders(b)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Return of Capital to Common Share- holders	Total
Multi-Strategy Income and Growth (JPC)
Year Ended 12/31:
2010	(e)	$8.56	$.25	$(.13)	$—	$—	.12	$(.34 )*	$—	—	$(.34)
2009		5.60	.54	3.03	— ***	—	3.57	(.61)	—	(.02)	(.63)
2008		12.38	.86	(6.49)	(.15)	—	(5.78)	(.69)	—	(.31)	(1.00)
2007		14.26	.97	(1.34)	(.28)	(.09)	(.74)	(.77)	(.25)	(.12)	(1.14)
2006		14.18	1.02	.50	(.31)	(.03)	1.18	(.87)	(.08)	(.15)	(1.10)
2005		15.32	1.13	(.74)	(.22)	—	.17	(1.15)	(.16)	—	(1.31)
Multi-Strategy Income and Growth 2 (JQC)
Year Ended 12/31:
2010	(e)	9.00	.26	(.08)	—	—	.18	(.35 )*	—	—	(.35)
2009		6.04	.59	3.01	— ***	—	3.60	(.65)	—	— ***	(.65)
2008		12.46	.86	(6.14)	(.14)	—	(5.42)	(.72)	—	(.28)	(1.00)
2007		14.29	.97	(1.30)	(.26)	(.10)	(.69)	(.79)	(.30)	(.05)	(1.14)
2006		14.20	1.04	.48	(.30)	(.03)	1.19	(.93)	(.09)	(.08)	(1.10)
2005		15.18	1.12	(.70)	(.21)	(.01)	.20	(1.09)	(.09)	—	(1.18)

(a)  Per share Net Investment Income is calculated using the average daily shares method.

(b)  The amounts shown are based on Common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(e)  For the six months ended June 30, 2010.

(f)  Borrowings Interest Expense includes amortization of borrowing costs. Borrowing costs were fully amortized and expensed as of December 31, 2009.

*  Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2010.

**  Annualized.

***  Rounds to less than $.01 per share.

****  Rounds to less than .01%.

*****  Annualized and rounds to less than .01% per share.

Nuveen Investments

									Ratios/Supplemental Data
						Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)
		Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value	Based on Market Value(c)	Based on Common Share Net Asset Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses†		Net Investment Income†		Expenses†		Net Investment Income†		Portfolio Turnover Rate
Multi-Strategy Income and Growth (JPC)
Year Ended 12/31:
2010	(e)	$—	***	$8.34	$7.34	2.41%	1.28%	$815,455	1.70	%**	5.55	%**	1.54	%**	5.71	%**	26%
2009		.02		8.56	7.49	81.73	67.37	839,846	1.80		7.76		1.57		7.99		50
2008		—	***	5.60	4.60	(51.80)	(49.27)	556,698	2.47		8.14		2.04		8.57		36
2007		—	***	12.38	10.93	(16.28)	(5.71)	1,230,342	1.53		6.54		1.05		7.03		84
2006		—	***	14.26	14.29	29.81	8.71	1,421,951	1.49		6.80		1.00		7.28		72
2005		—		14.18	11.97	(7.63)	1.32	1,419,946	1.50		7.25		1.03		7.72		37
Multi-Strategy Income and Growth 2 (JQC)
Year Ended 12/31:
2010	(e)	—	***	8.83	$7.78	5.62%	1.77%	1,213,424	1.66	**	5.57	**	1.45	**	5.78	**	26
2009		.01		9.00	7.69	76.23	63.01	1,242,799	1.75		8.01		1.48		8.27		55
2008		—	***	6.04	4.87	(49.39)	(45.84)	843,469	2.41		8.00		1.95		8.45		37
2007		—	***	12.46	11.00	(14.70)	(5.34)	1,740,952	1.50		6.51		1.02		6.99		78
2006		—	***	14.29	14.11	26.71	8.73	2,008,154	1.44		6.90		.96		7.37		77
2005		—		14.20	12.11	(4.40)	1.41	2,002,079	1.46		7.25		.99		7.72		34

†  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of the dividend expense on securities sold short and interest expense paid on borrowings as follows:

					FundPreferred Shares at End of Period			Borrowings at End of Period
		Ratios of Dividend Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(f)	Aggregate Amount Outstanding (000)	Liquidation and Market Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Multi-Strategy Income and Growth (JPC)
Year Ended 12/31:
2010	(e)	—	%*****	0.41%	$—	$—	$—	$270,000	$4,020
2009		—	****	0.45	—	—	—	270,000	4,111
2008		0.01		0.82	118,650	25,000	142,298	145,545	5,640
2007		—	****	—	708,000	25,000	64,444	—	—
2006		—		—	708,000	25,000	75,210	—	—
2005		0.01		—	708,000	25,000	75,139	—	—
Multi-Strategy Income and Growth 2 (JQC)
Year Ended 12/31:
2010	(e)	—	*****	0.41	—	—	—	400,000	4,034
2009		—	****	0.46	—	—	—	400,000	4,107
2008		0.01		0.83	165,800	25,000	152,182	224,200	5,502
2007		—	****	—	965,000	25,000	70,102	—	—
2006		—		—	965,000	25,000	77,025	—	—
2005		0.01		—	965,000	25,000	76,867	—	—

See accompanying notes to financial statements.

Nuveen Investments

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the "May Meeting"), the Boards of Trustees (each, a "Board," and each Trustee, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management ("NAM") and each Fund and the sub-advisory agreements between NAM and Spectrum Asset Management, Inc. ("Spectrum"), NAM and Tradewinds Global Investors, LLC ("Tradewinds") and NAM and Symphony Asset Management LLC ("Symphony") (Spectrum, Tradewinds and Symphony are each a "Sub-Adviser"). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each, an "Investment Management Agreement") and sub-advisory agreements (each, a "Sub-advisory Agreement," and each Investment Management Agreement and Sub-advisory Agreement, an "Advisory Agreement"), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Advisers (NAM and the Sub-Advisers are each a "Fund Adviser"), including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal

Nuveen Investments

counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen's efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

The Independent Board Members also considered NAM's oversight of the performance, business activities and compliance of the Sub-Advisers. In that regard, the Independent Board Members reviewed an evaluation of each Sub-Adviser from NAM. The evaluation also included information relating to the respective Sub-Adviser's organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting each Sub-Adviser, and an analysis of each Sub-Adviser. As described in further detail below, the Board also considered the performance of the portion of the investment portfolio for which each Sub-Adviser is responsible. In addition, the Board recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Advisers were not expected to supply other significant administrative services to the Funds. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with Tradewinds in 2009 and 2010 and Symphony in 2010. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreements and considered the basis for such recommendations.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund's total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. In addition, the Independent Board Members also reviewed, among other things, the returns of each sleeve of each Fund relative to the benchmark of such sleeve for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the Nuveen funds sub-advised by each Sub-Adviser, respectively, in the aggregate. The Independent

Nuveen Investments

Board Members also reviewed historic premium and discount levels, including a summary of actions taken to date for each Fund. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund's performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Funds) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory. The Independent Board Members noted that although each Fund underperformed the performance of its respective benchmark for the three-year period, it outperformed the performance of its respective benchmark for the one-year period.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members noted that each Fund had a net management fee and/or net expense ratio below the peer average of its respective Peer Group or Peer Universe.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisers, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. With respect to Symphony, the Independent Board Members also reviewed the fees it assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee. The Independent Board Members noted that with respect to Spectrum, the Sub-Adviser that is unaffiliated with Nuveen, such fees were the result of arm's-length negotiations.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep

Nuveen Investments

them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided. In addition, with respect to Spectrum, which is unaffiliated with Nuveen, the Independent Board Members also considered such Sub-Adviser's revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that such Sub-Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time to time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

With respect to Tradewinds, the Independent Board Members considered that such Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund's portfolio transactions. The Independent Board Members further noted that this Sub-Adviser's profitability may be lower if it were required to pay for this research with hard dollars. With respect to Spectrum, the Board noted that this Sub-Adviser does not direct trades through non-affiliated broker-dealers and therefore does not have any brokerage to provide in order to receive research or related services on a soft dollar basis. Spectrum, however, may from time to time receive research from various firms with which it transacts client business, but it has no arrangements with these firms and clients do not pay higher commissions to receive

Nuveen Investments

such research. Spectrum also serves as its own broker for portfolio transactions for the Nuveen funds it advises and therefore may receive some indirect compensation. With respect to Symphony, the Board considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with a Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Beta: Beta is a measure describing the relationship between a security's return and the return of the security's asset class as a whole. Higher beta securities often show greater volatility than the general market, while lower beta securities have less perceived volatility.

•  Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

•  Current Distribution Rate: Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Net Asset Value (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any debt and preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments

Other Useful Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager

Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange ("NYSE") the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Fund	Common Shares Repurchased
JPC	272,000

JQC	584,900

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on June 30, 2010.

Find out how we can help you.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

ESA-F-0610D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS
JANUARY 1-31, 2010	62,700	7.58	62,700	8,799,950

FEBRUARY 1-28, 2010	17,300	7.20	17,300	8,782,650

MARCH 1-31, 2010	0		0	8,782,650

APRIL 1-30, 2010	0		0	8,782,650

MAY 1-31, 2009	158,500	7.38	158,500	8,624,150

JUNE 1-30, 2009	33,500	7.31	33,500	8,590,650

TOTAL	272,000

* The registrant’s repurchase program, which authorized the repurchase of 9,915,000 shares, was announced October 3, 2009.  Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multi-Strategy Income and Growth Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 8, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 8, 2010